UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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CELANESE CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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þ	No fee required

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¨	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Celanese The chemistry inside innovation™

2026 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

Cautionary Note Regarding Forward-Looking Statements; Available Information
This Proxy Statement includes estimates, projections, statements relating to our business plans, objectives, and expected operating results that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may appear throughout this Proxy Statement. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that may cause actual results to differ materially. We describe risks and uncertainties that could cause actual results and events to differ materially in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our Forms 10-K and 10-Q. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise.

References to our website in this Proxy Statement are provided as a convenience, and the information on our website is not, and shall not be deemed to be a part of this Proxy Statement or incorporated into any other filings we make with the SEC. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding issuers, including Celanese Corporation, that electronically file with the SEC at http://www.sec.gov.

Celanese 2026 / Notice of Annual Meeting and Proxy Statement / i

A letter from Edward Galante, our Chair of the Board
March 4, 2026
DEAR FELLOW SHAREHOLDERS:
As Chair of the Celanese Board of Directors, I am pleased to share an update on Celanese and our progress positioning the Company for long-term success and shareholder value creation.
Focused on Delivering Long-Term Shareholder Value
The Board remains closely engaged with management as Celanese advances actions to enhance performance, strengthen financial flexibility, and capitalize on value-enhancing opportunities. While we have made meaningful progress, we recognize that important work remains. Your Board and management team are continuing to approach this work with urgency, discipline, and a mindset of continuous improvement.
The Board has spent considerable time with management evaluating the opportunities associated with Celanese’s strategic transformation, including potential divestitures and other cash generation actions, optimization of the Company’s global asset base, and the disciplined allocation of capital. Our oversight has centered on several priorities critical to long‑term shareholder returns:
•Balance sheet strength and capital deployment: The Board closely evaluates cash flow generation, deleveraging progress, and capital deployment, all with the goal of maintaining financial flexibility while supporting growth.
•Operational and commercial performance: We actively review management’s plans and actions to enhance productivity, improve cost efficiency, and strengthen the Company’s competitive position across its businesses.
•Portfolio and strategic positioning: We continually assess the long‑term strategic fit of the Company’s businesses and assets with the goal to position Celanese to capture opportunities at attractive returns.
Through this work, the Board has maintained a clear line of sight on what ultimately matters: strengthening Celanese’s ability to generate strong, sustainable cash flows and create value for shareholders.
Board Refreshment
Effective governance is critical to a company’s long-term success. We have worked to secure the right mix of skills, perspectives, and experience on the Celanese Board to oversee strategy, performance, and risk. Over the last two years, we have added new directors whose perspectives and industry, operational, and financial expertise meaningfully enhance our deliberations and oversight. We are also grateful to the directors whose service has or will have concluded before the 2026 Annual Meeting. As part of the Board’s continued evolution, we remain focused on ensuring strong committee leadership and continuity of institutional knowledge. Our slate of Directors reflects a more traditional Board size for Celanese, and we are confident in the Board’s ability to continue its effective engagement, robust dialogue, and strong oversight.
Commitment to Active Shareholder Engagement
We value ongoing dialogue with Celanese shareholders and view engagement as an essential element of strong governance. Over the past year, members of the Board and senior leadership team met with shareholders representing a range of ownership perspectives and discussed the following key topics:
•Our Board’s leadership, chemistry, and composition;
•Our Board’s clear action orientation and focus on strategic priorities;
•Our robust governance practices;
•Our compensation program structure that successfully incentivizes and reflects strategic priorities and aligns to shareholder experience; and
•Sustainability matters.

Celanese 2026 / Notice of Annual Meeting and Proxy Statement / ii

A letter from Edward Galante, our Chair of the Board
More information on these topics and our thoughts on them can be found in the “Shareholder Engagement” section of this Proxy Statement. We appreciate the feedback we receive and will continue this robust engagement in the year ahead as we execute our priorities and continue our focus on long-term value creation.
Annual Meeting of Shareholders
On behalf of the Board, I invite you to join our directors and executive officers on April 16, 2026 at 1:00 p.m. (Central Daylight Saving Time), when we will hold our Annual Meeting of Shareholders in a live virtual format. Your vote is very important, and we encourage you to submit your voting instructions by proxy as described in this document. We look forward to your participation.
Thank you for your continued support and investment in Celanese.
Sincerely,

Edward G. Galante Chair of the Board

Celanese 2026 / Notice of Annual Meeting and Proxy Statement / iii

A Message from Scott Richardson, our CEO and President
March 4, 2026
DEAR FELLOW SHAREHOLDERS:
As we reflect on the past year, I want to begin with appreciation – first, for the Company’s employees around the world who continue to execute with discipline and resilience, and second, for our Board of Directors and its active engagement, rigorous oversight, and partnership. I am grateful for the Board’s continued support as we take decisive actions to strengthen Celanese, improve performance, and position the Company for long-term, durable growth and value creation.
Operational Execution to Build a Stronger Celanese
Celanese has a proud history as a global technology leader in chemistry solutions and specialty materials, and we are taking actions to ensure the Company is positioned to perform through any market cycle. Our strategy is grounded in operational excellence: running our facilities safely and reliably, improving productivity, simplifying the way we work, and staying intensely focused on serving customers with differentiated solutions.
Over the past year, we have executed with urgency against clear priorities: improving performance, intensifying cost discipline, and strengthening the Company’s financial flexibility. We have been purposeful in identifying and executing controllable initiatives such as reducing structural costs, optimizing our manufacturing and commercial footprint, and improving working capital and inventory efficiency to ensure the Company is better positioned to compete and create value in any demand environment.
Strengthening our Financial Foundation Through Free Cash Flow
Across the Company, our most important financial objective remains driving stronger free cash flow. This is the foundation of our ability to build resilience, invest in our highest-return opportunities and accelerate balance sheet improvement. We are embedding this focus into how we operate by prioritizing the allocation of resources to the initiatives that matter most. We intend to accelerate free cash flow by strengthening our execution routines, and maintaining rigorous discipline around managing capital and working capital.
Strategic Portfolio Actions to Accelerate Deleveraging
In parallel, we are also taking targeted actions to sharpen the Company’s portfolio, monetize businesses and assets less critical to our operating models, and further accelerate deleveraging. Our divestiture of Micromax® is a perfect example, as it delivered a strong value outcome and advanced our objective of strengthening the Company’s balance sheet through strategic divestment. The transaction reflects the disciplined approach we are taking across the Company as we work to reinforce our financial foundation for the long term.
Building Leadership and Culture to Win
Our financial and strategic progress is made possible by our company’s talented employees and our culture of accountability and continuous improvement. Over the past year, we have continued to strengthen our leadership team to ensure we have the capabilities to execute at a higher level and drive sustained value creation.
Looking Ahead
We are confident we are taking the right steps to position Celanese for growth and value creation by improving operational execution, prioritizing free cash flow, reducing debt, and investing in the capabilities that will differentiate our company over the long term. While we recognize there is more work to do, I believe in our path forward and in the ability of our team to deliver.

Celanese 2026 / Notice of Annual Meeting and Proxy Statement / iv

A Message from Scott Richardson, our CEO and President
On behalf of the management team, thank you for your continued support and confidence in Celanese. We look forward to your participation at our 2026 Annual Meeting.
Sincerely,

Scott A. Richardson Chief Executive Officer, President and Director

Celanese 2026 / Notice of Annual Meeting and Proxy Statement / v

Notice of Annual Meeting of Shareholders
CELANESE CORPORATION
222 W. Las Colinas Blvd., Suite 900N
Irving, Texas 75039

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date and Time:	April 16, 2026, 1:00 p.m. (Central Daylight Saving Time)
Virtual Meeting Website:	Online at www.virtualshareholdermeeting.com/CE2026
Items of Business:
● To elect Bruce E. Chinn, Edward G. Galante, Kathryn M. Hill, Deborah J. Kissire, Michael Koenig, Christopher Kuehn, Ganesh Moorthy, Kim K.W. Rucker and Scott A. Richardson to serve until the 2027 Annual Meeting of Shareholders, and until their successors are elected and qualified or their earlier resignation;

● To ratify the selection of KPMG LLP as our independent registered public accounting firm for 2026;
● To hold an advisory vote to approve executive compensation; and

● To transact such other business as may properly come before the meeting and any adjournments and postponements thereof in accordance with the provisions of the Company’s Amended and Restated By-laws, as amended (the “by-laws”).

Record Date:	You are entitled to attend the 2026 Annual Meeting virtually and to vote if you were a shareholder at the close of business on February 23, 2026.
This year’s Annual Meeting will be held as a “virtual meeting” via the Internet at www.virtualshareholdermeeting.com/CE2026. You will be able to vote and submit questions online through the virtual meeting platform during the Annual Meeting.
To ensure that your shares are represented at the meeting, we urge you to submit your voting instructions by proxy as promptly as possible. You may submit your proxy via the Internet or telephone, or, if you received paper copies of the proxy materials by mail, you can also submit a proxy via mail by following the instructions on the proxy card or voting instruction card. We encourage you to submit a proxy via the Internet. It is convenient and saves us significant postage and processing costs. You can revoke a proxy at any time prior to its exercise at the Annual Meeting by following the instructions in the Proxy Statement.
By Order of the Board of Directors of
Celanese Corporation
Ashley B. Duffie
Senior Vice President, General Counsel
and Corporate Secretary

Irving, Texas
March 4, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 16, 2026
The Celanese Corporation 2026 Notice of Annual Meeting and Proxy Statement, 2025 Annual Report and other proxy materials are available at www.proxyvote.com.

Celanese 2026 / Notice of Annual Meeting and Proxy Statement / 1

Voting Information
VOTING INFORMATION
You are invited to attend the Annual Meeting to be held at 1:00 p.m. (Central Daylight Saving Time) on Thursday, April 16, 2026. This year’s Annual Meeting will be held as a “virtual meeting” via the Internet at www.virtualshareholdermeeting.com/CE2026.
It is very important that you vote in order to play a part in the future of the Company. Please carefully review the proxy materials for the Annual Meeting and follow the instructions below to cast your vote on all of the voting matters.
Who is Eligible to Vote
You are entitled to vote at the Annual Meeting if you were a shareholder at the close of business on February 23, 2026, the record date for the meeting. On the record date, there were 111,922,758 shares of the Company’s Common Stock issued, outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on each proposal to be voted on at the meeting.
How to Vote
Even if you plan to attend the Annual Meeting, please submit your voting instructions by proxy as soon as possible using one of the following methods for submitting a proxy (see page 92 for additional details). Make sure to have your proxy card, voting instruction form or Notice of Internet Availability in hand and follow the instructions provided. Unless those documents provide different instructions, most of our shareholders will be able to vote in advance of the meeting by one of the following means:

VOTE IN ADVANCE OF THE MEETING*				VOTE AT THE VIRTUAL MEETING
via the internet	by phone	by mail	by QR code
:	)	*		m

Visit proxyvote.com to submit a proxy via computer or your mobile device	Call 1-800-690-6903 or the telephone number on your proxy card or voting instruction form	Sign, date and return your proxy card or voting instruction form	Scan this QR code to vote with your mobile device (may require downloading of free app)	See “Questions and Answers” for details on attending and voting at the Annual Meeting
* You will need the 16-digit control number included on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.
If you are a shareholder who holds shares through a brokerage firm, bank, trust or other similar organization (that is, in “street name”), please refer to the instructions from the broker or organization holding your shares.
If you have questions or require assistance with voting your shares, or if you need additional copies of the proxy materials, please contact Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York 10022. Shareholders may call toll free: (877) 456-3524.
Important Note About Meeting Admission Requirements: If you plan to attend the virtual meeting, see the answer to question 2 on page 90 for important details on requirements to log-in to the meeting.

Electronic Shareholder Document Delivery
Instead of receiving future copies of annual meeting proxy materials by mail, shareholders of record and most beneficial owners can elect to receive an e-mail that will provide electronic links to these documents. Opting to receive your proxy materials online will save us the cost of producing and mailing documents and will also give you an electronic link to the proxy voting site.

Celanese 2026 / Notice of Annual Meeting and Proxy Statement / 2

Proxy Summary

PROXY STATEMENT SUMMARY					We provide below highlights of certain information in this Proxy Statement. As this is only a summary, please refer to the complete Proxy Statement and 2025 Annual Report before you vote.

Proxy Item No. 1 Election of 9 Director Nominees
ü The Board recommends a vote FOR all Director Nominees
Our Board and the Nominating and Corporate Governance Committee believe that the nine director nominees possess the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Company’s management.
à See “Item 1: Election of Directors” and “Director Nominees” beginning on page 8 of this Proxy Statement for additional information.

Director Nominees
The following table provides summary information about each director nominee. Each nominee is to be elected by a majority of the votes cast.

Name and Qualifications		Age	Director Since	Primary Occupation / Other Public Company Boards	Independent	Committee Memberships
Bruce E. Chinn		69	2024	Former President / CEO – Chevron Phillips Chemical Co LLC	ü	AC; FBR£;SC
&Q.:zGq@6L				Waste Management Inc.
Edward G. Galante		75	2013	Former SVP – Exxon Mobil Corporation	ü	FBR
&Q.:zGq@6L				Clean Harbors Inc.
Kathryn M. Hill		69	2015	Former SVP Dev. Strategy – Cisco Systems Inc.	ü	CMD; SC£
&Q:q@6L
Deborah J. Kissire		68	2020	Former Vice Chair – Ernst & Young LLP	ü	AC£; NCG
&Q:Gq6L				Omnicom Group; Axalta Coatings System Ltd.; Cable One, Inc.
Michael Koenig		62	2022	CEO – Nobian Industrial Chemicals B.V.	ü	CMD; SC
&Q.:zG@6L				Symrise AG
Christopher Kuehn		53	2025	EVP and CFO – Trane Technologies plc	ü	AC; FBR
&Q:zq6L
Ganesh Moorthy		66	2023	Former CEO – Microchip Technology Incorporated	ü	CMD£; NCG
&Q:zGq@6L				Global Foundries, Inc., Ralliant Corporation, SiTime Corporation
Kim K.W. Rucker		59	2018	Former EVP and GC – Andeavor	ü	CMD; NCG£
&Q:zGq6L				Marathon Petroleum Corp.; HP Inc.; GE Vernova
Scott A. Richardson		49	2025	CEO and President – Celanese Corporation		FBR£
&Q.:zGq@6L

Qualifications:				Board Committees:	£	Committee Chair
&	Leadership	G	Govt/regulatory	AC	Audit Committee
Q	Global experience	q	M&A and financial transactions	CMD	Compensation and Management Development Committee
.	Chemical industry	@	Operational	NCG	Nominating and Corporate Governance Committee
:	Innovation-focused	6	Strategic Planning	SC	Stewardship Committee
z	Environmental/sustainability	L	Governance / risk management	FBR	Finance and Business Review Committee

Celanese 2026 / Notice of Annual Meeting and Proxy Statement / 3

Proxy Summary

Director Nominee Highlights

Director succession is a robust, ongoing process at Celanese. Our Board regularly evaluates desired attributes in light of the Company’s strategy and evolving needs. We believe that our director nominees bring a well-rounded variety of skills, qualifications and experience, and represent an effective mix of deep company knowledge and fresh perspectives.

Composition

Tenure	Age	Expertise and Independence

Average Tenure of Nominees

<5 years
5
5-10 years
2
10+ years
2

Average Tenure: 5.2 years	Average Age: 63 years

Balanced Mix of Skills, Qualifications and Experience

Celanese 2026 / Notice of Annual Meeting and Proxy Statement / 4

Proxy Summary

Performance Highlights
Business Performance in 2025 (see page 50 for information on our controllable actions to drive performance)
ü	We reported 2025 net sales of $9,544 million.
ü	Our overall earnings results in 2025 consisted of:
	t	GAAP diluted loss per share of $(10.44), and adjusted EPS(1) of $3.98; and
	t	Net loss of $1,165 million and operating EBITDA(1) of $1,893 million.
ü	We generated operating cash flow of $1,146 million and free cash flow(1) of $773 million.

Proxy Item No. 3 Advisory Approval of Executive Compensation
ü The Board recommends a vote FOR this proposal
Our Board recommends that shareholders vote “FOR” the advisory approval of the compensation of our named executive officers (“NEOs” or “named executive officers”) for the 2025 performance year.

à See “Item 3: Advisory Approval of Executive Compensation” and “Compensation Discussion and Analysis” beginning on page 50 of this Proxy Statement.

Additional Information

Please see “Questions and Answers” beginning on page 90 for important information about the proxy materials, voting, the Annual Meeting, Company documents, communications and the deadlines to submit shareholder proposals for the 2026 Annual Meeting.

(1) Adjusted earnings per share, operating EBITDA and free cash flow are non-U.S. GAAP financial measures. See “Exhibit A” for information concerning these measures including a definition and a reconciliation to the most comparable U.S. GAAP financial measure.

Corporate Governance Highlights
Our Corporate Governance Policies Reflect Best Practices
We are committed to good corporate governance, which promotes the long-term interests of shareholders, strengthens Board and management accountability and helps to build public trust in the Company.

Independent Oversight
● 8 of 9 director nominees are independent (all except for the CEO)
● Independent Chair of the Board with clearly defined and robust responsibilities
● Regular executive sessions of independent directors at Board meetings and Committee meetings (chaired by independent Committee chairs or co-chairs)
● 4 out of 5 independent Board Committees
● Active Board oversight of the Company’s strategy, risk management and sustainability efforts

Board Refreshment
● Comprehensive, ongoing Board succession planning process
● Regular Board refreshment and mix of tenure of directors (seven of our nominees joined after the beginning of 2018, five since the beginning of 2021 and four since the beginning of 2024)
● Annual Board and Committee assessments including performance evaluation of individual directors
● Retirement age of 75

Shareholder Rights
● Annual election of all directors
● Majority-vote and director resignation policy for directors in uncontested elections
● Proxy access right for shareholders (3% ownership threshold continuously for 3 years / 2 director nominees or 20% of the Board / 20 shareholder aggregation limit)
● Directors may be removed by shareholders with or without cause
● One class of outstanding shares with each share entitled to one vote
● No supermajority voting provisions
● No poison pill

Celanese 2026 / Notice of Annual Meeting and Proxy Statement / 5

Proxy Summary

Good Governance Practices
● Prohibition on hedging or pledging Company stock
● Comprehensive clawback policies
● Rigorous director and executive stock ownership requirements
● Active shareholder engagement program
● Global Code of Conduct applicable to directors and all employees with annual compliance certification
● Political activities disclosures on our website
● Longstanding commitment to corporate responsibility

Proxy Item No. 2 Ratify the selection of KPMG LLP as our independent registered public accounting firm for fiscal year ending December 31, 2026
ü The Board recommends a vote FOR this proposal
The Audit Committee and the Board believe that the continued retention of KPMG LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 is in the best interests of the Company and its shareholders. As a matter of good corporate governance, shareholders are being asked to ratify the Audit Committee’s selection of the independent registered public accounting firm for 2026.
à See “Audit Matters” beginning on page 45 of this Proxy Statement for additional information.

Celanese 2026 / Notice of Annual Meeting and Proxy Statement / 6

Proxy Statement
PROXY STATEMENT
For the Annual Meeting of Shareholders To Be Held Virtually on April 16, 2026

The Board of Directors (the “Board of Directors” or the “Board”) of Celanese Corporation, a Delaware corporation (the “Company,” “we,” “us” or “our”), solicits the enclosed proxy for use at our 2026 Annual Meeting of Shareholders (the “Annual Meeting”) to be held virtually at 1:00 p.m. (Central Daylight Saving Time) on April 16, 2026, at our virtual meeting website www.virtualshareholdermeeting.com/CE2026. This Proxy Statement (this “Proxy Statement”) contains information about the matters to be voted on at the meeting and the voting process, as well as information about our directors. We will bear the expense of soliciting the proxies for the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 16, 2026
The Celanese Corporation 2026 Notice of Annual Meeting and Proxy Statement, 2025 Annual Report and other proxy materials are available at www.proxyvote.com.
INFORMATION ABOUT SOLICITATION AND VOTING
Pursuant to U.S. Securities and Exchange Commission (“SEC”) rules, we have elected to furnish proxy materials to our shareholders via the Internet instead of mailing printed copies of those materials to each shareholder. If you received a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) by mail, you will not receive a printed copy of the proxy materials unless you request one. Instead, the Notice of Internet Availability will instruct you as to how you may access and review the proxy materials and cast your vote on the Internet. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability. Shareholders who requested paper copies of proxy materials or previously elected to receive proxy materials electronically will not receive the Notice of Internet Availability and, instead, will receive the proxy materials in the format requested. This Proxy Statement, our 2025 Annual Report and other information about the Annual Meeting also are available in the “News & Events” section of our website, https://investors.celanese.com.
The Notice of Internet Availability and, for shareholders who previously requested electronic or paper delivery, the proxy materials will be mailed on March 4, 2026, to shareholders of record and beneficial owners who owned shares of the Company’s Common Stock at the close of business on February 23, 2026.
Our principal executive offices are located at 222 W. Las Colinas Blvd., Suite 900N, Irving, Texas 75039.
For additional information about the proxy materials and the Annual Meeting, see “Questions and Answers”.

Celanese 2026 / Notice of Annual Meeting and Proxy Statement / 7

Governance
GOVERNANCE
The Company is committed to effective corporate governance, which promotes the long-term interests of shareholders, strengthens Board and management accountability and helps build public trust in the Company. See “Corporate Governance Highlights” for more information.
The Company’s certificate of incorporation, by-laws, corporate governance guidelines, Board committee charters and other materials can be accessed on our website, https://investors.celanese.com, by clicking “Corporate Governance.” Instructions on how to obtain copies of these materials are also included in the response to question 20 in the Questions and Answers section on page 95.
ITEM 1: Election of Directors
Background
Based on the recommendation of our independent Nominating and Corporate Governance Committee (the “NCG Committee”), our Board of Directors has nominated 9 directors — Bruce E. Chinn, Edward G. Galante, Kathryn M. Hill, Deborah J. Kissire, Michael Koenig, Christopher Kuehn, Ganesh Moorthy, Kim K.W. Rucker and Scott A. Richardson — each to serve a one-year term expiring at the 2027 Annual Meeting of Shareholders. Independent directors David Hoffmeister and Jay Ihlenfeld will not stand for re-election at the upcoming Annual Meeting. There are no disagreements between either Mr. Hoffmeister and Celanese or Dr. Ihlenfeld and Celanese on any matter related to Celanese’s operations, policies or practices. The Board expresses its gratitude to each of them for their many contributions to the Company and the Board throughout their years of service and will set the number of directors at 9 effective as of the expiration of Mr. Hoffmeister’s and Dr. Ihlenfeld’s terms at the Annual Meeting.
At the Annual Meeting, shareholders will have the opportunity to elect these nominees. Unless otherwise instructed, the proxy holders will vote the proxies received by them “for” these 9 nominees. If any of our nominees is unable or declines to serve as a director as of the time of the Annual Meeting, the Board may designate a substitute nominee or reduce the size of the Board. Proxies will be voted “for” any such substitute nominee designated by the Board of Directors.
These director nominees have consented to be elected to serve as directors for the next year and we have no reason to believe that any of the nominees will be unwilling or unable to serve if elected as a director.
The name of each of our nominees for election and certain information about them, as of the date of this Proxy Statement, is set forth below under “Director Nominees,” including the particular qualifications, attributes, skills and experience that led the Board to conclude that each should serve as a director of the Company.

Celanese 2026 / Notice of Annual Meeting and Proxy Statement / 8

Governance

Board Composition and Refreshment		BOARD REFRESHMENT
Since 2023, we have:
The Board and the NCG Committee believe the Board should represent a collection of talented, highly experienced, high-integrity, strategic leaders from a variety of backgrounds with diverse viewpoints, possessing skill sets and experience that bring value to Celanese’s long-term strategy. To that end, the Board and NCG Committee continuously strive to maintain, through thoughtful Board refreshment, an appropriate balance of skills, tenure, and experience. The Board believes that new perspectives and new ideas are critical to a forward-looking and strategic board, as is the ability to benefit from the valuable experience and familiarity with the complexities of our business that longer-serving directors bring. The Board and the NCG Committee regularly evaluate the skills represented on the Board, to support a thoughtful, long-term approach towards optimizing Board composition.

	●	Added four of our director nominees, including our CEO and three highly qualified independent directors
	●	Completed a Board leadership transition, moving from a Lead Independent Director to an independent Chair of the Board
●
Added the Finance and Business Review Committee to assist with oversight of the Company’s financial position and strategy, including its efforts to further reduce costs, prioritize cash flow, accelerate deleveraging, and evaluate its portfolio of assets and business configuration

	●	Added increased industry, operational and M&A experience while diversifying skill sets and viewpoints

Each of our directors was identified in large part due to the fit of their deep experience with different aspects of our long-term strategy. Effective January 1, 2025, Mr. Richardson was elected to the Board in conjunction with being named CEO and President of the Company. In addition, in 2024, the Board elected Mr. Chinn, who is a former CEO of a multibillion dollar global chemical company with extensive experience in the chemicals industry, and, in 2025, the Board added Mr. Kuehn, who is a sitting CFO with extensive experience at multiple multibillion dollar global manufacturing companies. Their respective elections were part of a long-term and ongoing strategic succession planning process of the Board and the NCG Committee to enhance the Board’s global and end-market perspectives, as well as its ongoing risk management capabilities, given our increasingly complex global footprint and business model. Mr. Chinn and Mr. Kuehn also fulfilled the Board’s and NCG Committee’s goal of bringing additional sitting and recent executives onto the Board to enhance the Board’s multidisciplinary perspectives on issues of current importance to our business and industry. The election of Mr. Moorthy, who served as CEO of a multibillion dollar company until 2024, in 2023, was also a part of this refreshment strategy. See “Director Nominees” for more information on the specific qualifications and experience our directors bring to our Board.
Qualifications, Qualities, Skills and Experience to be Represented on the Board
The Board and the NCG Committee require that each director be a recognized person of high integrity with a proven record of success in his or her field and have the ability to devote the time and effort necessary to fulfill his or her responsibilities to the Company. Each director must demonstrate innovative thinking, familiarity with and respect for corporate governance requirements and practices, a willingness to assume fiduciary responsibilities, an appreciation of a variety of backgrounds, experiences and perspectives and an appreciation of sustainability and corporate social responsibility. The NCG Committee uses a variety of methods for identifying and evaluating director nominees and considers candidates who are recommended by Board members, by shareholders, as well as those identified by third-party search firms retained from time to time. The NCG Committee members and other Board members conduct interviews of potential director candidates to assess integral qualities, including the individual’s ability to ask difficult questions and, simultaneously, to work collegially.
The Board considers varied backgrounds, perspectives, and professional experience, including experience with customer-facing roles, in evaluating candidates for Board membership and assesses the effectiveness of this policy through the NCG Committee’s annual review of director nominees. The Board believes that its identification and evaluation processes allow it to select highly qualified directors with the qualifications, skills and experience that best support the full Board’s oversight of the Company’s business, strategy and operations.

Celanese 2026 / Notice of Annual Meeting and Proxy Statement / 9

Governance
The Board has identified particular qualifications, attributes, skills and experience that are important to be represented on the Board as a whole, in light of the Company’s current and expected future business needs. These are summarized in the following table.

	Qualifications, Attributes, Skills and Experience	Characteristics	No. of Nominees
&	Relevant senior leadership/C-Suite experience	Senior leadership experience allows directors to more effectively oversee strategic aspects of our global business	9
Q	Global business experience	Global perspectives on our Board help guide our business, with products manufactured in the Americas, Europe and Asia and operations in over 20 countries around the world	9
.	Extensive knowledge of the Company’s business and/or the chemical and materials industry	A deep understanding of the Company’s business and/or the chemical and materials industry allows a director to better understand the complex operational, commercial and market issues we face	4
:	Experience in innovation-focused businesses	Focus on innovation allows directors to better direct our efforts to expand our business though new products and applications	9
z	Environmental/sustainability experience	Experience with complex environmental regulation and sustainability-focused strategy enables directors to better oversee these areas of opportunity and risk	7
G	Government/regulatory/geopolitical exposure	Experience navigating complex governmental, regulatory and geopolitical issues gives directors insight into the regulatory obligations and geopolitical challenges that the company may encounter in various jurisdictions	7
q	M&A and financial transactions experience	A high level of familiarity with M&A, financial matters, capital structures and complex financial transactions allows directors to bring expertise to our capital allocation, M&A and deleveraging strategies in global financial markets	8
@	Operational experience	Experience managing the manufacture of many types and kinds of products with high level specifications and in large quantities around the world allows directors to bring valuable perspectives to our business	6
6	Strategic planning experience	Experience with strategy development and planning allows the Board to better evaluate management’s plans and guide the Company	9
L	Governance / risk management experience	Governance / risk management expertise allows directors to better assess risk and refine and oversee the Company’s policies and processes to manage risk	9

Celanese 2026 / Notice of Annual Meeting and Proxy Statement / 10

Governance
Director Nominees

Edward G. Galante	AGE: 75	Independent Director Since: 2013

Experience:
•ExxonMobil Corporation (NYSE: XOM), international oil and gas company
◦SVP (2001 – 2006)
◦Various management positions (1972 – 1999)
•ExxonMobil Chemical Company, global chemical company
◦EVP (1999 – 2001)

Skills and Qualifications:
•Operational: resulting from his decades of operations and commercial experience in the petroleum and chemical manufacturing industry, including as SVP of ExxonMobil. Over the course of his career he has overseen the worldwide Downstream business, refining and supply, fuels marketing, lubricants, and specialties, which enables him to provide the Board with valuable long-term insight into industry and commercial prospects, and capital deployment optimization.
•Environmental and Sustainability: gained from his significant experience leading ExxonMobil's environmental, health and safety (EHS) activities, his service as director and chair of the EHS Committee of leading provider of environmental and industrial services, and further demonstrated through his time on Marathon Petroleum’s Sustainability Committee and on the Environmental, Health, Safety and Security committee at Andeavor.
•Global Experience: developed during his more than 34 years at one of the world’s largest oil and gas company and chemical manufacturers, in a variety of domestic and international roles including as SVP with oversight of over 40 refineries worldwide, marketing, and sales activities in nearly 200 countries and territories.
•Governance / Risk Management: developed significant expertise in overseeing company strategy and robust governance practices over nearly 20 years of public company board experience, as well as valuable cross-industry perspective into best-practices for driving value-creating behavior of leadership teams through his chair leadership and member service on large-company compensation committees.

Education:
•B.S., Civil Engineering, Northeastern University

Chair of the Board

Committees: •Finance and Business Review Committee •Ex-Officio Member of All Other Committees

Other Public Company Directorships:
•Clean Harbors Inc. (NYSE: CLH), environmental and industrial services company (since 2007)
•Marathon Petroleum Corporation (NYSE: MPC), integrated, downstream energy company (2018 – 2025)
•Linde plc (Nasdaq: LIN), global multinational chemical company (2018 – 2023)
•Praxair Inc. (NYSE: PX) (merged with Linde AG and rebranded as Linde plc in 2018), global industrial gases company (2007 – 2018)
•Andeavor Corporation (NYSE: ANDV) (formerly Tesoro Corp., acquired by Marathon Petroleum Corporation in 2018), marketing, logistics and refining company (2016 – 2018)
•Foster Wheeler AG (Nasdaq: FWLT) (acquired by AMEC plc in 2014), global engineering company (2007 – 2014)

Other Affiliations: •Vice Chair, Northeastern University Board of Trustees •Director, United Way Foundation of Metropolitan Dallas

Celanese 2026 / Notice of Annual Meeting and Proxy Statement / 11

Governance

Bruce E. Chinn	AGE: 69	Independent Director Since: 2024

Experience:
•Chevron Phillips Chemical Company LLC, global petrochemical company
◦President and CEO (2021 – 2024)
•Chevron Oronite, global lubricant and fuel additives business
◦President (2018 – 2020)
•Chevron Corporation (NYSE: CVX), multinational energy company
◦Various operational and leadership roles (2006 – 2018)
•Invista, multinational chemical company
◦Plant Manager (2004 – 2005)
•DuPont (NYSE: DD), multinational chemical company
◦Various manufacturing, technical, commercial and business leadership roles (1978 – 1997)

Skills and Qualifications:
•Chemicals Industry Experience: gained through more than 5 decades of deep experience at large multinational chemical and petrochemical companies and evidenced through his leadership in leading industry trade and professional associations.
•Operational: acquired through his extensive experiences in various operational, manufacturing and business roles at Chevron and DuPont focused on performance and safety, which provides the Board with valuable insights as they monitor and assess the Company’s strategic direction, key initiatives, and significant investments.
•Governance / Risk Management: developed through his leadership of global companies, where he was responsible for delivering growth while overseeing and managing risk, further gained during his significant career in key operational and production roles where he was responsible for all aspects of identifying, evaluating and mitigating potential risks to company operations.

Education:
•B.S., Chemical Engineering, Texas A&M University

Committees: •Finance and Business Review, Co-Chair •Audit •Stewardship

Other Public Company Directorships: •Waste Management Inc. (NYSE: WM), waste management and environmental services company (since 2023) )

Other Affiliations:
•Director, Chevron Phillips Chemical Company LLC, global petrochemical company (2021 – 2024)
•Board Member, Texas A&M Association of Former Students
•Former Director, American Institute of Chemical Engineers Foundation Board of Trustees
•Former Director, American Chemistry Council
•Former Executive Committee, Alliance to End Plastic Waste

Celanese 2026 / Notice of Annual Meeting and Proxy Statement / 12

Governance

Kathryn M. Hill	AGE: 69	Independent Director Since: 2015

Experience:
•Cisco Systems Inc. (Nasdaq: CSCO), multinational digital communications company
◦Executive Advisor (2011 – 2013)
◦SVP, Development Strategy and Operations (2009 – 2011)
◦SVP, Access Networking and Services Group (2008 – 2009)
◦SVP, Ethernet Systems and Wireless Technology Group (2005 – 2008)
◦Other roles of increasing responsibility (1997 – 2005)
•Hughes Network Systems, satellite internet provider company
◦Various engineering roles (1982 – 1993)

Skills and Qualifications:
•Strategic Planning: developed during over 30 years of business management and leadership experience, including in multiple senior executive roles at Cisco Systems where she executed long-term commercialization strategies, led multiple acquisitions, and developed and successfully commercialized large complex enterprise products and services.
•Innovation: gained through leadership roles at large technology companies, including service on Cisco’s development council; Ms. Hill possesses practical knowledge and experience in enhancing manufacturing and commercial effectiveness through technology and a digital transformation approach.
•Governance / Risk Management: developed deep governance and information security expertise from long tenures at large technology companies where she had direct responsibility for systems and networks, and further developed through board membership at high-profile and complex technology-driven companies.

Education:
•B.S., Mathematics, Rochester Institute of Technology

Committees: •Compensation and Management Development •Stewardship, Chair

Other Public Company Directorships: •Moody’s Corporation (NYSE: MCO), global integrated risk assessment company (since 2011-2025) •NetApp Inc. (Nasdaq: NTAP), data infrastructure company (2013 – 2024) )

Celanese 2026 / Notice of Annual Meeting and Proxy Statement / 13

Governance

Deborah J. Kissire	AGE: 68	Independent Director Since: 2020

Experience:
•Ernst & Young LLP, an independent registered public accounting firm
◦Vice Chair and Regional Managing Partner, member of the Americas Executive Board and member of the Global Practice Group and various other leadership positions, including Vice Chair and Regional Managing Partner for the East Central and Mid-Atlantic Regions and U.S. Vice Chair of Sales and Business Development (1979 – 2015)

Skills and Qualifications:
•Finance and Audit: acquired through her more than 35-year career and leadership roles at Ernst & Young, Ms. Kissire possesses a thorough, multi-industry perspective to the complexities of strategic planning, balance sheet and cash management, risk oversight, and financial reporting.
•Strategic Planning: developed significant experience at Ernst & Young leveraging her vision for strategic firm initiatives and programs, leading significant acquisitions, and prioritizing on governance, global branding, and various employee development opportunities, which provides unique insights to the Board as they oversee a variety of strategic initiatives including those that support the Company’s strong focus on employee safety and well-being.
•Governance / Risk Management: brings significant experience in senior positions at Ernst & Young and her service on other large public company boards, with particular expertise in enhancing strong corporate governance and governance over financial reporting, enterprise risk management programs, and internal controls; her depth of experience gives her a sophisticated ability to gauge risk in financial, accounting, and tax matters; additionally, Ms. Kissire served as an executive advisor for EY’s offering in Cyber Economic Security, giving her a unique perspective on digital vulnerabilities and methods of preventing and mitigating cyber-attacks.

Education:
•BBA, Accounting, Texas State University
•Former Certified Public Accountant

Committees: •Audit, Chair •Nominating and Corporate Governance

Other Public Company Directorships:
•Axalta Coating Systems Ltd. (NYSE: AXTA), a leading provider of liquid and powder coatings (since 2016)
•Omnicom Group Inc. (NYSE: OMC), a global marketing and corporate communications holding company (since 2016)
•Cable One Inc. (NYSE: CABO), a leading American cable and internet service provider (since 2015)

)

Other Affiliations: •Former Advisory Board for Texas State University’s McCoy College of Business

Celanese 2026 / Notice of Annual Meeting and Proxy Statement / 14

Governance

Michael Koenig	AGE: 62	Independent Director Since: 2022

Experience:
•Nobian Industrial Chemicals B.V., industrial chemicals company
◦CEO (since 2021)
•Elkem ASA (FRA: 1DP), silicon-based advanced materials company
◦CEO (2019 – 2021)
•China National Bluestar Group, specialty chemicals company
◦CEO (2016 – 2019)
•Bayer AG (OTCMKTS: BAYRY), life sciences company
◦Head of Business Unit – Bayer Material Science (2010 – 2013)
◦CEO – Bayer China (2007 – 2010)
◦Global Head of Production and Technology – Bayer Material Science (2004 – 2007)
◦Managing Director – Bayer Polymers Shanghai (2000 – 2004)
◦Multiple senior executive positions in Germany and China (1990 – 2015)

Skills and Qualifications:
•Operational: gained throughout his significant career in leading multibillion dollar chemical manufacturers – with thousands of employees and operations in dozens of countries – which provides the Board valuable insights related to complex global manufacturing, distribution, and sales operations.
•Global Experience: developed deep expertise in global markets including China, where he served as a senior chemicals and materials executive for nearly fifteen years, and Europe, where he has been CEO of multiple large chemical manufacturing companies, allowing him to bring geopolitical and cross-border expertise in global markets where the Company has significant operations and customer bases.
•Environmental and Sustainability: acquired through his service as CEO of multiple companies headquartered in Europe, which has high expectations and significant regulations for environmentally friendly operations; further developed in his role with Nobian, a European leader in the production of high-purity salt and essential chemicals used for green energy and sustainable value chains.
•Governance / Risk Management: acquired significant expertise after serving on a number of public company boards across an array of industries serving international markets.

Education:
•M.S., Chemical Process Engineering, Technical University Dortmund University

Committees: •Compensation and Management Development •Stewardship

Other Public Company Directorships:
•Symrise AG (OTCMKTS: SYIEY), food and cosmetic flavor and fragrance ingredients company (Chair, since 2020)
•Conzzeta AG (SWX: CON) (rebranded as Bystronic AG in 2021), sheet-metal processing company (2020 – 2021)
•Elkem ASA (FRA: 1DP), silicon-based advanced materials company (Chair, 2018 – 2019)
•Bayer AG (OTCMKTS: BAYRY), life sciences company (2013 – 2015)
•REC Solar Group, solar power company (2017-2020)
)

Other Affiliations: •Director, Nobian Industrial Chemicals B.V., industrial chemicals company (since 2021)

Celanese 2026 / Notice of Annual Meeting and Proxy Statement / 15

Governance

Christopher J. Kuehn	AGE: 53	Independent Director Since: 2025

Experience:
•Trane Technologies plc (NYSE: TT), a global climate innovator
◦EVP and CFO (since 2021)
◦SVP and CFO (2020 – 2021)
•Ingersoll Rand plc, (rebranded as Trane Technologies in 2020) multinational industrial company
◦VP and Chief Accounting Officer (2015 – 2020)
•Whirlpool Corp (NYSE: WHR), home appliances company
◦Corporate Controller and Chief Accounting Officer (2012 – 2015)
•SPX Corporation (NYSE: SPXC), manufacturing company
◦CFO, Thermal Equipment and Services Segment (2008 – 2012)
◦Assistant Corporate Controller (2007 – 2008)
◦Director, Corporate Accounting – Business Unit Operations (2006 – 2007)
•PricewaterhouseCoopers LLP, multinational professional services firm
◦Various roles progressing to Senior Manager (1994 – 2006)

Skills and Qualifications:
•Risk Management: gained through his roles as CFO and CAO roles leading risk management among other functions at multiple multibillion dollar global manufacturing companies, providing the Board with deep risk management expertise.
•M&A and Financial Transactions: acquired through his current role as CFO of a global climate innovator where he is responsible for all finance functions, including investor relations, financial planning and analysis, treasury, strategic business unit finance, as well as his experience with M&A integration, financial transactions, and strategy development evidenced by the spin-off of Ingersoll Rand’s Industrial Segment completed in early 2020.
•Finance and Audit: developed during his time at PwC and various accounting and controller positions where he was responsible for overseeing the accounting and financial functions as well as budgeting, financial reporting, and internal controls.

Education:
•B.S., Accounting, State University of New York College at Geneseo
•MBA, University of Rochester – Simon Business School

Committees: •Audit •Finance and Business Review

Other Affiliations: •Executive Committee Member, Junior Achievement of Central Carolinas )

Celanese 2026 / Notice of Annual Meeting and Proxy Statement / 16

Governance

Ganesh Moorthy	AGE: 66	Independent Director Since: 2023

Experience:
•Microchip Technology Inc. (Nasdaq: MCHP), semiconductor company
◦President and CEO (2021 – 2024)
◦President and COO (2016 - 2021)
◦COO (2009 - 2016)
◦EVP (2006 - 2009)
◦VP – Microchip Divisions (2001 - 2006)
•Cybercilium Inc., business intelligence solutions company
◦CEO and Co-founder (2000 – 2001)
•Intel Corp. (Nasdaq: INTC), technology company
◦Various roles in Engineering, Operations, and General Management at Intel Corporation (1981 – 2000)

Skills and Qualifications:
•Innovation: acquired strategic insights into the high-technology sector, which is a key customer base for the Company, through a more-than-40-year career in the semiconductor industry, including serving in multiple senior leadership positions, which provides the Board with strategic insights into global industry, business and market trends, and the supply needs of that sector.
•Operational: developed deep expertise in global manufacturing operations and complex supply chains as CEO and President of a leading multibillion dollar semiconductor manufacturer with over 20 manufacturing, R&D, and supply locations globally; as a result of that experience Mr. Moorthy also possesses an appreciation of a long-term investment decision cycle similar to that in the Company’s industry.
•M&A and Financial Transactions: gained proven and extensive M&A experience during his time with Microchip Technology, where he has been actively involved with planning and integrating 17 acquisitions, including seven acquired public companies.
•Governance / Risk Management: gained experience strengthening corporate governance and oversight over the course of his tenure on other public company boards, including in the chemicals industry.

Education:
•B.S., Physics, University of Bombay, India
•B.S., Electrical Engineering, University of Washington
•MBA, Marketing, National University

Committees: •Compensation and Management Development, Chair •Nominating and Corporate Governance

Other Public Company Directorships:
•Global Foundries, Inc. (Nasdaq: GFS), semiconductor company (Since 2026)
•Ralliant Corporation (NYSE: RAL), precision instruments company (Since 2025)
•SiTime Corporation (Nasdaq: SITM), precision timing company (Since 2025)
•Microchip Technology Inc. (Nasdaq: MCHP), semiconductor company (2021 – 2024)
•Rogers Corporation (NYSE: ROG), specialty engineered materials company (2013 – 2024)
)

Other Affiliations:
•Director, Ayar Labs, silicon photonics for chip-to-chip connectivity company (since 2024)
•Director, Semiconductor Industry Association (2022 – 2024)
•Director, Global Semiconductor Alliance (2022 – 2024)
•University of Washington – Electrical Engineering Advisory Board (2012 – 2019)
•Director, Shanghai Huahong Grace Semiconductor (2010 – 2014)

Celanese 2026 / Notice of Annual Meeting and Proxy Statement / 17

Governance

Kim K.W. Rucker	AGE: 59	Independent Director Since: 2018

Experience:
•Andeavor (NYSE: ANDV) (formerly Tesoro Corp., acquired by Marathon Petroleum Corporation in 2018), marketing, logistics and refining company
◦EVP, General Counsel and Secretary (2016 – 2018)
•Kraft Foods Group Inc. (Nasdaq: KHC), food and beverage company
◦EVP Corporate and Legal Affairs, General Counsel and Corporate Secretary (2012 – 2015)
•Avon Products (AVP.DE), global beauty and related products company
◦SVP, General Counsel and Chief Compliance Officer (2008 – 2012)
•Kimberly-Clark Corp (NYSE: KMB), consumer goods and personal care company
◦Corporate Counsel
•Sidley Austin LLP, law firm
◦Partner – Corporate and Securities Group

Skills and Qualifications:
•Governance / Risk Management: possesses deep governance expertise developed over her tenure as a leader on various corporate boards and committees and through an extensive career as general counsel of multiple large public companies across different industries managing legal, compliance, crisis management, and human capital matters and functions; not only skilled at assessing and mitigating legal and regulatory risks and developing risk mitigation strategies, she is also adept at identifying and driving opportunities to create value.
•M&A and Financial Transaction: gained significant experience negotiating, executing and integrating multiple large and high-profile acquisitions during various general counsel roles including the $45 billion buyout that created Energy Future Holdings (at the time the largest leveraged buyout in history), the $45 billion merger of Kraft Foods Group with Heinz to create the world’s fifth largest food and beverage company, Andeavor’s $6 billion acquisition of Western Refining Logistics and the acquisition of Andeavor by Marathon Petroleum for over $20 billion.
•Government and Regulatory: acquired through her roles as general counsel and chief compliance officer in oil and gas, food and beverage, and personal care industries overseeing compliance with laws and regulations; Ms. Rucker provides a multi-industry, multi-disciplinary perspective to the Board’s oversight of the Company’s operational, governance, and regulatory affairs.

Education:
•B.B.A, Economics, University of Iowa
•M.A., Public Policy, John F. Kennedy School of Government at Harvard University
•J.D., Harvard Law School

Committees: •Compensation and Management Development •Nominating and Corporate Governance, Chair

Other Public Company Directorships:
•GE Vernova Inc. (NYSE: GEV), a global leader driving electrification and decarbonization (since 2024)
•HP Inc., (NYSE: HPQ), technology company (since 2021)
•Marathon Petroleum Corporation (NYSE: MPC), integrated, downstream energy company (since 2018)
•Lennox International Inc. (NYSE: LII), global climate control products company (2015 – 2024)
)

Celanese 2026 / Notice of Annual Meeting and Proxy Statement / 18

Governance

Scott A. Richardson	AGE: 49	Director Since: 2025

Experience:
•Celanese Corporation
◦President and CEO (since 2025)
◦EVP and COO (2023 – 2024)
◦EVP and CFO (2018 – 2023)
◦SVP – Engineered Materials (2015 – 2018)
◦VP and General Manager – Acetyl Intermediates (2011 – 2015)
◦Global Commercial Director – Acetyl Intermediates (2009 – 2011)
◦Manager – Investor Relations (2009)
◦Business Analysis Manager (2006 – 2009)
◦Business Line Controller (2005 – 2006)
•American Airlines Group Inc. (Nasdaq: AAL), national airline company
◦Senior Financial Analyst (2001 – 2005)

Skills and Qualifications:
•Operational: developed deep expertise over his two decades with the Company in key leadership roles most recently as EVP & COO prior to his appointment as CEO and combines business management expertise, financial and commercial skills, and a passion for the Company’s manufacturing operations; having led both of Celanese’s core businesses.
•Strategic Planning: gained through service in a variety of senior roles including as EVP & CFO and as senior vice president of the Engineered Materials business where he had global responsibility for strategy, product and business management, planning and portfolio development, and pipeline management.
•Chemicals Industry Experience: gained during his two decades of service at the Company, in a number of key management roles, including positions overseeing the global Engineered Materials (EM) and Acetyl Chain (AC) businesses and additional roles as manager of Investor Relations; business analysis manager, Acetyls; and business line controller, Polyols and Solvents.
•Global Experience: possesses strategic global vision through experience as a Celanese expat in China and leading multiple global Celanese businesses, providing unique leadership insight to broader Asian end-markets, a key geography for our growth strategy.

Education:
•B.A., Accounting, Westminster College
•MBA, Texas Christian University

Committees: •Finance and Business Review, Co-Chair

Other Affiliations: •Director, American Chemistry Council •Director, United Way of Metropolitan Dallas •Director, National Association of Manufacturers

Vote Required
Each director must receive a majority of the votes cast in favor of his or her election.
Recommendation of the Board
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE
“FOR” EACH OF THE NOMINEES LISTED ABOVE

Celanese 2026 / Notice of Annual Meeting and Proxy Statement / 19

Governance
Board and Committee Governance
Director Elections
All Celanese directors are elected annually.
As part of its efforts to maintain a board composed of high-quality directors able to effectively serve the Company’s strategic needs, the NCG Committee evaluates the qualifications and performance of each incumbent director before recommending the nomination of that director for an additional term.
Our Board proactively adopted a by-law, which permits a shareholder, or a group of up to 20 shareholders, owning at least three percent of the Company’s outstanding Common Stock continuously for at least three years, to submit director nominees for up to the greater of two directors or 20 percent of the number of directors currently serving on the Board, subject to the terms and conditions specified in the by-laws.
Majority Voting Standard
Our by-laws provide that, in an uncontested election, like this one, each director must receive the majority of the votes cast with respect to that director (meaning that the number of shares voted “for” a director must exceed the number of shares voted “against” that director). If an incumbent director does not receive a majority vote, the NCG Committee will make a recommendation to the Board on whether to accept or reject a resignation tendered by such director, or whether other action should be taken. The Board will act on the resignation within 90 days of the certification of the vote and will also promptly publicly disclose its decision regarding the director’s resignation offer. The Board’s decision will take into account the recommendation of the NCG Committee, which will include consideration of the vote result, the director’s contributions to the Company during his or her tenure, the director’s qualifications, any relevant input from shareholders, along with any other factors the NCG Committee deems relevant. Unless applicable to all directors, the director who has tendered a resignation will not participate in the deliberations and is expected to recuse himself or herself from the Board vote.
Composition of the Board of Directors
Our certificate of incorporation provides that the number of members of the Board of Directors shall be fixed by the Board, but shall be no less than seven and no more than fifteen. Our Board may fill vacancies and increase or, upon the occurrence of a vacancy, decrease the Board’s size between annual shareholder meetings. As of the date of this Proxy Statement, we have 11 directors, and, effective as of the Annual Meeting, the Board has established the size of the Board to be 9 directors as a result of Mr. Hoffmeister and Dr. Ihlenfeld not standing for re-election. Our Board of Directors is and shall be comprised of a majority of independent directors. See “Director Independence and Related Person Transactions” for additional information.
The Company has a director retirement guideline set forth in our corporate governance guidelines. The guideline provides that a director should retire from the Board no later than the annual meeting of shareholders following such director’s 75th birthday; provided, however, the retirement guideline may be waived by a majority of disinterested directors upon the recommendation of the NCG Committee. Because directors gain valuable experience and knowledge of our complex business operations through multiple years of service, and because the Board currently has a balance of newer and longer-serving members, the Board has determined that members should not be subject to mandatory term limits. Such limits could result in the premature loss of a director who continues to significantly contribute to deliberations regarding our strategies, operations and risks. We believe that our Board’s decision not to establish mandatory term limits is consistent with the prevailing practice among companies in the S&P 500.
In consideration of the transition of the role of Chief Executive Officer to Scott Richardson on January 1, 2025, recent refreshment in board composition, and the value of retaining directors who have developed deep insights into the Company during their tenure, the NCG Committee recommended, and the disinterested directors of the Board determined pursuant to the foregoing guideline that it would be in the best interests of the Company and its

Celanese 2026 / Notice of Annual Meeting and Proxy Statement / 20

Governance
shareholders to ask Ed Galante, the Chair of the Board, to stand for re-election at the 2026 Annual Meeting, although the meeting will occur after his 75th birthday. As Chair of the Board, former Lead Independent Director of the Board, and former Chair of the Compensation and Management Development Committee, Mr. Galante has a significant leadership role on the Board, which the NCG Committee and Board took into consideration in its succession planning. Mr. Galante also brings to the Board significant executive leadership experience as the former senior vice president of a large international public company in the petroleum and chemical manufacturing industry, decades of experience in worldwide manufacturing operations, experience with environmental, health and safety and government relations and public policy, and a global business perspective with expertise in overseeing strategy and governance practices from his time as an executive and a director at global companies.

Annual Board and Committee Self-Evaluation Process
Each year, the members of the Board and each committee conduct a self-assessment. The process for the self-assessment is approved by the Board each year based on a recommendation from the NCG Committee. The NCG and the Board regularly review and make refinements to the annual assessment process.
Under the process used in 2025, the NCG Committee developed a thorough list of topics to be considered by the directors. These topics were incorporated into a Board questionnaire completed by each director and committee-specific questionnaires for each committee. After completion of the questionnaires, our Chair of the Board held virtual conferences with each other director to discuss the topics and to gather any other feedback a director had relating to the Board and each committee. The input from the questionnaires and conversations was summarized and presented to the full Board (and to the independent directors as to the CEO) and to the individual committees at the October Board and committee meetings. An overview of this process is illustrated below.

Celanese 2026 / Notice of Annual Meeting and Proxy Statement / 21

Governance

Board and Committee Self-Evaluation Process Summary
Process Design and Approval (July)	v	Discussion among management, NCG Chair and Chair of the Board regarding key topics for assessment and creation of the Board and Committee questionnaire.

Topics generally include Board and committee structure, oversight, allocation of responsibilities among committees, approach to meetings, individual director assessments, culture and strategic or business topics of particular current importance.

	v	NCG Committee recommends process for Board approval in July.
Questionnaire (July - August)	v	Board members complete and provide comments on detailed questionnaire.
Includes specific questions and topics for each committee.
One-on-One Conversations (August - September)	v	Chair of the Board holds one-on-one conversations with each director to discuss feedback and comments on the questionnaire, and any other topics a director wishes to raise.
	v	Chair of the Board confers with the CEO and NCG Chair so that they understand any opportunities for improvement that may have been raised.
Report-Out to Committees and Board (October)	v	Feedback is reported to the Board and individual committees at the October meeting.
	v	The Board and each committee hold dedicated closed executive sessions in October to discuss assessment and provide any feedback to management.
Implementation of Feedback (Ongoing)	v	Management and directors coordinate to update policies and practices to incorporate director feedback.
	v	The Board reviews implementation progress in connection with the following year’s self-evaluation process.

Opportunities identified and in the process of being implemented from recent self-evaluations include continued refinement of Board materials, further information on macroeconomic conditions and their effect on the Company, continued refinement of long-term strategy and ways to measure execution of strategy, continued focus on deleveraging, further insight into risks, maintenance of focus on core business and growth opportunities, continued grounding of discussions in performance metrics, continued inclusion of competitive analysis, continued inclusion of investor insights, continued discussions of certain geopolitical risks, consideration of talent development, and ongoing dialogue with management.

Also, the NCG Committee and full Board evaluate directors who are nominees for re-election to the Board as part of the nomination process.
Board Leadership Structure
The Board’s current leadership structure consists of an independent, non-executive Chair of the Board, a separate Chief Executive Officer and four of five Board committees comprising and being chaired by exclusively independent directors, together with active engagement by all directors.
The Board believes that its leadership structure with the roles of CEO and Chair of the Board separated will support a smooth leadership transition and enable the Company and Board to benefit from the leadership and abilities of both Mr. Richardson and Mr. Galante. The Board also believes that Mr. Galante’s significant boardroom experience and familiarity with the Board and Company’s strategy will enable him to effectively lead the Board while Mr. Richardson’s experience in various management roles at the Company will enable him to focus on his role as CEO and the achievement of our strategic business objectives.

Celanese 2026 / Notice of Annual Meeting and Proxy Statement / 22

Governance
The Company’s governance framework provides the Board with flexibility to select the appropriate leadership structure for the Company. The Board recognizes that no single leadership model is right for all companies at all times and that, depending on the circumstances, other leadership models might be appropriate, such as combining the Chair of the Board and CEO roles as the Board has done in the past. In making leadership structure determinations, the Board considers many factors, including the specific needs of the business, the responsibilities, skill sets and tenure of the individual leaders and what is in the best interests of the Company’s shareholders. The Board welcomes and takes under consideration any input received from our shareholders regarding the Board’s leadership structure and informs shareholders of any change in the Board’s leadership structure through press releases or, as applicable, by posting amended corporate governance guidelines on the Company’s website. See “Board Oversight of Risk” for additional information on the Board’s approach to risk oversight and its relationship with the Board’s leadership structure.
Importantly, all directors play an active role in overseeing the Company’s business both at the Board and committee levels. As set forth in the Company’s corporate governance guidelines, the core responsibility of the directors is to exercise their business judgment to act in what they reasonably believe to be in the best interests of the Company and its shareholders. The Board, including all of the eight independent nominees, consists of skilled and experienced leaders in business. Many directors currently serve or have served as chief executives or members of senior management of Fortune 1000 companies and/or as senior leaders in top consulting, accounting and law firms. In these prior roles, the independent directors have been called upon to provide solutions to various complex issues and are expected to, and do, ask hard questions of management. As such, the independent directors are well-equipped to oversee the success of the business and to provide advice and counsel to our CEO and management.
As part of each regularly scheduled Board meeting, the independent directors meet in executive session without the CEO present. These meetings allow the independent directors to discuss issues of importance to the Company, including the business and affairs of the Company, as well as matters concerning management, without any member of management present. Four of five of our Board committees are chaired by and consist entirely of independent directors.

Board Leadership Structure		The Board believes this is currently the optimal structure to provide the Board with the leadership of a highly experienced director and to allow our CEO to focus on the work to achieve the Company’s strategic plan and long-term business goals. The NCG Committee and the Board will continue to reevaluate the structure annually.
●	Chair of the Board: Edward G. Galante
●	Chief Executive Officer: Scott A. Richardson
●	4 of 5 Board committees composed entirely of independent directors
●	Active engagement by all directors

Duties and Responsibilities of Chair of the Board
The duties and responsibilities of the Company’s Chair of the Board, who is elected annually by the Board, are as set forth below:
•Preside over all meetings of the shareholders and the Board, including all executive sessions of independent directors. The Chair will advise the CEO of decisions reached and suggestions made at these sessions. Additionally, the Chair has the authority to call meetings of the Board and such other meetings of the non-employee, independent directors as he/she deems necessary.
•Approve the scheduling of Board meetings, take primary responsibility for shaping Board agendas in collaboration with the CEO and with input from the full Board, and approve all materials for each Board meeting and executive session of the Board’s non-employee, independent directors. Advise the CEO on quality and quantity of information provided to the Board.

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Governance
•Serve as a liaison and supplemental channel of communication (but not a filter) between the non-employee, independent directors and the CEO, as appropriate. Serve as a sounding board for and provide counsel to the CEO.
•Meet regularly with the CEO.
•Devote time and routinely work with the CEO and the executive leadership team to develop a good understanding of the business, leadership opportunities and challenges to help facilitate Board communication and engagement.
•As requested and deemed appropriate by the Board, communicate with shareholders and other stakeholders.
•Active participation in Board succession planning, and interview director candidates, in coordination with the NCG Committee.
•Primary responsibility for director development, including speaking with directors about their strengths and weaknesses, resolving problems and conflicts, and enacting changes as needed.
•Approve and coordinate the retention of advisors and consultants who report directly to the Board or to the non-employee, independent members of the Board, except as otherwise required by applicable law or New York Stock Exchange (“NYSE”) Listing Standards.
•Guide the Board’s governance processes concerning the annual Board self-evaluation (if not allocated to another director) and CEO succession planning. When requested by the Board, assist the Board in reviewing and assuring compliance with governance principles.
•Perform such other duties and responsibilities as may be assigned to the Chair by the Board from time to time.
Director Membership on Other Boards
Each of our directors is expected to have sufficient time and capacity to serve as an effective Board member and to carry out his or her duties to the Company and our shareholders. To this end, our corporate governance guidelines limit the number of other boards on which our directors serve. No director may serve on more than four public company boards including ours without the prior approval of the NCG Committee (but in no event shall a director serve on more than six public company boards). The Board also recognizes the time commitment associated with service as a public company executive officer, and therefore applies a more stringent limit for any non-employee director who serves as a CEO or executive officer of another public company: generally such directors may serve on our Board and the board of their employer. The NCG Committee may approve up to one additional public company board, and the full Board may approve additional service for particular directors (up to the previously-stated limit), following consideration of such factors deemed appropriate such as the individual’s role, expertise, background and other leadership positions. To date, neither the NCG Committee nor the Board has exercised this authority to approve additional public company board service. Directors are expected to advise the Chair of the Board and the NCG Committee Chair in advance of accepting an invitation to serve on another company’s board (private or public).
Recognizing that directors’ responsibilities are increasingly complex and that Board and committee memberships demand significant time commitments, our Board and NCG Committee regularly evaluates the other commitments of director candidates during the nomination process, and of its existing directors as part of the annual nomination and Board self-assessment processes, to confirm that they can devote the time and energy required to be effective representatives of shareholders’ interests.

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Governance
Board Meetings in 2025
The Board of Directors held five meetings during 2025 and committees of the Board held a total of 34 meetings. Overall attendance at such meetings was above 97%. All incumbent directors attended at least 75% of the aggregate of (i) meetings of the Board and (ii) meetings of the Board committees on which they served during the fiscal year ended December 31, 2025. In addition, the Board expects directors to attend the annual meeting of shareholders absent special circumstances. Twelve of the thirteen directors then serving and standing for re-election attended our 2025 Annual Meeting.
Committees of the Board
The Board of Directors has five standing Board committees:
•Audit Committee;
•Compensation and Management Development Committee;
•Nominating and Corporate Governance Committee;
•Stewardship Committee; and
•Finance and Business Review Committee.
The following table sets forth our nominees’ membership on our committees as of the date of this Proxy Statement:

	Independent Director	Audit Committee	Compensation and Management Development Committee	Nominating and Corporate Governance Committee	Stewardship Committee	Finance and Business Review Committee
Bruce E. ChinnÀ	ü	l			l	£
Edward G. Galante	ü	☐	☐	☐	☐	l
Kathryn M. Hill	ü		l		£
Deborah J. KissireÀ	ü	£		l
Michael Koenig	ü		l		l
Christopher J. KuehnÀ	ü	l				l
Ganesh Moorthy	ü		£	l
Kim K.W. Rucker	ü		l	£
Scott A. Richardson						£
Meetings in 2025	Board =5	8	6	4	4	11
£ Chair	l Member	☐ Ex-Officio Member		À Financial Expert
Information about the current composition and respective roles of each Board committee is set forth on the following pages. For additional information on each committee’s and the full Board’s roles in overseeing our priority sustainability and governance topics, please refer to “Board Oversight — Board Oversight of Sustainability and Governance Matters” below.

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Governance
Audit Committee
The Company’s Audit Committee (the “Audit Committee”) is currently comprised of Ms. Kissire (chair), Mr. Chinn, Mr. Hoffmeister, Dr. Ihlenfeld and Mr. Kuehn, each of whom the Board has affirmatively determined is independent of the Company and its management under SEC rules and applicable NYSE listing standards. The Board has also determined that Mr. Chinn, Mr. Hoffmeister, Ms. Kissire and Mr. Kuehn are “Audit Committee Financial Experts” as the term is defined in applicable SEC rules. Each member of the Audit Committee is also “financially literate” as that term is defined by the rules of the NYSE. The complete text of the Audit Committee charter, as last reviewed and approved by the Board of Directors on July 17, 2025, is available on our website, https://investors.celanese.com, by clicking “Corporate Governance.”
The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of the Company’s independent registered public accounting firm. The independent registered public accounting firm reports directly to the Audit Committee. The principal purposes of the Audit Committee are to oversee:
•accounting and reporting practices of the Company and compliance with legal and regulatory requirements regarding such accounting and reporting practices;
•the quality and integrity of the financial statements of the Company;
•internal control and compliance programs;
•the independent registered public accounting firm’s qualifications and independence; and
•the performance of the independent registered public accounting firm and the Company’s internal audit function.
The Audit Committee Charter provides that the Audit Committee may, in its sole discretion and at the Company’s expense, retain legal, accounting or other consultants or experts it deems appropriate in the performance of its duties and without having to seek the approval of the Board.
Mr. Hoffmeister serves on the audit committees of three other publicly-traded companies in addition to ours. Our Board has affirmatively determined that Mr. Hoffmeister’s simultaneous service on these other audit committees does not impair his ability to effectively serve on our Audit Committee.
Compensation and Management Development Committee
The Company’s Compensation and Management Development Committee (the “CMDC”) is currently comprised of Mr. Moorthy (chair), Ms. Hill, Mr. Koenig and Ms. Rucker. The Board has determined that all members of the CMDC are independent under SEC rules and applicable NYSE listing standards. The complete text of the CMDC charter, as last reviewed and approved by the Board of Directors on July 17, 2025, is available on our website, https://investors.celanese.com, by clicking “Corporate Governance.” A description of the CMDC’s processes and procedures for determining executive compensation and the roles of management and the compensation consultant in determining or recommending the amount and form of compensation is more fully described in “Compensation Discussion and Analysis.”
The principal purposes of the CMDC are to:
•review and approve the compensation of the Company’s executive officers, including the CEO;
•review and approve the corporate goals and objectives relevant to the compensation of the CEO and the other executive officers, and to evaluate the CEO’s and the other executive officers’ performance and compensation in light of such established goals and objectives;
•oversee the development and implementation of succession plans for the CEO and the other key executives; and
•oversee and review the Company’s strategies and policies related to employee engagement and development and other workforce well-being matters.

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Governance
The CMDC charter provides that the CMDC may, in its sole discretion and at the Company’s expense, retain legal, accounting or other consultants or experts, including but not limited to compensation consulting firms, that the CMDC deems appropriate in the performance of its duties.
During 2025, the CMDC retained Willis Towers Watson PLC (“WTW”), as its independent outside compensation consultant to advise the CMDC on executive officer compensation matters. See “Role of the CMDC’s Independent Compensation Consultant” for additional information.
Nominating and Corporate Governance Committee
The Company’s NCG Committee is currently comprised of Ms. Rucker (chair), Mr. Hoffmeister, Ms. Kissire and Mr. Moorthy. The complete text of the NCG Committee charter, as last reviewed and approved by the Board of Directors on July 17, 2025, and our corporate governance guidelines, as last reviewed and approved by the Board of Directors on October 16, 2025, are available on our website, https://investors.celanese.com, by clicking “Corporate Governance.”
The principal purposes of the NCG Committee are to:
•identify, screen and review individuals qualified to serve as directors and recommend to the Board candidates for nomination for election at the annual meeting of shareholders or to fill Board vacancies or newly created directorships;
•review and recommend non-employee director compensation to the Board;
•develop and recommend to the Board and oversee implementation of the Company’s corporate governance guidelines;
•oversee evaluations of the Board;
•recommend to the Board nominees for the committees of the Board; and
•review and assess our Board’s and the committees’ structure for overseeing sustainability matters; review and oversee our strategy for public reporting on sustainability matters; and oversee our political action committee’s political engagement.
The NCG Committee charter provides that the NCG Committee may, in its sole discretion and at the Company’s expense, retain legal, accounting and other consultants or experts, including but not limited to leadership search firms, the NCG Committee deems appropriate in the performance of its duties, including in its process of identifying director candidates.
During 2025, WTW, as independent outside compensation consultant, advised the NCG Committee on non-employee director compensation matters.

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Governance
Stewardship Committee
The Company’s Stewardship Committee (the “Stewardship Committee”) is currently comprised of Ms. Hill (chair), Mr. Chinn, Dr. Ihlenfeld and Mr. Koenig. The Stewardship Committee assists the Board in fulfilling its oversight duties regarding, while Company management retains responsibility for assuring compliance with, applicable environmental, health, safety and cybersecurity laws and regulations. The complete text of the Stewardship Committee charter, as last reviewed and approved by the Board of Directors on July 17, 2025, is available on our website, https://investors.celanese.com, by clicking “Corporate Governance.”
The principal purposes of the Stewardship Committee are to:
•oversee the Company’s policies and practices concerning environmental, health, safety, and cybersecurity issues and the production and provision of safe and quality products;
•review the impact of such policies and practices on the Company’s corporate social responsibilities, public relations and sustainability; and
•make recommendations to the Board regarding these matters.
Finance and Business Review Committee
The Company’s Finance and Business Review Committee (the “Finance Committee”) is currently comprised of Mr. Richardson (co-chair), Mr. Chinn (co-chair), Mr. Galante, Mr. Hoffmeister and Mr. Kuehn and supports the Board’s oversight of the Company’s financial position and long-term financial objectives and strategy. The complete text of the Finance and Business Review Committee charter, as last reviewed and approved by the Board of Directors on July 17, 2025, is available on our website, https://investors.celanese.com, by clicking “Corporate Governance.”
The principal purposes of the Finance Committee are to periodically review and make recommendations to the Board regarding the Company’s:
•Capital structure, key financial ratios, cost of capital, and liquidity and the Company’s capital structure and strategy.
•Financial forecasts and strategies and short- and long-term financial plans.
•Cost structure, margin profile and opportunities to improve profit margins.
•Cash flow, working capital, capital expenditures and associated budgets and guidelines for the approval and review of capital projects.
•Dividends and share repurchase policies and practices.
•Growth opportunities and business unit operations and strategies.

Board Oversight
Shareholders elect the Board to oversee management and to serve shareholders’ long-term interests. Management is responsible for delivering on our strategy, creating our culture, creating and delivering innovative products and services, establishing accountability, and controlling risk. The Board and its committees work closely with management to balance and align strategy, risk, sustainability and governance matters, and other areas while considering feedback from shareholders. Essential to the Board’s oversight role is a transparent and active dialogue between the Board and its committees, and management. To support that dialogue, the Board and its committees have access to, receive presentations from, and conduct regular meetings with the senior leadership team, other business and function leaders, subject matter experts, the Company’s enterprise risk management and internal audit functions, and external experts and advisors.

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Governance
Board Oversight of Strategy
One of the Board’s primary responsibilities is overseeing management’s establishment and execution of the Company’s strategy. As Celanese continues to transform and expand its business, the Board works with management to respond to a dynamically changing environment. At least quarterly, the CEO, the senior leadership team, and leaders from across the Company provide detailed business and strategy updates to the Board. At least annually, the Board conducts a more in-depth review of the Company’s overall strategy, including critical issues, risks and opportunities. At all of these reviews, the Board engages with the senior leadership team and other business leaders regarding business objectives, the competitive landscape, economic trends, environmental and sustainability goals and investments, public policy and regulatory developments and other critical issues. At meetings occurring throughout the year, the Board also assesses integration efforts, potential acquisitions and divestitures, the Company’s operating and capital plan, and performance and alignment to our strategy. The Board looks to the focused expertise of its committees to inform strategic oversight in their areas of focus. Members of senior management are available to discuss the Company’s strategy, plans, results and issues with the Board committees and the Board, and regularly attend such meetings to provide periodic briefings and access to management. In addition, the Audit Committee regularly holds separate executive sessions with the lead client service partner of our independent registered public accounting firm, the Chief Financial Officer, the internal auditor, the Chief Compliance Officer and other members of management as appropriate.
Board Oversight of Risk
Effective risk management is critical to Celanese’s ability to achieve its strategy and sustainability goals. The Board oversees management in exercising its responsibility for managing risk, considering our robust framework of policies, procedures, and processes to anticipate, identify, assess, prioritize, and mitigate risks across the Company. Risk management is considered a strategic activity within the Company and responsibility for managing risk rests with executive management while the committees of the Board and the Board as a whole participate in the oversight of the process. Specifically, the Board has responsibility for overseeing the strategic planning process, reviewing and monitoring management’s execution of the strategy and business plan, and selected risk areas, including cybersecurity. Each Board committee is responsible for oversight of specific risk areas relevant to their respective committee charter. The oversight responsibility of the Board and the Board committees is enabled by an enterprise risk management model and process implemented by management that is designed to identify, assess, manage and mitigate risks. In addition, the directors identify risks through the Board and committee self-assessment process and hear from a range of outside advisors and experts regarding trends and emerging risks. The Board further recognizes that risk management and oversight comprise a dynamic and evolving process and reviews the enterprise risk model and process periodically. On a regular basis, the Board and its committees engage with management, including the Chief Compliance Officer, who reports to the General Counsel, on risk as part of broad strategic and operational discussions which encompass interrelated risks, as well as on a risk-by-risk basis, as appropriate.
The Board executes its oversight responsibility directly and through its committees. It delegates oversight of some risks to efficiently allocate them to appropriate committees with related subject matter focus while retaining oversight of risks that require broader Board attention. Because many risks are dynamic, interrelated, and applicable across subject matter and company goals, the Board may continue to oversee such risks in addition to delegating some oversight to a committee.
Committees discuss the Company’s risk exposures with management, the internal audit executive and the independent external auditor in an iterative risk assessment process. Results of risk audits are routinely reported to leadership and the Audit Committee, which regularly reports back to the Board. Some examples of risks overseen by committees and the Board are:
•The Audit Committee regularly reviews and assesses the Company’s processes to manage financial reporting risk and to manage internal audit, internal control over financial reporting, disclosure controls and procedures, tax, balance sheet, investment, and other financial risks, as well as the Company’s financial position and financial activities. The Audit Committee also oversees the Company’s compliance program.

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Governance
•The CMDC oversees compensation programs, policies and practices and their effect on risk-taking by management. See “Compensation Risk Assessment” for additional information.
•The NCG Committee oversees the governance framework and structure as well as other corporate governance matters, including oversight of the annual Board and committee self-assessment process, and is charged with developing and recommending to the Board corporate governance principles and policies and Board committee structure, leadership and membership.
•The Stewardship Committee oversees certain risks related to environmental, process and product safety, quality and cybersecurity matters, as well as certain operational and reputational issues related to those matters.
•The full Board oversees the enterprise risk process that management implements and reviews risks associated with it.
•The full Board and the CMDC address issues and risks associated with human capital management and management succession.
•The full Board, in addition to the Stewardship Committee, oversees cybersecurity risk.
•The full Board, in addition to the Finance Committee, oversees financial risks such as risks related to the Company’s financial position and financial activities.
Each of the Board committees is required to make regular reports of its actions and any recommendations to the Board with respect to risk management, including recommendations to assist the Board with its overall risk oversight function. In addition, an annual report of enterprise risks, which undergoes a comprehensive review using strategic, operational, financial, compliance and IT risk themes, is delivered to the Board. This approach to risk oversight does not affect the Board’s leadership structure.
Each of our directors has substantial experience managing and overseeing risk for complex, international organizations that they leverage while serving on our Board. For example, Mr. Richardson’s previous experience as our Chief Operating Officer and current experience as our Chief Executive Officer, Mr. Chinn’s experience as chief executive officer of Chevron Phillips Chemical Company LLC, Mr. Koenig’s experience as chief executive officer of Nobian Industrial Chemicals and Mr. Moorthy’s experience as chief executive officer of Microchip Technology Incorporated each necessitate risk management and oversight on a daily basis. The extensive chemical industry leadership experience shared by Mr. Chinn, Mr. Galante and Mr. Richardson, as well as Ms. Hill’s and Mr. Moorthy’s leadership experience in technology, allow each of them to understand and address key risk-related issues unique to our industry and the Company. Risk management was an active component of Ms. Kissire’s senior leadership positions with Ernst & Young LLP and Mr. Kuehn’s responsibilities as chief financial officer for Trane Technologies plc. Finally, the management, leadership, accounting and legal backgrounds of Ms. Kissire and Ms. Rucker give them unique perspectives with recognizing and advising on a broad array of issues affecting corporate risk.
Highlight on Oversight of Human Capital Management
The Board, the CMDC, and the Stewardship Committee engage with the senior leadership team and human resources executives on a regular basis across a broad range of human capital management issues. Celanese is focused on creating a respectful, safe, rewarding and inclusive culture that allows our people to build meaningful careers. The Board works with management to provide oversight on matters including culture, succession planning and development, compensation, benefits, employee recruiting and retention and respectful workplace. Additionally, each year, the CMDC evaluates management’s annual assessment of risk related to our compensation policies and practices. The Board and the CMDC work with the CEO and the Senior Vice President and Chief Human Resources Officer to review CEO and senior executive succession plans, including considering the qualifications and experience of potential leadership candidates. For more detail please see “Compensation Discussion and Analysis — CD&A Highlights — Human Capital Development.”

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Governance
Highlight on Oversight of Cybersecurity Risk, Data Privacy and Artificial Intelligence
Cybersecurity, resilience and data privacy are important to maintaining our proprietary information and the trust of our customers, suppliers and employees. The ethical and effective use of artificial intelligence (“AI”) capabilities is an important consideration for advancing our competitiveness and efficiency. We recognize the importance of securing our data and information systems from potential cybersecurity and data privacy incidents. The Board and the Stewardship Committee together oversee the Company’s management of cybersecurity risk, reflecting the Board’s view of the benefits of having a dedicated subset of directors involved in oversight of a range of cybersecurity issues. Management bears primary responsibility for assessing and managing cybersecurity risks and provides quarterly updates to the Stewardship Committee and the Board on the Company’s cybersecurity policies and performance, among other cybersecurity topics such as recent incidents throughout the industry and the emerging threat landscape.
We identify, assess, manage and mitigate cybersecurity risk through a risk management program based on the NIST Cybersecurity Framework that is regularly assessed by a third party cybersecurity consultant. As part of our processes, we perform routine scanning and have an established vulnerability management program and patching policy. We have in our learning management system a comprehensive cybersecurity awareness course that is mandatory for all employees with computers and covers key topics such as identifying workplace cybersecurity hazards and attacks, and our separate CyberSAFE and Data Privacy intranets provide content to help employees identify and avoid cybersecurity and data privacy risks. We also have data privacy educational tools, policies and procedures to help employees prevent, recognize and report data privacy incidents. We perform penetration tests and vulnerability and breach assessments with third-party advisors to support our compliance with laws and regulations including those applicable to chemical manufacturing sites. We also have a third-party risk management program with a formal approach to evaluating and managing risks associated with third-party information technology solutions and software. We maintain cyber/information security insurance to protect against certain expenses and liabilities that may be incurred in the event of an incident.
We are increasingly incorporating AI capabilities into the development of technologies and our business operations, and into our products and services. Our generative AI policy governs ethical use of and provides guidance on acceptable generative AI that may be used in the Company in a manner designed to maintain the confidentiality and integrity of our data. As part of our generative AI governance, prior to adoption, management reviews proposed use cases for AI for adherence to our standards and policy.
Highlight on Oversight of Sustainability-Related Risks
Sustainability-related risks, including climate risk, have the potential to impact many aspects of the Company’s strategy, so the Board has determined to retain oversight of the Company’s climate strategy as a whole and has delegated to its Committees specific aspects of managing climate risk as described below.
The Company has set meaningful environmental goals to reach by 2030, including working toward a 30% reduction in Scope 1 and 2 greenhouse gas emissions intensity, 10% reduction in net energy intensity, 10% reduction in water consumption intensity, and 15% reduction in waste disposal intensity, as described in our 2024-2025 sustainability report, Innovating Today, Shaping Tomorrow. Each goal requires significant input from all areas of the Company, as well as external policy and technological support, to progress toward achieving it and reporting accurate data to monitor progress and opportunity. The Board oversees the approach to reporting on these and other metrics, NCG Committee oversees the process by which the Company reports on these and other metrics, and the Audit Committee oversees the disclosure controls and procedures relating to sustainability related disclosures.
These risks, including climate risk, can include related financial, compliance and business risk. Management updates the Audit Committee and Stewardship Committee on the regulatory landscape and continued compliance activities supporting the Company’s increased focus on environmental sustainability. The Stewardship Committee oversees management’s greenhouse gas reduction efforts and the sustainability-related investments in the Company’s manufacturing and production processes, such as energy and water usage and carbon capture and use at our Clear Lake site. The Board guides and receives reports on our product strategies to support our customers’ sustainability goals, such as light-weighting products and producing from bio-based sources.

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Governance
Highlight on Oversight of Strategic Transactions
The full Board is responsible for overseeing Celanese’s strategic acquisition, integration and divestiture processes, which supports alignment with our strategic objectives, provides accountability across transactions, and enables insight for future transactions. Many of our individual directors have extensive negotiation, acquisition, integration, strategic optimization and other business combination experience that allows them to constructively engage with management and effectively evaluate transactions for alignment with our strategy and culture. For example, Messrs. Moorthy and Kuehn and Ms. Rucker have significant experience planning and integrating multiple acquisitions and transformational transactions during their respective current or prior roles, which helps them provide valuable guidance on how to develop and implement strategies for growing our business.
While management is charged with identifying potential acquisition targets and divestiture opportunities, executing transactions, and managing integration or carve-outs, our Board’s oversight extends to each phase of this process. Management and the Board regularly discuss potential acquisitions and value-unlocking divestitures of all sizes and degrees of complexity and their role in the Company’s overall business strategy. These discussions include transactions in process and potential future transactions, focusing on valuation, strategic risk, and (for acquisitions) potential synergies with our businesses and strategy. When management considers potentially significant acquisitions or divestitures, the Board receives an increased level and frequency of updates and discusses with management a broad range of matters, including negotiations, due diligence findings, valuation, tax impacts, integration or carve-out planning, talent retention, environmental and other risks, and regulatory impacts. Throughout the transaction process, the Board has access to the senior leadership team, appropriate business leaders, subject matter experts, and external advisors. For acquisitions, the Board also receives regular updates and provides feedback on ongoing integration, operational success, and financial performance of our completed acquisitions, which allows the Board to provide oversight and to identify trends and opportunities across transactions and over time.
Board Oversight of Sustainability and Governance Matters
We recognize that our success is defined by multiple groups of stakeholders – investors, customers, employees, and communities – and this recognition is reflected in our efforts to promote safety and protect our environmental resources as a responsible corporate citizen.
The Celanese Sustainability Council is a cross-functional team of senior leaders from each region who develop, make recommendations to management and implement a sustainability strategy on topics significant to Celanese’s long-term success. The Sustainability Council meets quarterly to form recommendations to senior leadership on key sustainability program strategy and implementation of sustainability-related projects. For example, the Sustainability Council has made recommendations on reporting, target-setting and further development of key performance indicators and has led the publication of the Company’s comprehensive Sustainability Reports, the most recent of which is available at sustainability.celanese.com. The Sustainability Council may form ad hoc working groups to operationalize functional specific goals and initiatives to help achieve strategy objectives.

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Governance
The Board of Directors and its committees have conducted an in-depth review of their approach to overseeing sustainability and governance topics most significant to Celanese (our priority topics), and regularly reviews and refines this framework. The diagram below illustrates primary Board or committee oversight responsibility by topic.

Public Shareholders

Board of Directors

			ü		Public Policy and Regulatory Issues
			ü		Enterprise Climate Policy and Strategy
			ü		CEO Succession Planning

Audit Committee		CMD Committee		NCG Committee		Stewardship Committee

ü	Compliance and Business Conduct Policy	ü	Talent and Leadership Development, including Succession	ü	Board Composition, Independence and Refreshment	ü	Environmental Policies
						ü	Process Sustainability
ü	Financial Risk					ü	Workforce, Process and Chemical Safety
ü	Corporate Integrity	ü	Executive Compensation and Performance	ü	Shareholder Rights
				ü	Sustainability Oversight Approach	ü	Supply Chain Risk
		ü	Talent and Performance, Inclusion, Workforce Management			ü	Product Quality
				ü	Political Engagement / PAC Oversight	ü	Greenhouse Gas Reduction in Manufacturing Processes
		ü	Pay Equity
						ü	Cybersecurity

Celanese Executive Leadership

Celanese Sustainability Council

Consists of cross-functional and regional senior leaders. The Council is responsible for recommending and monitoring progress against goals, metrics, and KPIs. The Council develops enterprise-level goals/initiatives to support sustainability objectives, tracks progress, and communicates to executive leadership and to functional areas.

Our Board regularly reviews the areas of responsibility of its committees, including through an annual review of its Committee Charters and our Corporate Governance Guidelines, and includes as part of those reviews sustainability topics that are most significant to Celanese. The Company and the Board also receive feedback from shareholders on sustainability issues through our shareholder outreach program and through communication from shareholders. See “Shareholder Engagement” below.

Shareholder Engagement
The Board believes that responsiveness to shareholders is a mark of good governance and critical to the Company’s success. To that end, we actively engage with shareholders on a variety of topics and through a variety of formats throughout the year to address their questions and concerns, to seek input and to provide perspectives on Company policies and practices.

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Governance
In addition to our year-round engagement with shareholders on business strategy and financial performance, during 2025 and early 2026, our conversations with shareholders have focused primarily on the Board’s leadership structure, chemistry, and composition; the Board’s clear action orientation and focus on strategic priorities; our robust governance practices; how our compensation program successfully incentivizes and reflects strategic priorities and aligns to shareholder experience; and sustainability matters. Additional information can be found in our 2024-2025 sustainability report, Innovating Today, Shaping Tomorrow.

Topics of Interest to Shareholders	Our Perspective, Actions Taken and Actions Planned
Board’s leadership, chemistry, and composition
● Our board leadership structure with an independent Chair of the Board separate from the CEO provides the Board with the leadership of a highly experienced director and allows our CEO to focus on our strategic plan and long-term business goals.
● Our Board is well-rounded, with a variety of skills, qualifications and experience, including deep company knowledge and fresh perspectives.
● Our Board fosters a culture of constructive dialogue, leveraging the insight and knowledge of all of our directors. Our Board has a culture of reaching consensus through open communication.
● Four of our director nominees, including our CEO and four highly qualified independent directors, have been elected since 2023, all with recent or current C-suite experience, and together adding M&A, chemicals industry, strategic planning, financial, and operational experience, as a proactive measure in anticipation of potential upcoming planned retirements.

Board’s clear action orientation and focus on strategic priorities
● The Company’s new CEO as of January 2025 brings deep expertise across our businesses having served as COO, CFO, leader of both business segments, and numerous other roles at the Company.
● The Company’s new SVP, Engineered Materials as of February 2025 was the former leader of Acetyls segment after progressing through multiple leadership roles in Business, Sales and Corporate Development.
● The Board created a new Finance & Business Review Committee to help the Board oversee the Company’s financial position and strategy.

Robust governance practices
● We require directors to be elected by majority vote in uncontested elections.
● We annually hold Board and committee assessments and regularly evaluate whether a third party should facilitate.
● Our Board actively oversees the Company’s strategy, risk management and sustainability efforts.
● We hold regular executive sessions of independent directors at Board and committee meetings.
● We utilize a comprehensive, ongoing Board succession planning process with the flexibility to opportunistically add new directors.

Compensation program successfully incentivizing and reflecting strategic priorities and aligning to shareholder experience	● Our compensation program focuses on earnings and cash flow, as well as stewardship to promote and emphasize their importance. In 2025, the CMD Committee increased the focus on free cash flow in the annual incentive plan to reflect the strategic importance of and incentivize cash generation.
● The compensation program is oriented towards performance, with CEO pay almost 90% at risk.

Sustainability matters
● We see significant growth opportunities for products supporting future mobility, vehicle light-weighting and other end-product efficiencies as well as solutions manufactured from recycled or bio-based materials.
● We actively focus on reducing our Scope 1 and Scope 2 GHG emissions through capital investment projects to, among other things, improve energy efficiency, and through the procurement of renewable electricity.
● Our Board implements a thoughtful allocation of Board and Committee oversight of various sustainability and governance topics.

In addition to this direct engagement, the Company has instituted a number of complementary mechanisms that allow shareholders to effectively communicate a point of view with the Board, including:
•a dedicated annual meeting page on our website (see page 91);
•a majority voting standard for the election of directors (see page 20);
•an annual advisory vote to approve executive compensation (see page 49);
•annual election of directors (see page 20);
•proxy access (see page 20);

Celanese 2026 / Notice of Annual Meeting and Proxy Statement / 34

Governance
•commitment to thoughtfully consider shareholder proposals submitted to the Company (see page 96); and
•providing shareholders a means for direct communications to individual directors, a Board committee or the entire Board (see page 95).

Additional Governance Matters
As a global company, Celanese must not only meet a breadth of varying local, state and regional regulations, but also be mindful of possible social and political conflicts. We understand the role corporate governance plays in maintaining our goal to act in accordance with our values.
Copies of our committee charters and other governance documents are available on our website, https://investors.celanese.com.
Governance and Compensation Best Practices
Celanese is committed to strong corporate governance and compensation practices that promote the long-term interests of shareholders, strengthen board and management accountability and help build public trust in the Company. Examples are listed on page 52.
Political Engagement Policy
Although Celanese does not engage in any direct political contributions, the Company strives to offer fair, thoughtful and transparent educational advocacy programs to acquaint elected officials about the work we do, the jobs we create and the people behind the innovative solutions we produce. Eligible company employees can participate in a voluntary, nonpartisan political action committee called the Celanese Political Action Committee (“CELPAC”). CELPAC supports candidates for federal, state and local office in the U.S., representing both major U.S. political parties, that advocate and pursue government policies that promote the Company’s interests. CELPAC is governed by a Board of Directors who regularly evaluates the merits of donations to candidates to align those donations with the Company’s goals. For our full political engagement policy and for a list of political contributions, please go to https://www.celanese.com/legal/political-engagement-policy/.
Code of Conduct
The Company has adopted a code of business conduct applicable to directors, executive officers and all other employees. Our employees, suppliers and customers can ask questions about our code of conduct and other ethics and compliance issues, or report potential violations, through Navex, a global Internet and telephone information and reporting services company. The code of conduct is available on our compliance website, http://compliance.celanese.com, by clicking “Business Conduct Policy.” In the event the Company amends certain provisions of the code of conduct or waives any of the provisions of the code of conduct applicable to our directors or executive officers, the Company intends to disclose these actions on the Company’s website to the extent required by SEC or NYSE rules.
Insider Trading Policy
The Company has adopted insider trading policies and procedures governing the purchase, sale, and/or other dispositions of the Company’s securities by directors, officers and employees of the Company and the Company itself that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to the Company. Our insider trading policy prohibits trading while in possession of material nonpublic information and during blackout periods, and provides for preclearance procedures for our executive officers, directors and certain other specified employees, as well as other related policies and procedures, including as described below. A copy of our insider trading policy is filed as an exhibit to our most recent Annual Report on Form 10-K filed with the SEC.

Celanese 2026 / Notice of Annual Meeting and Proxy Statement / 35

Governance
No Hedging, No Pledging and Anti-Short Sale Policies
The Company's insider trading policy prohibits directors, executive officers and all employees of the Company and its subsidiaries from engaging in any transaction, acquiring any financial instrument, or entering into any derivative contract, directly or indirectly (including through any designee), that hedges or offsets, or is designed to hedge or offset, any decrease in the market value of any securities of the Company, including Common Stock, held directly or indirectly by any such person. The policy applies to all securities of the Company held by such a person, including securities not acquired as compensation. The insider trading policy indicates that prohibited hedging may include put options, call options, forward sale contracts, prepaid variable forward contracts, equity swaps, collars and exchange funds.
The Company's insider trading policy prohibits directors and executive officers from pledging Common Stock, including holding Common Stock in a margin account. Directors and executive officers are also prohibited from engaging in short sales related to Common Stock.

Celanese 2026 / Notice of Annual Meeting and Proxy Statement / 36

Governance
Director Compensation
Director Compensation Process
Our director compensation program is intended to enhance our ability to attract, retain and motivate non-employee directors of exceptional ability and to promote the common interest of directors and shareholders in enhancing the value of our Common Stock.
The Board reviews director compensation at least annually based on recommendations by the NCG Committee. The NCG Committee has the sole authority to engage a consulting firm to evaluate director compensation and since 2017 has engaged WTW to assist in setting director compensation. The NCG Committee reviews director compensation taking into account multiple factors, including pay practices and trends at publicly traded companies (including companies in our compensation peer group and surveys of S&P 500 compensation data), level of director, committee chair and lead director responsibilities, and the time commitment of Board and Committee service. The NCG Committee and the Board base their determinations on director compensation on recommendations from WTW and these factors. Effective as of January 1, 2025, the Board has an independent Chair of the Board rather than a Lead Independent Director. The Chair of the Board receives an additional annual cash retainer of $75,000 and an additional annual grant of time-based restricted stock units (“RSUs”) with a value of approximately $100,000. Effective as of March 1, 2025, the Board formed a new Finance and Business Review Committee and approved an annual cash fee for the chair of such committee in the amount of $25,000. In July 2025, based on the considerations outlined above, the Board determined not to otherwise approve any changes in the level or mix of director compensation, which is described below.
Director Compensation in 2025
The Company uses both cash and equity-based compensation to attract and retain qualified directors to serve on our Board of Directors, as follows:

Director Compensation Component	Amount
Annual Awards
Annual cash retainer (paid quarterly)	$125,000
Annual time-based RSU award(one-year vesting)	$175,000
Incremental Awards for Board Leadership
Annual cash fee for chair: (i) Nominating and Corporate Governance Committee and (ii) Stewardship Committee	$15,000
Annual cash fee for chair: Compensation and Management Development Committee	$20,000
Annual cash fee for chair: (i) Audit Committee and (ii) Finance and Business Review Committee	$25,000
Annual cash fee for Chair of the Board	$75,000
Annual RSU award for Chair of the Board (one-year vesting)	$100,000

Newly-elected directors receive a pro-rata equity award for any partial year of service. In addition to the above, Directors are reimbursed for expenses incurred in attending board, committee and shareholder meetings. Directors are also reimbursed for reasonable expenses associated with other business activities that benefit the Company, including participation in director education programs. Occasionally, a director may use Company-provided aircraft for travel to Board meetings. We generally do not provide perquisites to our directors, other than small gifts provided at Board meetings and upon retirement.

Celanese 2026 / Notice of Annual Meeting and Proxy Statement / 37

Governance
U.S. non-management directors are eligible to participate in the Company’s 2008 Deferred Compensation Plan (“2008 Deferred Plan”), which is an unfunded, nonqualified deferred compensation plan that allows directors the opportunity to defer all or a portion of their cash compensation and RSUs in exchange for a future payment amount equal to their deferments plus or minus certain amounts (including dividend equivalents) based on the market performance of specified measurement funds selected by the participant. Deferrals by directors under the 2008 Deferred Plan, including deferrals of RSUs, do not receive above-market earnings. Directors Galante, Go, Hill, Ihlenfeld, Kissire and Rucker were the only directors that made contributions to, or had balances in, this plan during 2025.
2025 Director Compensation Table
The table below is a summary of compensation earned and RSUs granted by the Company to non-management directors for the fiscal year ended December 31, 2025.

Name(1) (a)	Fees Earned or Paid in Cash ($)(2) (b)	Stock Awards ($)(3) (c)	Total ($) (h)
Bruce E. Chinn	125,000	174,978	299,978
Edward G. Galante	186,250	211,985	398,235
Timothy Go	125,000	174,978	299,978
Kathryn M. Hill	125,000	174,978	299,978
David F. Hoffmeister	125,000	174,978	299,978
Dr. Jay V. Ihlenfeld	125,000	174,978	299,978
Deborah J. Kissire	150,000	174,978	324,978
Michael Koenig	125,000	174,978	299,978
Christopher Kuehn	93,750	174,978	268,728
Ganesh Moorthy	143,750	174,978	318,728
Kim K.W. Rucker	146,250	174,978	321,228
Scott M. Sutton	87,917	174,978	262,895
(1)Mr. Richardson is not included in this table because he was an employee of the Company during 2025 and received no additional compensation for his services as a director. Mr. Sutton and Mr. Go resigned from the Board, effective as of January 4, 2026 and February 27, 2026, respectively. Mr. Hoffmeister and Dr. Ihlenfeld will not stand for re-election at the upcoming Annual Meeting.
(2)Includes amounts earned for the annual retainer and committee chair and Chair of the Board fees for the respective directors, as applicable.
(3)Represents the grant date fair value of 3,376 RSUs granted to each non-management director in May 2025 under the Amended and Restated 2018 Global Incentive Plan (the “2018 GIP”) and, in the case of Mr. Galante, an additional 714 RSUs granted in May 2025 under the 2018 GIP as compensation for his service as Chair of the Board. The fair value of RSUs granted to our non-management directors was calculated to be $51.83 per RSU, which reflects the average of the high and low market price of our Common Stock as reported by the NYSE on the applicable grant date discounted for lack of dividend participation. As of December 31, 2025, each non-management director listed in the table owned 3,376 RSUs, except Mr. Galante, who owned 4,090 RSUs. The RSUs granted to Mr. Sutton and Mr. Go were forfeited pursuant to the terms of their award agreements, as Mr. Sutton and Mr. Go resigned from the Board prior to the Annual Meeting.

Celanese 2026 / Notice of Annual Meeting and Proxy Statement / 38

Governance
Director Stock Ownership Guidelines
The Board of Directors considers Common Stock ownership by directors to be of utmost importance. The Board believes such ownership enhances the commitment of directors to our future and aligns their interests with those of our other shareholders. The Board has therefore established minimum stock ownership guidelines under which each non-employee director is expected to beneficially own stock in the Company or stock equivalents (including amounts of stock or cash deferred into a stock denominated fund) in an amount equal to five times the current annual cash retainer within five years of such director’s election to the Board. Each non-employee director will be deemed to be in compliance with these guidelines if the director retains at least 50% of the shares received by or granted to the director until the guideline is met. Once the guideline is achieved, the non-employee director is permitted to divest any number of shares owned provided that the guideline continues to be met. As of December 31, 2025, all of our then current non-employee directors were in compliance.
Director Independence and Related Person Transactions
Director Independence
The listing standards of the NYSE require companies listed on the NYSE to have a majority of “independent” directors. As noted below, all of our directors, other than our Chief Executive Officer, are independent or were independent during the period they served on the Board.
The Board of Directors has adopted standards of independence for directors that are set forth in Exhibit A to the Company’s corporate governance guidelines. The Board reviews and determines the independence of each of the directors in accordance with these standards. The full text of the corporate governance guidelines is available on our website, https://investors.celanese.com, by clicking “Corporate Governance.” These standards incorporate all of the requirements for director independence contained in the NYSE listing standards. The NYSE listing standards generally provide that a director is independent if the Board affirmatively determines that the director has no material relationship with the Company directly or as a partner, shareholder or officer of an organization that has a relationship with the Company. In addition, a director is not independent if certain other relationships exist.
The Board, based on the recommendation of the NCG Committee, affirmatively determined that 10 of our current directors, Mr. Chinn, Mr. Galante, Ms. Hill, Mr. Hoffmeister, Dr. Ihlenfeld, Ms. Kissire, Mr. Koenig, Mr. Kuehn, Mr. Moorthy, and Ms. Rucker are independent of the Company and its management under the NYSE listing standards and the Company’s director independence standards. During the term of their service since our last annual meeting, Mr. Go and Mr. Sutton were independent of the Company and its management under the NYSE listing standards and the Company’s director independence standards. Mr. Richardson, our President and CEO, is the only current director who is not independent.
In addition, in compliance with the NYSE listing standards, we have an Audit Committee, a Compensation and Management Development Committee and a Nominating and Corporate Governance Committee that are each entirely composed of independent directors. Each of these committees has a written charter addressing the respective committee’s purpose and responsibilities and the annual evaluation of the performance of these committees.
The Company in the normal course of business has been a party to transactions with other entities (or their subsidiaries) where certain of our directors are themselves either directors or officers. When making the Board’s director independence determination, the Board was aware of, and considered, the relationships listed below. All of the business relationships noted below were entered into on standard pricing and terms and arose in the ordinary course of our business. The amounts involved in each relationship did not exceed, in any of the last three fiscal years the greater of $1,000,000 or 2% of the other entity’s consolidated gross revenues. As a result, each qualified under a categorical standard of independence that the Board previously approved and none of the relationships were

Celanese 2026 / Notice of Annual Meeting and Proxy Statement / 39

Governance
otherwise deemed to be a material relationship that impaired the director’s independence.

Director	Organization	Director’s Relationship to Organization	Type of Transaction, Relationship or Arrangement	Does the Amount Exceed the Greater of $1 million or 2% of either company’s Gross Revenues?
Bruce E. Chinn	Waste Management, Inc. and its subsidiaries and affiliates	Director	Business Relationship - Routine purchases from Waste Management	No
Edward G. Galante	Clean Harbors Inc. and its subsidiaries and affiliates	Director	Business Relationship - Routine purchases from Clean Harbors	No
	Marathon Petroleum Corporation	Director(1)	Business Relationship - Routine sales to Marathon	No
Timothy Go	HF Sinclair Corporation and its subsidiaries and affiliates	Chief Executive Officer	Business Relationship - Routine purchases from HF Sinclair	No
Kathryn M. Hill	Moody’s Corporation and its subsidiaries and affiliates	Director(2)	Business Relationship - Routine purchases from Moody’s	No
David F. Hoffmeister	Glaukos Corporation and its subsidiaries and affiliates	Director	Business Relationship - Routine sales to Glaukos	No
Dr. Jay V. Ihlenfeld			None	N/A
Deborah J. Kissire	Axalta Coating Systems Ltd. and its subsidiaries and affiliates	Director	Business Relationship - Routine sales to Axalta	No
Michael Koenig	Nobian Industrial Chemicals B.V. and its subsidiaries and affiliates	Chief Executive Officer	Business Relationship - Routine purchases from Nobian	No
	Symrise AG and its subsidiaries and affiliates	Director	Business Relationship - Routine sales to Symrise	No
Christopher Kuehn	Trane Technologies plc and its subsidiaries and affiliates	Executive Vice President and Chief Financial Officer	Business Relationship - Routine purchases from Trane	No
Ganesh Moorthy			None	N/A
Kim K.W. Rucker	HP Inc. and its subsidiaries and affiliates	Director	Business Relationship - Routine purchases from HP	No
	GE Vernova Inc. and its subsidiaries and affiliates	Director	Business Relationship - Routine sales to and purchases from GE Vernova	No
	Marathon Petroleum Corporation	Director	Business Relationship - Routine sales to Marathon	No
Scott M. Sutton			None	N/A
(1) Mr. Galante departed the board of Marathon Petroleum Corporation in April 2025.
(2) Ms. Hill departed the board of Moody’s Corporation in April 2025.
There are no family relationships among our directors or executive officers.

Celanese 2026 / Notice of Annual Meeting and Proxy Statement / 40

Governance
Certain Relationships and Related Person Transactions
The Board of Directors has adopted a written policy regarding related person transactions (the “Related Party Transaction Policy”). For purposes of SEC rules and such policy, an interested transaction is a transaction or relationship in which the aggregate amount involved exceeds or may reasonably be expected to exceed $120,000 since the beginning of the Company’s last fiscal year, the Company or any of its subsidiaries is a participant, and any related party has or will have a direct or indirect material interest in the transaction or relationship. A related party is any person who is or was during the last fiscal year an executive officer; director or nominee for election as a director; a greater than 5 percent beneficial owner of our Common Stock; or an immediate family member of any of these persons. Compensation paid to our named executive officers is not treated as an interested transaction under the Related Party Transaction Policy to the extent that it is disclosed as compensation in this Proxy Statement. In addition, a related party would not be deemed to have a “material interest” in a transaction simply due to such person’s position as a director of the other party in the transaction or, in the case of simply being an employee of the other party to the transaction, if the aggregate amount involved in the subject year does not exceed the greater of $1,000,000 or 2% of that party’s annual revenues.
The Audit Committee reviews the material facts of all interested transactions that meet the requirements discussed above and therefore require the Audit Committee’s approval and either approves or disapproves of the entry into the interested transaction. In determining whether to approve an interested transaction, the Audit Committee takes into account, among other factors it deems appropriate, whether the interested transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction. The Audit Committee may not approve any interested transaction if it determines the interested transaction to be inconsistent with the interests of the Company and the shareholders.
In addition, the Audit Committee has delegated to the chair of the Audit Committee the authority to approve any interested transaction with a related party (other than the chair or an immediate family member of the chair) in which the aggregate amount involved is expected to be less than $2,000,000. In connection with regularly scheduled meetings of the Audit Committee, the Company provides the Audit Committee for its review, a summary of each new interested transaction that was approved by the chair of the Audit Committee. No director may participate in any discussion or approval of an interested transaction for which he or she is a related party, except that the director is required to provide all material information concerning the interested transaction to the Audit Committee.
No interested transactions were approved or ratified or, to our knowledge, required to be approved or ratified, during 2025.

Celanese 2026 / Notice of Annual Meeting and Proxy Statement / 41

Stock Ownership Information
STOCK OWNERSHIP INFORMATION
Principal Shareholders and Beneficial Owners
The following table sets forth information with respect to the beneficial ownership of Common Stock by (i) each person known to the Company to beneficially own more than 5% of our Common Stock; (ii) each of the Company’s present directors, including those nominated for election at the Annual Meeting; (iii) the Company’s named executive officers; and (iv) all present directors and executive officers of the Company as a group. The number of shares beneficially owned is reported as of February 23, 2026 except as indicated otherwise in footnotes to the table, and the percentage of beneficial ownership set forth below is calculated in accordance with SEC Rules and is based on the number of shares of Common Stock outstanding and entitled to vote as of February 23, 2026, except to the extent indicated otherwise in the footnotes, which was 111,922,758.

	Amount and Nature of Beneficial Ownership of Common Stock
	Common Stock Beneficially Owned(1)		Rights to Acquire Shares of Common Stock(2)	Total Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned

Dodge & Cox(3)	15,391,416		—	15,391,416	13.75
BlackRock, Inc.(4)	12,529,017		—	12,529,017	11.19
The Vanguard Group, Inc.(5)	12,003,709		—	12,003,709	10.72
Directors(6)
Bruce E. Chinn	910		—	910	*
Edward G. Galante	17,287		—	17,287	*
Kathryn M. Hill	13,432		—	13,432	*
David F. Hoffmeister	51,384		—	51,384	*
Dr. Jay V. Ihlenfeld	12,474		—	12,474	*
Deborah J. Kissire	1,100		—	1,100	*
Michael Koenig	2,982		—	2,982	*
Christopher J. Kuehn	—		—	—	*
Ganesh Moorthy	5,639		—	5,639	*
Kim K.W. Rucker	56		—	56	*
Named Executive Officers(6)
Ashley B. Duffie	14,911	(8)	13,513	28,424	*
Chuck B. Kyrish	11,136		16,862	27,998	*
Mark C. Murray	17,848		20,132	37,980	*
Todd Elliott	25,366		7,116	32,482	*
Scott A. Richardson(7)	73,391	(8)	67,230	140,621	*
All present directors, nominees and executive officers as a group (16 persons)(9)	255,139		127,673	382,812	*
*Less than 1% of shares.

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Stock Ownership Information
(1)Includes shares for which the named person or entity has sole and/or shared voting and/or investment power. Does not include shares that may be acquired through the vesting of RSUs or other rights to acquire shares. To our knowledge, none of the Common Stock listed as beneficially owned by the current directors or executive officers are subject to hedges or have been pledged.
(2)Reflects rights to acquire shares of Common Stock within 60 days of February 23, 2026, and includes, as applicable, shares of Common Stock issuable upon (i) the exercise of options, granted under the 2018 GIP, that have vested or will vest within 60 days of February 23, 2026, and (ii) the vesting of RSUs granted under the 2018 GIP within 60 days of February 23, 2026. Does not include units in a stock denominated deferred compensation plan with investments settled in shares of Common Stock as follows: Mr. Galante – 6,803 equivalent shares, Ms. Hill – 1,141 equivalent shares, Dr. Ihlenfeld – 10,235 equivalent shares, Ms. Kissire – 5,921 equivalent shares, and Ms. Rucker – 9,514 equivalent shares.
(3)On May 14, 2025, Dodge & Cox filed Amendment No. 17 to Schedule 13G with the SEC reporting beneficial ownership of 15,391,416 shares of Common Stock as of March 31, 2025, with sole voting power over 14,557,391 shares and sole dispositive power over 15,391,416 shares. The address of Dodge & Cox is 555 California Street, 40th Floor, San Francisco, CA 94104.
(4)On April 3, 2025, BlackRock, Inc. (“BlackRock”) filed Amendment No. 2 to Schedule 13G with the SEC reporting beneficial ownership of 12,529,017 shares of Common Stock as of March 31, 2025, with sole voting power over 12,255,402 shares and sole dispositive power over 12,529,017 shares. The address of BlackRock is 50 Hudson Yards, New York, NY 10001.
(5)On April 30, 2025, The Vanguard Group, Inc. (“Vanguard Group”) filed Amendment No. 11 to Schedule 13G with the SEC reporting beneficial ownership of 12,003,709 shares of Common Stock as of March 31, 2025, with shared voting power over 69,874 shares, sole dispositive power over 11,816,604 shares and shared dispositive power over 186,105 shares. The address of Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
(6)Listed alphabetically. To our knowledge and subject to applicable community property rules, each person has sole investment and voting power with respect to the Common Stock beneficially owned by such person.
(7)Mr. Richardson presently serves as a director and his ownership information is set forth under “Named Executive Officers.”
(8)Includes beneficial ownership of Common Stock by Mr. Richardson of 595 and Ms. Duffie of 641 equivalent shares in the Celanese Stock Fund under the CARSP as of February 23, 2026. The individual has the ability to direct the voting of the Common Stock underlying these equivalent shares and the ability to change their investment options at any time.
(9)Does not include an estimated 238,789 PRSUs (at target) held as of February 23, 2026 by our named executive officers and other executive officers, which are subject to future performance and vesting conditions and therefore does not represent rights to acquire shares of Common Stock within 60 days of February 23, 2026.

Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, officers (as defined) and persons who own more than ten percent of our Common Stock, to file with the SEC reports of their ownership and changes in their ownership of Common Stock. Based solely on a review of such filed reports or written representations from our directors and officers that all reportable transactions were reported, the Company believes, to the best of its knowledge, that for the year ended December 31, 2025, all Section 16 filing requirements applicable to its directors, officers and greater than ten-percent shareholders were complied with, except that a single transaction for director Hill reflecting the conversion of deferred equity compensation from phantom stock to common stock (but no transaction changing ownership) was filed late.

Celanese 2026 / Notice of Annual Meeting and Proxy Statement / 43

Stock Ownership Information
Securities Authorized for Issuance Under Equity Compensation Plans
The following information is provided as of December 31, 2025 with respect to equity compensation plans:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders	1,739,904	(1)	$95.32	(2)	14,530,263	(3)
Equity compensation plans not approved by security holders	—		$—		—
Total	1,739,904		$95.32		14,530,263
(1)Includes 717,269 stock options and 986,097 restricted stock units ("RSUs") granted under the 2018 GIP, including shares that may be issued pursuant to outstanding performance-based RSUs, assuming target performance; actual shares issued may vary, depending on actual performance. If the performance-based RSUs included in this total vest at the maximum performance level (as opposed to target potential performance), the aggregate RSUs outstanding would be 1,585,216. Also includes 36,538 share equivalents attributable to RSUs deferred by non-management directors under the Company's 2008 Deferred Compensation Plan (and dividends applied to previous deferrals) and distributable in the form of shares of Common Stock under the 2018 GIP. Upon vesting, a share of the Company's Common Stock is issued for each RSU.
(2)Reflects the weighted-average exercise price of stock options granted under the 2018 GIP that were outstanding as of December 31, 2025. RSUs included in column (a) are not reflected in this amount because they do not have an exercise price.
(3)Includes shares available for future issuance under the 2018 GIP and the Celanese Corporation 2009 Employee Stock Purchase Plan approved by shareholders on April 23, 2009 (the "ESPP"). As of December 31, 2025, an aggregate of 1,374,553 shares were available for future issuance under the 2018 GIP and 13,192,248 shares of our Common Stock were available for future issuance under the ESPP. As of December 31, 2025, 807,752 shares have been issued under the ESPP.

Celanese 2026 / Notice of Annual Meeting and Proxy Statement / 44

Audit Matters
AUDIT MATTERS
Audit Committee Report
As of the date indicated below, the Audit Committee is composed of five independent directors, each of whom satisfies the independence requirement of Rule 10A-3 under the Securities Exchange Act of 1934, as amended. The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the external reporting process and the Company’s internal controls. The Audit Committee serves as the primary communication link among the Board, the independent public accounting firm, and our internal auditors.
Company management is responsible for the financial statements and the reporting process, including the system of disclosure controls and procedures and the internal control over financial reporting. The independent registered public accounting firm, KPMG LLP, is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States and on the effectiveness of the Company’s internal control over financial reporting.
The Audit Committee reviewed and discussed with the Company’s management and KPMG LLP the audited financial statements for the Company for the year ended December 31, 2025. The Audit Committee also met with KPMG LLP and the internal auditors, with and without management present, to discuss the results of the auditors’ examinations, their evaluation of our internal control, and the overall quality of our financial reporting. The Audit Committee also discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the Audit Committee reviewed and discussed with KPMG LLP its independence from the Company and management, including the matters in the written disclosures received by the Audit Committee and required by PCAOB rules.
The Audit Committee discussed with KPMG LLP and the internal auditors the overall scope and plans for their respective audits. The Audit Committee reviewed and discussed the fees billed to the Company by KPMG LLP for audit, audit-related, tax and other services provided during fiscal 2025, which are set forth under “Item 2: Ratification of Independent Registered Public Accounting Firm”, and determined that the provision of non-audit services is compatible with KPMG LLP’s independence. Based on the Audit Committee’s reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the Company be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the SEC.
The Audit Committee evaluates the performance of the independent registered public accounting firm each year and determines whether to re-engage the current firm or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the registered public accounting firm, along with their capabilities, technical expertise, and knowledge of our operations and industry. Based on these evaluations, the Audit Committee decided to engage KPMG LLP as our independent registered public accounting firm for fiscal 2026. Although the Audit Committee has the sole authority to appoint the independent registered public accounting firm, the Audit Committee has continued its long-standing practice of recommending that the Board ask our shareholders to ratify the appointment of the registered public accounting firm at our annual meeting of shareholders. This report was submitted by the members of the Audit Committee as of the date indicated below.

Dated: February 11, 2026	Deborah J. Kissire, Chair
(The Audit Committee report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other filing under the Securities Act of 1933, or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the Audit Committee report by reference therein.)

Bruce E. Chinn
David F. Hoffmeister
Jay V. Ihlenfeld
Christopher Kuehn

Celanese 2026 / Notice of Annual Meeting and Proxy Statement / 45

Audit Matters
ITEM 2: Ratification of Selection of Independent Registered Public Accounting Firm
The Audit Committee of the Board of Directors has selected KPMG LLP to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2026. Since 2004, KPMG LLP has served as our independent registered public accounting firm and also provided other audit-related and non-audit services that were approved by the Audit Committee.
Representatives of KPMG LLP will virtually attend the Annual Meeting, will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions from shareholders.
We are asking our shareholders to ratify the selection of KPMG LLP as our independent registered public accounting firm. Although ratification is not required by our by-laws or otherwise, the Board is submitting the Audit Committee’s selection of KPMG LLP to our shareholders for ratification as a matter of good corporate practice. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders. If the appointment of KPMG LLP is not ratified, the Audit Committee will evaluate the basis for the shareholders’ vote when determining whether to continue the firm’s engagement.
Audit and Related Fees
Aggregate fees billed to the Company by KPMG LLP and its affiliates were as follows:

	Year Ended December 31,
	2025	2024
Audit Fees(1)	$13,164,669	$12,866,884
Audit-related Fees(2)	$126,210	$—
Tax Fees(3)	$2,687,955	$2,076,000
All Other Fees(4)	$—	$—
Total Fees	$15,978,834	$14,942,884
(1)For professional services rendered for the audits of annual consolidated financial statements of the Company (including the audit of internal control over financial reporting), statutory audits in non-U.S. jurisdictions, the review of the Company’s quarterly consolidated financial statements and review of SEC filings.
(2)Primarily for professional services rendered in connection with consultation on financial accounting and reporting standards and employee benefit plan audits.
(3)Primarily for professional services related to technical assistance, the preparation of tax returns in non-U.S. jurisdictions and assistance with tax audits and appeals.
(4)For other permitted professional advisory services.

Celanese 2026 / Notice of Annual Meeting and Proxy Statement / 46

Audit Matters
Audit Committee Pre-Approval Policy
The Audit Committee is responsible for appointing, retaining and pre-approving the fees of the Company’s independent registered public accounting firm. The Audit Committee has adopted a Policy for Pre-Approval of Independent Auditor Services (“Pre-Approval Policy”) pursuant to which proposed services may be pre-approved through the application of detailed policies and procedures (“general pre-approval”) or by specific review of each service (“specific pre-approval”). The Audit Committee has provided general pre-approval for certain specific types of non-prohibited audit, audit-related and tax services that do not exceed $200,000 per project and $1,000,000 per year in the aggregate and gives detailed guidance to management as to the specific services that are eligible for general pre-approval. The Audit Committee is to be informed on a timely basis of any services performed by the independent registered public accounting firm pursuant to general pre-approval. Unless a type of service is included in this general pre-approval, it will require specific pre-approval. The annual audit services engagement terms and fees must be specifically pre-approved by the Audit Committee. Requests to provide services that require specific pre-approval must be submitted to the Audit Committee by both the independent registered public accounting firm and the chief financial officer or corporate controller, and must include detailed back-up documentation and a joint statement as to whether the request or application is consistent with the SEC’s rule on auditor independence.
The Audit Committee may delegate its pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
All services performed by our independent registered public accounting firm in 2025 were pre-approved by the Audit Committee or otherwise under the Pre-Approval Policy.
Vote Required
Although ratification is not required in our by-laws or otherwise, approval of this proposal requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote.
Recommendation of the Board
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE
“FOR” THE RATIFICATION OF KPMG LLP AS OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR 2026

Celanese 2026 / Notice of Annual Meeting and Proxy Statement / 47

Executive Compensation
EXECUTIVE COMPENSATION
Non-GAAP Financial Measures
This Proxy Statement, including the Compensation Discussion and Analysis, contains financial measures presented on a non-GAAP basis. Celanese’s non-GAAP financial measures used in this document are as follows: [1] Adjusted earnings per share (or Adjusted EPS), which we define as earnings (loss) from continuing operations attributable to Celanese Corporation, adjusted for income tax (provision) benefit, Certain Items, and refinancing and related expenses, divided by the number of basic common shares and dilutive restricted stock units and stock options calculated using the treasury method; [2] Free cash flow, which we define as net cash provided by (used in) operations, less capital expenditures on property, plant and equipment, and adjusted for contributions from or distributions to our noncontrolling interest joint ventures; [3] Adjusted EBIT, which we define as net earnings (loss) attributable to Celanese Corporation, plus (earnings) loss from discontinued operations, less interest income, plus interest expense, plus refinancing expense and taxes, and further adjusted for Certain Items; [4] Operating EBITDA, which we define as Adjusted EBIT plus depreciation and amortization; and [5] Return on capital employed, which we define as Adjusted EBIT divided by capital employed, which is the beginning and end-of-year average of the sum of property, plant and equipment, net; trade working capital (calculated as trade receivables, net plus inventories less trade payables – third party and affiliates); goodwill; intangible assets, and investments in affiliates, adjusted to eliminate noncontrolling interests, and certain items as determined by the Company. See “Exhibit A” to this Proxy Statement for additional information concerning these performance measures and a reconciliation of these measures to earnings (loss) from continuing operations attributable to Celanese Corporation per common share-diluted, net cash provided by (used in) operations, net earnings (loss) attributable to Celanese Corporation, and net earnings (loss) attributable to Celanese Corporation divided by the sum of the average of beginning and end of the year short- and long-term debt and Celanese Corporation shareholders’ equity, the most comparable U.S. GAAP financial measures, respectively. Certain prior period amounts have been revised to correct for certain prior period immaterial errors. For more information, see our Annual Report on Form 10-K for the year ended December 31, 2025.

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Executive Compensation
ITEM 3: Advisory Approval of Executive Compensation
The Company’s compensation program for our named executive officers (“NEOs”) was designed by our compensation and management development committee (the “CMDC”) to meet our compensation philosophy and objectives, including maintaining a pay for performance culture. The principles of the program have contributed to our strong performance. See “CD&A Highlights” for a summary of our compensation structure, 2025 performance, pay decisions and approach to compensation oversight.

This “say-on-pay” proposal gives shareholders the opportunity annually to cast a vote on our executive compensation program based on the following resolution:
“Resolved, that the shareholders approve, on an advisory basis, the compensation of our NEOs, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and related narrative disclosure, contained in this Proxy Statement.”
The Board of Directors recommends that shareholders endorse the compensation program for our NEOs by voting FOR the above resolution. Our compensation program is the result of a carefully considered approach and takes into account input provided by shareholders and advice received from the CMDC’s independent compensation consultant. We believe that executive compensation for 2025 was supported by our performance. After considering the results of our 2023 advisory resolution on the frequency of say-on-pay votes, the Board of Directors currently expects to maintain its policy of holding annual advisory votes to approve our executive compensation. Provided that the Board of Directors does not modify this policy, the Company’s next say-on-pay proposal after the 2026 Annual Meeting will be presented at the 2027 Annual Meeting of Shareholders.
Advisory Vote
This vote is mandated by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and SEC regulations. As an advisory vote, this proposal is not binding upon the Company. In addition, the non-binding advisory vote described in this proposal will not be construed as overruling any decision by the Company, the Board of Directors, or the CMDC, relating to the compensation of the NEOs, or creating or changing any fiduciary duties or other duties on the part of the Board of Directors, or any committee of the Board of Directors, or the Company.
Vote Required
Approval of this proposal requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote.
Recommendation of the Board
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
VOTE “FOR” THE APPROVAL OF OUR EXECUTIVE COMPENSATION PROGRAM

Celanese 2026 / Notice of Annual Meeting and Proxy Statement / 49

Executive Compensation
Compensation Discussion and Analysis
Our Compensation Discussion and Analysis describes the objectives and elements of our executive compensation program, its alignment with performance and our 2025 compensation decisions regarding our NEOs.
CD&A Highlights

NEO Compensation Structure at a Glance
Our NEO Compensation Program contains the following key elements:
ü	Competitive base salaries to recruit and retain top executive talent;
ü	Annual cash incentive opportunities based on near-term financial and stewardship goals;
ü	Long-term equity incentive plans that are primarily performance-based to reward achievement against long-term financial and strategic goals designed to create long-term shareholder value; and
ü	Market-competitive benefit programs with limited perquisites.

Key 2025 Compensation Decisions	Key Pay and Governance Practices
•The CMDC refreshed the annual incentive structure for 2025, (i) continuing to use operating EBITDA(1) as the primary financial metric while (ii) increasing the weight of free cash flow(1) to further focus management on cash generation, deleveraging and earnings growth by (iii) rebalancing the weighting of operating EBITDA(1) and free cash flow(1) to align with our current focus on cash generation and removing product quality as one of our stewardship metrics due to consistently achieving high quality performance.
•The CMDC maintained the use of stock options and PRSUs to promote strong alignment between executive payouts and shareholder value creation, as stock options only have value if the stock price appreciates from the date of grant and PRSUs only have value if the company achieves multi-year financial goals.
•The CMDC determined to maintain NEO salaries for the year 2025 (Mr. Richardson’s and Mr. Elliott’s salaries were set in connection with their respective appointments).
•The CMDC revised the potential payout for PRSUs to enhance employee motivation and reward excellent financial performance. If the Company achieves relative TSR performance in the top decile for the performance period, the maximum payout would increase from 200% to 240%.
•The CMDC revised our Executive Severance Benefits Plan (renamed the Designated Roles Member Severance Benefits Plan), effective as of January 1, 2025, to reduce the severance benefit thereunder from 150% to 100% of base salary and target bonus for executive officers (from 200% to 150% in the case of the CEO).

Practices designed to align pay with performance for shareholders and to mitigate risk include:
üChallenging performance targets tied to metrics that are consistent with our strategy and long-term shareholder value creation
üUse of absolute caps (annual incentive plan and PRSUs) and adjustments based on relative TSR performance (PRSUs), to further align management pay with shareholder outcomes
üRobust clawback policies that go beyond SEC and NYSE requirements and apply to time-based awards
üAnnual risk assessment of our compensation policies and practices
üMarket-aligned stock ownership guidelines for NEOs
üIndependent compensation consultant reporting to the CMDC

(1) Operating EBITDA and free cash flow are non-U.S. GAAP financial measures. See “Exhibit A” for information concerning these measures including a definition and reconciliation to the most comparable U.S. GAAP financial measure.

~99%	of shareholder votes cast supported our say-on-pay vote at our 2025 Annual Meeting.

Celanese 2026 / Notice of Annual Meeting and Proxy Statement / 50

Executive Compensation
Named Executive Officers
Our NEOs for 2025 are:

Named Executive Officer	Title
Scott A. Richardson	Chief Executive Officer and President
Chuck B. Kyrish	Senior Vice President and Chief Financial Officer
Mark C. Murray	Senior Vice President, Acetyls
Todd L. Elliott(1)	Senior Vice President, Engineered Materials
Ashley B. Duffie	Senior Vice President, General Counsel and Corporate Secretary
(1) Mr. Elliott assumed the role of Senior Vice President, Engineered Materials, effective as of February 3, 2025.

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Executive Compensation
We Follow Compensation Governance Best Practices
The CMDC and management periodically review the compensation and benefit programs for our NEOs and have adopted a number of practices to enhance our programs:

What We Do

ü	Pay for performance, including using a high percentage of performance-based restricted stock units to ensure a significant portion of NEO compensation is performance-based and to align management’s interests with shareholders
ü	Reference a market peer group, evaluated annually to ensure it remains appropriate, when establishing compensation
ü	Maintain robust anti-hedging and anti-pledging policies
ü	Conduct an annual ”say-on-pay” advisory vote
ü	Engage regularly with our shareholders to receive feedback on business, governance and compensation matters
ü	Balance short- and long-term incentives, aligning long-term incentives with future performance and shareholder returns
ü	Include caps on individual payouts under incentive plans
ü	Maintain clawback policies that go beyond the requirements of SEC Rule 10D-1 and the associated NYSE listing standards, which can be triggered by a financial restatement, breach of our business conduct policy or certain restrictive covenants, among other matters, and which cover annual bonus and all long-term incentive awards
ü	Maintain market-aligned stock ownership guidelines requiring our CEO to hold shares valued at 6x base salary (4x for other NEOs)
ü	Apply double-trigger vesting in the event of a change in control under our long-term equity awards (i.e., participant must have a qualifying termination after the change in control event to receive benefits)
ü	Retain an independent executive compensation consultant reporting directly to the CMDC
ü	Include 100% independent directors on our CMDC
ü	Annually assess executive compensation consultant and advisors for independence and performance

What We Don’t Do

X	No change in control excise tax ”gross-up” agreements
X	No excessive perquisites
X	No tax ”gross-ups” for perquisites, except for relocation and expatriate benefits
X	No employment agreements or multi-year compensation guarantees
X	No stock option repricing, reloads or exchanges without shareholder approval
X	No dividend equivalents paid on unvested equity awards
X	No excessive risk-taking in our compensation programs

In addition to maintaining good corporate governance, we have designed our annual incentive plan and long-term incentive plan to be aligned with best practices that mitigate against excessive risk. See “Compensation Risk Assessment.”

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Executive Compensation
Human Capital Development
We seek to foster an engaged, results-driven culture that supports our people and attracts top global talent through professional development and a balanced work environment. We emphasize health, safety and stewardship, empowering our workforce to follow our protocols.
We are proud to have received and, in some cases continued to receive, key external recognition for our culture and our quality as an employer of choice.

2025 External Recognition
Named one of the Best Employers in the Chemicals Sector as part of “2025 Best Companies to Work For” by U.S. News and World Report
Named 2025 Large Enterprise Manufacturer of the Year by the Manufacturing Leadership Council (MLC)
Received a score of 100 on the Human Rights Campaign 2025 Corporate Equality Index

Our CMDC and the full Board of Directors have a structured approach to regularly review and oversee the following key talent and human capital matters in addition to executive compensation.

Key Areas of CMDC Oversight		Additional Areas of Oversight by the Full Board
ü	Recruitment and retention initiatives	ü	CEO succession planning and support of the CMDC’s performance review for the CEO
ü	Human capital metrics, including workforce composition and skills	ü	Review of the CMDC’s work on other senior leadership succession planning
ü	Succession planning, including senior leadership
ü	Workplace culture and talent strategy, and their support of business goals
ü	Health and wellness and other workforce wellbeing matters

Our Human Capital Scorecard: A Key Tool Supporting CMDC Oversight
The CMDC uses an internally-developed Human Capital Scorecard to gain insight into our performance against key workforce metrics. The data within the Human Capital Scorecard identifies trends across role categories, geographies, hiring, promotion, attrition and other areas. Through this identification of internal trends, and the review of peer data for external benchmarking where appropriate, management and the CMDC are able to more effectively identify successes and opportunity areas to inform oversight efforts as well as to understand longer-term trends.

One Celanese. We are proud of our long-term, ongoing work to foster an engaged and inclusive environment that allows our employees to bring their fully authentic selves to work. When all employees feel accepted and included, we believe that we will grow stronger and deliver on our mission of improving everyday life through the power of chemistry.
Talent Development. At Celanese, we are committed to fostering an engaging workplace by establishing clear accountabilities, celebrating wins, and gathering valuable feedback through intentional listening sessions. We believe in empowering employees to dedicate time to sharpening skills needed for their current roles and interests as well as exploring new topics. Workshops, eLearnings, and self-directed training options are readily available to employees based on their roles and interests.

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Executive Compensation

Health, Safety and Environmental Stewardship. We believe in continuous improvement of our safety environment by building competency in our people and having a comprehensive management system built from recognized safety practices around the globe. Through deliberate actions, we have improved our employee safety, process safety and environmental incident metrics in recent years.
We have reflected our commitment to these stewardship goals through our long-standing practice of including them as part of our annual incentive and manufacturing site incentive programs, which currently have approximately 4,400 bonus-eligible participants. For more information on the annual incentive plan, please see “Annual Incentive Plan Awards.”
For more information on certain human capital metrics, please see “Human Capital Resources” in our most recent Annual Report on Form 10-K filed with the SEC.
Compensation Philosophy and Elements of Pay
Compensation Philosophy
Our focus is on delivering continued earnings growth, return on capital, and superior long-term value creation for our shareholders. To that end, we have adopted a pay-for-performance compensation program that rewards executives for superior company and individual performance through annual- and long-term incentives, and aligns management’s interests with those of shareholders. At the same time, these programs are intended to be competitive with our peer companies to allow us to attract and retain highly qualified talent. Our CMDC has designed our executive compensation program based on principles that reflect these objectives, and we believe these principles have contributed to a pay and performance culture that helps our Company create long-term value.
Compensation Objectives
The objectives of our compensation program are to provide pay that is competitive, performance-based, aligned with the interests of our shareholders, and focused on attracting, rewarding and retaining talent as described below:
•Competitive – pay should be set at a level that recognizes the knowledge, skills, experience and attributes of our executives and is competitive with our peers against whom we compete for executive talent;
•Performance-Based – pay should reward individual and Company performance when short- and long-term goals are met or exceeded and when, over time, Company performance compares favorably to competitors and peers, and likewise, should provide for lower payouts when such targets and objectives are not met;
•Aligned with Shareholder Outcomes – plans should encourage long-term increases in shareholder value; and
•Focused on Talent – pay should be designed to attract, motivate and retain talented leaders.

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Executive Compensation
Elements of Compensation
The table below summarizes the 2025 elements of our compensation program for NEOs and how each element supports our pay-for-performance philosophy:

Compensation Element	Description	Alignment with Principle of Pay-for-Performance	Page
Short-Term Annual Cash Compensation
Base Salary	Set in consideration of individual performance and contributions based on primary duties and responsibilities	Competitive compensation element required to recruit and retain top executive talent; pay for primary duties and responsibilities	57
Annual Incentive Plan (Bonus)	Performance-based, cash incentive opportunity earned based on:	Rewards performance against annual financial and stewardship goals	58
	■ Operating EBITDA and free cash flow
	■ Stewardship metrics (injuries, process safety and environmental releases)
Long-Term Incentive Awards (Equity)
Performance- based RSUs	Performance-based, long-term equity incentive plan: earned based on company performance and stock price	Rewards performance against long-term financial goals that are tied to corporate strategy and relative TSR performance	63

■ Adjusted EPS and Return on Capital Employed (ROCE) over a three-year performance period, with a potential payout modifier based on TSR performance relative to companies in the Dow Jones US Chemical Index

Stock Options	Long-term equity incentive that requires stock price appreciation to recognize value	Granted annually as part of the long-term incentive plan to promote strong alignment between realized executive pay and shareholder value creation	63
Employee Benefits
Retirement Plans	Retirement Savings Plan	Competitive compensation elements required to recruit and retain top executive talent	66
	Supplemental Retirement Savings Plan		78
	Retirement Pension Plan (frozen as of the end of 2013)		78
Severance Arrangements	Designated Roles Member Severance Benefits Plan		80
	Change in Control Agreements		80
Deferral of Compensation	Deferred Compensation Plan		79

Setting Total Compensation

The CMDC establishes overall target total compensation for each NEO and then allocates that compensation among base salary, annual incentive and long-term incentive opportunities. While no specific formula is used to determine the allocation between cash and equity-based compensation, when allocating these compensation elements the CMDC emphasizes a performance-based compensation mix. The CMDC strongly believes that the CEO’s compensation should be heavily weighted towards variable and long-term incentive awards to align compensation with shareholder interests. The target pay mix for our CEO for 2025 is highlighted to the right, with approximately 89% performance-based or “at risk.”

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Executive Compensation
Target Level of Compensation
To establish the appropriate target level of compensation for the CEO and each other NEO, each compensation element is reviewed by the CMDC relative to market data for the role within our compensation peer group.
The CMDC’s philosophy is to use the median of our compensation peer group as a guideline for establishing target total direct compensation (base salary plus target annual incentive plan award plus the grant date value of long-term incentive awards). Individual position considerations such as experience level, scope of role, personal impact on Company results, individual performance and relative compensation amounts across executives also impact how compensation is calibrated relative to market norms. The CMDC also considers general industry compensation survey data presented by its independent compensation consultant, since the talent market for many of our executives is broader than the companies in our compensation peer group.
Although the CMDC strives to set target compensation at levels that are competitive with our compensation peer group, it does not rigidly adhere to any particular market reference point in determining executive compensation.
Use of Peer Groups
Compensation Peer Group. Each year, the CMDC’s independent compensation consultant provides an analysis of compensation data and practices from a select group of peer companies in the chemical industry. The CMDC, with the assistance of its independent consultant, identifies the companies to be included in the compensation peer group.

What we look for in our compensation peer group		How we use the compensation peer group

ü	Comparable market capitalization	ü	As an input in developing base salary ranges, annual incentive targets and long-term incentive award ranges
ü	Comparable total revenues
ü	Presence of major global operations	ü	To assess competitiveness of total direct compensation
ü	Similar business complexity	ü	To benchmark annual incentive bonus and long-term incentive plan designs as well as the form and mix of equity and cash retainer for non-employee directors
ü	Participants in the chemical industry
		ü	To evaluate share utilization (overhang levels and run rate)
		ü	To benchmark share ownership guidelines
		ü	As an input in designing compensation and benefit plans

Our CMDC reviews the compensation peer group annually in consultation with its independent compensation consultant to assess whether the individual companies in the group continue to be appropriate and that the group as a whole is appropriate. The CMDC reviewed the comparator group during 2025 and determined to maintain the same group of peers as used in 2024.
The compensation peer group used by the CMDC in setting target pay for 2025 was as follows:

Compensation Peer Group
Air Products and Chemicals, Inc.	LyondellBasell Industries NV
CF Industries Holdings, Inc.	Olin Corporation
Corteva, Inc.	PPG Industries, Inc.
DuPont de Nemours, Inc.	RPM International Inc.
Eastman Chemical Company	The Chemours Company
Ecolab Inc.	The Mosaic Company
Huntsman Corporation	The Sherwin-Williams Company
International Flavors & Fragrances Inc.	Westlake Corporation
Linde plc

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Executive Compensation
Relative Stock Performance Peer Group. The companies used to determine relative total shareholder return (relative TSR) for purposes of determining 2025-2027 PRSU payouts consist of the companies in the Dow Jones US Chemical Industry Index as of December 31, 2024. The CMDC believes the companies in this index are representative of companies that face similar operational, demand, competitive and macroeconomic environments as we do and therefore represent an effective group for comparison of our relative TSR results. These companies are listed below:

Air Products and Chemicals, Inc.	Ginkgo Bioworks Holdings, Inc.
Albemarle Corporation	Huntsman Corporation
Ashland Inc.	International Flavors & Fragrances Inc.
Axalta Coating Systems Ltd.	Linde plc
Celanese Corporation	LyondellBasell Industries N.V.
CF Industries Holdings, Inc.	NewMarket Corporation
Corteva, Inc.	Olin Corporation
Dow Inc.	PPG Industries, Inc.
DuPont de Nemours, Inc.	RPM International Inc.
Eastman Chemical Company	The Chemours Company
Ecolab Inc.	The Mosaic Company
Element Solutions Inc	The Scotts Miracle-Gro Company
FMC Corporation	Westlake Chemical Corp

(Companies in bold text are also in the 2025 compensation peer group)
Compensation Decisions
Base Salary
The CMDC reviews and approves annually the base salaries for each of the NEOs. The CMDC also approves any increases to the base salaries of any officers at the time of any promotion or other role change. In setting base salaries, the CMDC considers a number of factors, including (i) the scope, complexity, and financial or business impact of the executive’s position, (ii) the executive’s level of expertise, experience (including time in the specific role) and individual performance, (iii) internal pay equity among the executive team, and (iv) how the executive’s base salary compares to the base salary of similarly situated executives at companies in our compensation peer group or in compensation surveys we review. As a result of these factors, base salaries may be set higher or lower than the median level of similarly situated executives at companies in our compensation peer group, when appropriate.
The Company’s pay philosophy is that, in general, the pay for individuals new to a role should work toward the desired competitive pay positioning over time as they gain experience in the role. In most cases, the individual’s pay is expected to reach the desired competitive positioning within one to three years after taking the role. Similarly, an individual with significant experience and demonstrated success in the role or a similar role might have pay positioned above the market median.
Based on the existing business and macroeconomic conditions, the CMDC determined in February 2025 to maintain the base salaries for the NEOs, other than Mr. Richardson, who was appointed as CEO effective January 1, 2025, and received a base salary of $1,150,000 in connection with his promotion, and Mr. Elliott, whose base salary was set at $675,000 in connection with his re-employment. Base salaries as of December 31, 2025 are set forth in the table below.

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Executive Compensation

Named Executive Officer	Base Salary as of December 31, 2025	Base Salary as of December 31, 2024
Scott A. Richardson	$1,150,000	$800,000
Chuck B. Kyrish	$700,000	$700,000
Mark C. Murray	$570,000	$570,000
Todd L. Elliott*	$675,000	N/A
Ashley B. Duffie	$620,000	$620,000

*Mr. Elliott was not employed by the Company as of December 31, 2024 and was appointed as Senior Vice President, Engineered Materials, effective as of February 3, 2025.
Overall Incentive Plan Design
Fundamentally, the CMDC believes that long-term shareholder value is created by a focus on annual earnings growth in the business, conversion of earnings into cash flow, effective capital deployment and a high level of stewardship performance. To that end, the CMDC carefully designs incentive compensation plans for NEOs to drive and reward near-term actions and long-term strategies with these objectives in mind.

Annual Incentive Plan (Performance measured over 1-year period)			Long-Term Incentive Plan (Performance measured over 3-year period)

Operating EBITDA	Free Cash Flow	Stewardship	Adjusted EPS	ROCE	Relative TSR
Daily Execution of Business Objectives	Long-Term Financial Health	Manufacturing Excellence	Deploying Excess Cash Effectively	Efficient Investment of Cash Flow	Alignment with Shareholder Outcomes

Focus on Cash Generation	Expense Control	Sustainable Business Practices	Capital Structure Optimization	Capital Expenditures	Out-Performing Industry Peers

Leverage Ratio	Pay Down Debt	People Safety	Tax Efficiency	Long-Term M&A and Investment Decisions

Emissions

Annual Incentive Plan Awards
Plan Summary
The CMDC approves a target annual incentive plan award, expressed as a percentage of salary, for each NEO based in part on market data for his or her position and level within the organization. The 2025 target bonus percentages for each NEO, in their current roles, are shown below. For 2025, the actual annual incentive plan payouts could range from 0% – 200% of the target award based on our achievement of financial and stewardship performance targets and the achievement by the NEO of individual personal objectives established at the beginning of the year. See "2025 Business Performance Summary” below for the performance measures established for 2025 and the results against them.
Individual performance modifier for NEOs other than the CEO. The CMDC believes that individual performance modifiers are valuable compensation components that can reward qualitative performance and value creation

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Executive Compensation
within each NEO’s area of responsibility or, alternatively, reduce payouts for individual performance that does not meet performance expectations. Our CEO recommends to the CMDC an individual performance modifier for each other NEO after the end of the fiscal year based on the CEO’s assessment of each such NEO’s performance against his or her individual objectives.
The individual performance modifier does not apply to the annual incentive plan award granted to our CEO. The CMDC believes that the CEO holds ultimate accountability for the performance of the organization as a whole, and therefore the CEO’s annual incentive plan payout is based solely on the Company’s performance against the quantitative performance objectives set forth by the CMDC, which are described in detail below under "2025 Business Performance Summary.”
Payout Formula. The formula for determining annual bonus payouts is as follows:

TARGET BONUS				BUSINESS RESULTS		INDIVIDUAL RESULTS		ANNUAL BONUS

Eligible Earnings	X	Target Bonus %	X	Business Performance Modifier [0-200%]	X	Individual Performance Modifier [0-150%]	=	Annual Performance Bonus Award [0-200%]
						(Does not apply to CEO)		(capped at 200% aggregate payout)

Eligible earnings is defined as the actual amount of base pay that is earned for the year, including the effect of any base salary adjustments made part-way through the year. The annual incentive plan award is paid in February or March of the year following the end of the performance period.
Target Annual Award Amounts. The 2025 target annual incentive plan award for each of the NEOs is set forth in the following table. In February 2025, the CMDC determined to maintain the then-current target annual incentive plan bonus amount for all NEOs except with regard to Messrs. Richardson and Elliott. Mr. Richardson was appointed as CEO effective January 1, 2025 and his 2025 target annual incentive plan bonus amount was increased from 100% to 125% of eligible earnings in connection with his promotion. Mr. Elliott was appointed as Senior Vice President, Engineered Materials, effective February 3, 2025 and his 2025 target annual incentive plan bonus amount was set in connection with his hire.

Named Executive Officer	Target Annual Incentive Plan Bonus (% of Eligible Earnings)
Scott A. Richardson	125%
Chuck B. Kyrish	90%
Mark C. Murray	75%
Todd L. Elliott	80%
Ashley B. Duffie	80%
2025 Company Performance Goals and Objectives
The 2025 annual incentive plan metrics were set in the first quarter of 2025 as operating EBITDA1, free cash flow1, and stewardship goals relating to occupational and process safety and the environment. Within each of these performance metrics, three incremental performance levels are established: threshold, target and superior. Target goals require a high level of performance during the one-year performance period to be achieved. Threshold and superior levels are designed to provide a smaller award, or potentially no award, for lower levels of performance (threshold) as well as to reward exceptional levels of performance with higher payouts (superior).
1 Operating EBITDA and free cash flow are non-U.S. GAAP financial measures. See “Exhibit A” for information concerning these measures including a definition and reconciliation to the most comparable U.S. GAAP financial measure.

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The structure of the 2025 annual incentive plan was refreshed to adjust the relative weight of each of the metrics but remained substantially similar to the structure used in recent years, as the CMDC continues to believe that the structure and metrics appropriately motivate and reward achievement of key short-term objectives that drive company performance and shareholder value.
The CMDC recognized the importance of cash generation for 2025 and its corresponding impact on debt paydown and deleveraging and increased the weighting of the free cash flow metric from 20% to 40% of annual incentive plan performance. The CMDC made corresponding reductions in (i) the operating EBITDA portion of the plan from 60% to 45% and (ii) the stewardship portion from 20% to 15%, while (iii) removing the 5% Quality portion. In previous years, Quality, as measured by the actual number of high-severity incidents using our internal quality notification definitions, has been one of our stewardship metrics. Including this metric in prior years has resulted in significant improvements such that, in recent years, we have consistently outperformed our rigorous superior level target. Because such significant improvements in Quality have resulted in us consistently exceeding our Quality goals, the CMDC in consultation with the Stewardship Committee determined that the Quality metric was no longer needed and thus it was removed from the stewardship goals.
When the CMDC set the performance goals for the 2025 annual incentive plan, they considered our performance in 2024, our 2025 annual operating plan, our strategic plan to drive long-term earnings growth over time in various economic scenarios, and our stewardship goals. The CMDC set the threshold, target (or target range) and superior levels for operating EBITDA and free cash flow to be in line with our internal, confidential business plan, taking into account potential business scenarios and risks as well as known business headwinds and tailwinds. The CMDC decided to continue to set a range for the achievement of target results for operating EBITDA and free cash flow due to (i) economic volatility, and (ii) the general difficulty of forecasting results with precision given the complexities of the industry in which we operate.

2025 AIP Goal Setting: Key Initiatives and Factors Forecasted to Drive 2025 Performance
Acetyl Chain		Engineered Materials
s	Leverage Acetyl Chain business’s agility and optionality to take advantage of available opportunities despite continued weak demand conditions	s	Focus resources on sectors of higher growth to improve mix and margin
s	Operate our plants with excellence	s	Drive incremental acquisition synergies and planned cost reductions

Operating EBITDA Metric. The target range for the operating EBITDA metric, detailed below under “2025 Business Performance Summary,” was set at levels aimed to align with expectations for continued demand and macroeconomic headwinds for 2025. Although the target range was below our actual achievement and target range for 2024, such range was intended to be challenging but achievable in light of business expectations. The target range reflected earnings expectations in both the Engineered Materials business and the Acetyl Chain, due primarily to Company plans to deliver on cost reductions and productivity gains and expected market dynamics in both Engineered Materials and the Acetyl Chain.
Free Cash Flow Metric. The range of free cash flow required to achieve the target level of performance was set in line with our internal annual operating plan including the key initiatives described above. Although the target range was below our target range for 2024, such range required improvement compared to our free cash flow achievement in 2024 and was intended to be challenging but achievable in light of and expected continuing demand and macroeconomic headwinds for 2025, expected increase in interest expense, and expected cost reductions and synergy capture compared to 2024.
Stewardship Metrics. As part of our continued commitment to our employees and communities and the sustainability of our operations, we have included stewardship metrics in our annual incentive programs for the last 18 years. The

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CMDC sets the stewardship targets in consultation with the Stewardship Committee. To demonstrate Celanese’s commitment to the value we place on safety, the target and superior levels are generally set to reflect world class safety performance as compared to our industry peers and in line with long-term improvement and integration objectives reviewed by the Stewardship Committee. We believe our results on these metrics demonstrate top-tier stewardship performance within our industry. Our performance under the occupational safety metric is measured using an industry-standard rate-based reporting method (TRIR), consistent with metrics used by many other companies in our industry.
2025 Business Performance Summary
The 2025 threshold, target (or target range) and superior annual incentive plan performance levels approved by the CMDC, the actual performance achieved, and the corresponding payout percentages are set forth in the table below.

Metric	Weighting	Threshold	Target	Superior	Actual	Achievement	Weighted Payout
Financial Performance Metrics:
Operating EBITDA(1) ($ million)	45%	$1,849	$2,115 - 2,235	$2,500	$1,893	58.3%	26.2%
Free Cash Flow(2)	40%	$441	$657 - 753	$964	$773	110%	43.8%
Stewardship Metrics:
Occupational Safety(3)	5%	0.18	0.13	0.11	0.1	200%	10.0%
Process Safety(4)	5%	11	8	7	10	66%	3.3%
Environment(5)	5%	5	4	3	3	200%	10.0%
Aggregate Business Performance Modifier(6)							93.4%
(1)Operating EBITDA is defined as net earnings (loss) attributable to Celanese Corporation, plus (earnings) loss from discontinued operations, less interest income, plus interest expense, refinancing expense, taxes and depreciation and amortization and further adjusted for Certain Items. See “Exhibit A”.
(2)Free cash flow is defined as net cash provided by (used in) operations, less capital expenditures on property, plant and equipment, and adjusted for contributions from or distributions to our noncontrolling interest joint ventures. See “Exhibit A”.
(3)For purposes of assessing occupational safety, the Company uses total recordable incident rate (TRIR) under Occupational Safety and Health Administration reporting methods, calculated as the number of incidents per 200,000 work hours of both employees and contractors.
(4)Process safety includes the actual number of incidents of an unplanned or uncontrolled release of primary containment in a process that results in an injury, fire, explosion, community impact or exceeds a threshold quantity.
(5)Environmental stewardship includes the actual number of significant and major chemical releases into the environment (defined in accordance with industry standards) that result in a shelter-in-place, evacuation or off-site impact or that require non-routine regulatory reporting.
(6)Actual annual incentive plan payouts are further impacted by the individual performance modifiers assigned to each NEO (other than the CEO).

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2025 Individual Performance Assessments
Purpose and Process
Process for CEO. At the beginning of each fiscal year, the CEO and the CMDC jointly set the Company’s annual goals and objectives relevant to CEO compensation after considering input from all independent members of the Board. Performance against the objectives is reviewed throughout the year on a periodic basis.
At the end of the fiscal year, the CEO submits to the CMDC and the full Board a performance self-assessment outlining the CEO’s self-assessment of his achievement of company and individual objectives and contributions to our financial performance.
Process for Other NEOs. At the beginning of each fiscal year, the CEO develops the individual performance objectives for each other NEO in consultation with each such NEO, subject to review and approval by the CMDC.
After the end of the fiscal year, the CEO conducts a final review with each of his direct reports, including each NEO, and rates their individual performance as well as contributions to company performance. The CEO then submits to the CMDC a performance assessment and compensation recommendation for each of the other NEOs.
CMDC Decisions. The CMDC referred to these individual performance evaluations in determining any merit increases in base salary as well as the individual performance modifiers for the annual incentive plan.
For 2025, the CMDC, with input from the full Board and its independent compensation consultant, determined in executive session the CEO’s base salary, target bonus and long-term incentive awards for the year in connection with his promotion.
NEO Performance Assessments for 2025
Our NEOs’ 2025 individual performance objectives revolved around the following primary themes:
•taking actions to intensify cost reduction;
•driving optimization cash flow;
•delivering top line growth;
•driving stewardship and reliability performance; and
•focusing on people to foster talent development and retention.
CEO. The CMDC considered the following individual and leadership achievements of our CEO as part of his 2025 performance assessment:
•Initiated and executed a significant number of actions to deliver incremental cost reductions, to increase free cash flow, to reduce debt, and to align inventory levels with demand, demonstrating an ongoing commitment to advancing Celanese’s strategic priorities;
•Through actions taken to encourage a culture of stewardship and reliability, delivered maximum people safety and environmental stewardship performance; and
•Oversaw actions taken in Engineered Materials intended to drive future growth and, with the hiring of Mr. Elliott, fostered the energizing and uplifting of the Engineered Materials team.
Although these achievements were relevant in assessing overall CEO compensation, as noted above, the CEO’s annual incentive award for 2025 did not include an individual performance modifier.
Other NEOs. The CMDC considered the individual achievements of each of our other NEOs as part of their respective performance assessments. Such performance assessments considered each NEO’s performance and contributions under the themes outlined above, including the following individual achievements:
•Took actions to support cost reductions and executed refinancing transactions;

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•Delivered increase to free cash flow, took an opportunity for a strategic divestiture, and aligned inventory levels with demand;
•Made changes to the product mix and took other actions intended to move toward future growth opportunities despite challenging demand environment; and
•Supported leadership and other team changes, implemented an employee retention program, and took other actions intended to build momentum for growth.
Based on the above business and individual results, the CMDC awarded annual incentive awards to the CEO and remaining NEOs as set forth in the “2025 Summary Compensation Table” under the “Non-Equity Incentive Plan Compensation” column.
Long-Term Incentive Compensation
Plan Summary
The CMDC annually grants long-term incentive awards to our NEOs with overlapping performance periods to provide them with personal financial motivation to help us reach our longer-term goals. In addition to providing the officer with a long-term stake in our success, we believe these awards also serve as a significant retention tool. The Company currently makes these awards under our shareholder-approved amended and restated 2018 Global Incentive Plan (the “2018 GIP”) and granted 2025 awards in the form of performance-based restricted stock units (PRSUs) (70% of targeted award value) and stock options (30% of targeted award value).
These awards are intended to focus the NEOs on future company performance, and the actual value realized by a NEO will depend on our stock price and financial performance over time as well as the NEO’s continued employment with the Company.
The following table summarizes the principal design elements of our 2023, 2024 and 2025 PRSUs.

Feature	Performance-Based PRSU Awards
Form of award	Performance-vesting restricted stock unit
Performance period	Three years
Performance measure(s)	Adjusted EPS(1) (70%) (earnings measure) and Return on Capital Employed (ROCE)(1) (30%) (return measure)
Threshold payout	50% of target
Maximum payout
200% of target for 2023 and 2024 PRSUs
240% of target for 2025 PRSUs (in the event that our relative TSR compared to the companies in the Dow Jones US Chemical Index is equal to or greater than the 90th percentile; otherwise 200%)

Relative TSR Payout Modifier	Modifies PRSU payouts by plus or minus 20% based on our stock price performance relative to companies in the Dow Jones US Chemical Index.
Dividends on unvested awards	None
(1) Adjusted EPS and ROCE are non-U.S. GAAP financial measures. ROCE is calculated as our Adjusted EBIT divided by our by capital employed, which is the beginning and end-of-year average of the sum of property, plant and equipment, net; trade working capital (calculated as trade receivables, net plus inventories less trade payables – third party and affiliates); goodwill; intangible assets, and investments in affiliates, adjusted to eliminate noncontrolling interests, and certain items as determined by the Company. See “Exhibit A” for information concerning these measures including a definition and reconciliation of Adjusted EPS to the most comparable U.S. GAAP financial measure.
LTIP Awards Granted in 2025
PRSUs. PRSUs granted in February 2025 will vest on February 15, 2028, subject to adjustment (0-240% of targeted amount) based on the Company’s achievement of target levels of Adjusted EPS and Return on Capital Employed (ROCE) and relative TSR performance during a three-year performance period from January 1, 2025 through December 31, 2027. The Adjusted EPS target was set to drive meaningfully increased earnings and shareholder value, to account for expected market headwinds, and to make progress toward planned cost reductions that support the Company’s deleveraging efforts. The ROCE target was set based on our annual operating plan including consideration of the macroeconomic conditions and planned capital allocation and cost reduction measures. While

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payouts generally range from 0% to 200% for achievement of the Adjusted EPS and ROCE targets, in the event that the Company’s relative TSR equals or exceeds the 90th percentile of the companies in the Dow Jones US Chemical Index as of December 31, 2024, the maximum payout will be increased to 240%.
We disclose the specific financial performance targets for our long-term incentive plans after completion of the relevant performance period as we view the target-setting as competitively sensitive. We will disclose the financial performance targets for the 2025 PRSUs in the spring 2028 Proxy Statement after completion of the applicable performance period.
The 2025 PRSUs also include a TSR modifier that can modify payouts (as determined by Adjusted EPS and ROCE performance as described above) by plus or minus 20% based on our relative stock performance compared to the companies in the Dow Jones US Chemical Index as of December 31, 2024, as follows:

Relative TSR Compared to the Dow Jones US Chemical Index	PRSU Award Payout Modifier*
Less than the 25th percentile	80%
25th - 75th percentile	100% (i.e. no modification to payout)
Greater than the 75th percentile	120%
*Up to a maximum of 200% unless our relative TSR compared to the companies in the Dow Jones US Chemical Index is equal to or greater than the 90th percentile, in which case, the maximum is up to 240% of target.

Stock Options. Stock options granted to NEOs under the 2025 LTIP vest in three equal annual installments on February 15, 2026, 2027 and 2028. Such stock options will only have value to the extent our share price appreciates above the exercise price, which was determined based on the high and low trading prices on the grant date of the award.
Payouts on Previously-Granted LTIP Awards
The PRSUs granted to NEOs as part of the 2023 LTIP were earned and paid out based on Adjusted EPS and ROCE over a performance period of January 1, 2023 through December 31, 2025.
Although we have taken actions to drive business and profit growth and reduce costs, the performance period was affected by a challenging demand environment and other macroeconomic factors. As noted in the table below, cumulative Adjusted EPS over the 2023-2025 performance period was $20.88, below the threshold for 2023 LTIP payout. Cumulative ROCE performance over the 2023-2025 performance period was 8.2%, which was above the threshold but below the target range for ROCE.

Performance Measure	Metric Weighting	Threshold	Target	Superior	Actual	Payout
2023 LTIP (vested February 15, 2026)
Adjusted EPS over 3-year period(1)(2)	70%	$36.00	$45.00	$51.75	$20.88	—%
Return on Capital Employed(1)(3)	30%	5.0%	9.5%-11.5%	14%	8.2%	25.7%
Aggregate payout (4)						20.6%

(1)    See “Exhibit A” for definitions and additional information.
(2)    The Adjusted EPS goals were determined through a target increase in the cumulative amount of Adjusted EPS over the three-year performance period relative to the Adjusted EPS for the most recently-completed fiscal year at the time the goals were set (2022). The cumulative measure reflects long-term compound annual growth rates determined by the CMDC in setting the cumulative goals.
(3)    The Company’s average ROCE over the three-year performance period was compared to benchmarks for Threshold, Target (a range) and Superior set by the CMDC at the time the award was granted. ROCE goals are established in a manner designed to focus management on value creation through the effective deployment of capital.
(4)    The 2023 LTIP award agreements contained a feature (TSR limiter) limiting the performance payout if the Company’s relative

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TSR for the 3-year performance period is in the bottom quartile of the Dow Jones Chemical Index for the same period. As the Company’s 3-year relative TSR for the performance period was within the bottom quartile of the Dow Jones Chemical Index, the TSR modifier reduced the performance payout to 80% of achievement (i.e., from a 25.7% payout to a 20.6% payout).
Other Compensation
In addition to the above, from July 2025 to February 2026, following the departure of our previous Chief Human Resources Officer (“CHRO”), Ms. Duffie served as interim CHRO in addition to her role as Senior Vice President, General Counsel, and Corporate Secretary while we conducted a search for a new CHRO. In recognition of her service as interim CHRO, Ms. Duffie received a one-time cash award of $150,000 and an award of RSUs, both of which vest 50% on each of November 17, 2026 and November 17, 2027, subject to her continued employment, in recognition of her additional responsibilities and to incentivize retention.
Looking Forward: LTIP Awards Granted in 2026
In February 2026, the CMDC approved adding a portion of time-based RSUs to the 2026 LTI grants (the “2026 LTIP”) for the NEOs, with (i) 50% in the form of PRSUs with a three-year performance period, (ii) 30% in the form of RSUs that vest in three equal annual installments, and (iii) 20% in the form of options that vest in three equal annual installments. The addition of time-based RSUs into the structure provides meaningful retention value, supports consistent leadership through business cycles, and promotes stability in the management team by offering executives a clear, long‑term incentive, all while aligning NEO interests with long-term shareholder value creation.
Compensation Governance
Compensation and Management Development Committee Oversight
The CMDC, which consists entirely of independent directors, is responsible for establishing compensation policies and programs that are consistent with our business strategy and aligned with our shareholders’ interests. Specifically, the CMDC is responsible for:
•reviewing and approving the corporate goals and objectives relevant to the compensation of the CEO and our other NEOs;
•evaluating the performance and compensation of the CEO and our other NEOs in light of their established goals and objectives;
•reviewing and approving both target and actual pay levels of the CEO and our other NEOs; and
•reviewing and approving incentive and equity-based compensation plans, including our annual incentive plan and our long-term incentive plans, and all grants of awards under such plans to our NEOs.
Role of the CMDC’s Independent Compensation Consultant
Pursuant to its charter, the CMDC has authority to retain and terminate any compensation consultant.
During 2025, the CMDC retained Willis Towers Watson PLC (“WTW”) as its independent compensation consultant to advise it in connection with executive compensation matters. Representatives of WTW regularly attend CMDC meetings as requested by its chair, and report directly and exclusively to the CMDC on matters relating to compensation for the NEOs. In 2025, WTW provided the following services to the CMDC:
•reviewed and provided guidance on compensation plan design;
•reviewed the composition of our compensation peer group;
•conducted an analysis of our compensation for the CEO and the other NEOs, and assessed how target and actual compensation aligned with our philosophy and objectives as well as executive compensation paid by our compensation peer group; and

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•provided market data, historical compensation information, internal equity comparisons, share usage and dilution data, competitive practice information, and recommendations regarding compensation trends, compensation strategy and our proxy statement.
In addition, WTW analyzed and benchmarked non-employee director compensation at the request of the NCG Committee, the independent committee responsible for non-employee director compensation.
In addition to the executive compensation services provided to the CMDC, and the director compensation services provided to the NCG Committee, specialized teams at WTW and affiliates provided certain services to the Company in 2025 at the request of management consisting of (i) pension valuation and other services for broad-based defined benefit plans that we sponsor; (ii) total rewards consulting services, including advice and analysis in connection with the creation of a job architecture framework, advice in connection with union negotiations, annuity purchases and analysis for M&A activity; (iii) non-customized executive and non-executive compensation survey data; and (iv) insurance procurement services for directors’ and officers’ and other specialized insurance coverages. In fiscal 2025, the Company paid approximately $228,000 to WTW for its executive and director compensation services to the CMDC and the NCG Committee and approximately $4,482,000 to WTW for its other services to the Company.
The CMDC believes that, given the nature and scope of these services, the provision of these additional services did not raise any conflict of interest pursuant to applicable SEC and NYSE rules and did not impair WTW’s ability to provide independent advice to the CMDC concerning executive compensation matters and concluded that no conflicts of interest existed.
Role of Management
The CMDC regularly meets with the CEO and the CHRO to receive reports and recommendations regarding the compensation of our NEOs other than the CEO. The CEO submits recommendations, as appropriate, to the CMDC on the base salary, target annual incentive plan award levels, and target levels of long-term incentive plan compensation to be offered to each NEO (other than the CEO). Recommendations are developed in consultation with the CHRO (other than for the CEO), are reviewed by the CMDC’s independent compensation consultant, and are accompanied by peer company and general market data prepared by such consultant. In addition, the CEO makes recommendations to the CMDC on the individual performance modifiers applied to the other NEOs’ payouts under the annual incentive plan awards as described above. Although the CMDC considers the CEO’s recommendations and discusses the CEO’s performance with the other independent Board members, the final decisions regarding base salary, annual incentive plan and long-term incentive plan opportunities and individual performance modifiers are made by the CMDC. The CEO does not make any recommendations to the CMDC regarding the CEO’s compensation.
Additional Information Regarding Executive Compensation
Other Compensation Elements
Consistent with providing a competitive total pay program to attract and retain highly qualified personnel, our NEOs receive or have access to the following benefits. We believe all of these plans have proven useful and, in many cases, necessary for recruiting and retention purposes.
Executive Benefits and Perquisites
Our NEOs receive health and welfare benefits, such as group medical, life and long-term disability insurance coverage, under plans generally available to all other salaried employees in the country where they are based. Consistent with our pay-for-performance philosophy, we provide our NEOs with limited perquisites and executive fringe benefits. We provide an annual physical exam and limited reimbursement (up to $10,000 annually with no tax gross-up) for financial planning services. For NEOs who we ask to serve on assignments outside of their home country, we provide benefits under our expatriate assignment program to help offset the additional costs of the assignment, including relocation expenses, travel, housing, car and educational allowances, cost of living

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differentials, tax preparation expenses, and certain related tax equalization and tax gross-up payments. For NEOs who we ask to relocate upon joining or being promoted within the company, we provide benefits under our relocation program to help offset the additional costs of the relocation, including the shipment of household goods, travel, temporary housing, and other allowances, home sale assistance, and certain related tax gross-up payments. While Company-chartered aircraft are generally used for Company business only, we maintain an Aircraft Use Policy that authorizes personal use in certain circumstances, the incremental costs of which we report as compensation to NEOs in accordance with SEC rules.
The benefits described above are also described in the notes to the “2025 Summary Compensation Table”, to the extent applicable in 2025. The CMDC reviews these arrangements regularly to assure they continue to fulfill business needs.
Retirement
Our NEOs participate in our various employee benefit plans designed to provide retirement income. Our qualified and non-qualified pension plans provide a retirement income base for eligible and participating employees, and our qualified and non-qualified 401(k) and supplemental savings and retirement plans permit additional retirement savings. To encourage retirement savings under the qualified and nonqualified 401(k) plans, we provide an employer matching contribution. We limit eligible compensation for employer contributions under the qualified and non-qualified 401(k) plans to annual base salary for our NEOs. As a result, the CMDC’s decisions to grant incentive awards (whether cash or equity) do not create any additional retirement benefits under these plans for our NEOs. Our U.S. defined benefit pension plan, the Celanese Americas Retirement Pension Plan, was frozen as of the end of 2013. Mr. Richardson, Mr. Kyrish, Mr. Elliott and Ms. Duffie, who were employed by us before the freeze date, participate in the plan. In addition, Mr. Elliot has an accrued benefit under the pension plan that is currently in pay status in respect of certain prior service with the Company. For more information about these plans and NEO participation in them, see “2025 Summary Compensation Table”, “2025 Pension Benefits Table” and “2025 Nonqualified Deferred Compensation Table”.
Severance Plan
In order to offer a competitive benefit that allows for consistent administration without negotiations of special payments, we have a Designated Roles Member Severance Benefits Plan (“Severance Plan”) for our NEOs. The Severance Plan provides cash payments upon involuntary termination without cause (as defined in the Severance Plan), but is not available in the event of a change in control to individuals who have a change in control agreement as described below.
Effective January 1, 2025, the CMDC approved changes to the Severance Plan to, among other things, reduce the severance benefit thereunder from 150% of base salary and target bonus to 100% of base salary and target bonus (or from 200% to 150% in the case of the CEO) for all of our executive officers, including our active NEOs. See “Potential Payments Upon Termination or Change In Control” for additional information.
Change in Control Agreements
We have change in control agreements with each of our NEOs to promote management’s objective consideration of potential transactions that may benefit shareholders without regard to any potential impact on their continued employment. The change in control agreements provide for a cash payment to be made following a termination of employment by the Company without cause or by the NEO with good reason (as defined in the agreements) within two years following a change in control. See “Potential Payments Upon Termination or Change In Control” for additional information.
In approving the form of change in control agreement, the CMDC considered the prevalence and terms of such agreements at the companies in our compensation peer group based on data collected for the Company by the CMDC’s independent compensation consultant at the time. The CMDC also determined that the uniform non-compete and non-solicit clauses contained in such agreements provide a significant benefit to the Company. None of the change in control agreements in effect with our NEOs contains a tax gross-up.

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No Employment Agreements
We do not have any employment agreements with any of our NEOs. All of our currently employed NEOs are “at will” employees.
Executive Stock Ownership Requirements
The CMDC has adopted stock ownership guidelines for our NEOs, as shown in the table below. The types of securities that count toward required share ownership include only (i) shares of Common Stock owned outright, whether individually or through beneficial ownership in a trust or partnership, (ii) shares of Common Stock or share equivalents held in a Company-sponsored deferred compensation or retirement plan, and (iii) 60% of unvested time-based RSUs that will vest within one year of the measurement date. Unvested PRSUs and unexercised stock options do not count toward required share ownership. Each NEO has five years from the date of hire or promotion to achieve the required ownership level. Until the ownership guidelines are met, NEOs must retain at least 50% of the net shares received under their equity grants. Once the guideline is achieved, the NEO is permitted to divest any number of shares owned provided that the guideline continues to be met. The following table sets forth the ownership requirement (expressed as a multiple of base salary) for each of our NEOs.

Named Executive Officer	Minimum Required Ownership
Scott A. Richardson	6 times base salary
Chuck B. Kyrish	4 times base salary
Mark C. Murray	4 times base salary
Todd L. Elliott	4 times base salary
Ashley B. Duffie	4 times base salary

Executive Compensation Clawback Policies
In order to further align management’s interests with the interests of shareholders and support good governance practices, the CMDC maintains robust clawback policies (also known as recoupment policies) applicable to bonuses paid out under our annual incentive plan and to all long-term incentive plan awards.
Our clawback policy with respect to financial restatements requires recoupment or cancellation of incentive-based compensation (defined consistently with SEC Rule 10D-1 and associated NYSE listing requirements) from SEC Section 16 officers, and allows recoupment or cancellation of such compensation from other incentive plan participants, in each case in the event of a financial restatement, including for specified periods following termination of employment with us, all in accordance with SEC Rule 10D-1 and associated NYSE listing requirements.
Our separate clawback policy with respect to detrimental conduct or the violation of restrictive covenants allows recoupment or cancellation of an award (including both time-based and performance-based equity awards) in the case of (i) an act or omission constituting a violation of the Company’s business conduct policy or other policy causing material financial harm to the Company, (ii) fraud or ethical misconduct contributing to the need for a financial restatement, (iii) an act for which the employee or the Company could be held civilly or criminally liable, or (iv) violations of restrictive covenants relating to (a) disclosing confidential or proprietary information, (b) competing with us, (c) soliciting or hiring employees or certain former employees, and (d) soliciting any consultants of ours to cease working with us, in each case, for a specified period following the termination of the award recipient’s employment with us for any reason.
In addition, pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, if we are required to restate our financial statements due to material noncompliance with any financial reporting requirements as a result of misconduct, the CEO and Chief Financial Officer will be required to reimburse us for any bonus or other incentive-based or equity-

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based compensation received during the 12 months following the first public issuance of the non-complying document, and any profits realized from the sale of securities of the Company during those 12 months.
Policies and Practices Related to the Grant of Equity Awards
At each February meeting, it is the CMDC’s long-standing practice to approve the granting of annual equity awards for the then-current fiscal year, with the grant date generally being the third trading day after the release of the Company’s annual report on Form 10-K. Other than grants made in connection with hiring, promotions, or to replace certain new hire grants once they vest and/or are exercised, equity awards are granted to NEOs at the same time that equity awards are granted to all other employees who are eligible for such awards. The Company may change these practices in the future. Options are granted with an exercise price equal to the average of the high and low trading prices of our Common Stock on the grant date. In 2025, the CMDC did not take into account material nonpublic information when determining the timing and terms of equity awards, and we did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. In 2025, we did not grant any stock options to an NEO in the period beginning four business days before the filing of a Form 10-Q or Form 10-K, or the filing or furnishing of a Form 8-K that discloses material nonpublic information and ending one business day after the filing or furnishing of such report.
Compensation Risk Assessment
It is our policy to regularly monitor our compensation policies and practices to determine whether our risk management objectives are being met and to adjust those policies and practices to address any incentives that have the potential to encourage risks that are reasonably likely to have a material adverse effect on us and any changes in our risk profile. With respect to the compensation of our executives, the CMDC, with the input of its independent compensation consultant and management, takes into consideration whether any such programs may incentivize excessive risk taking. As part of these considerations and consistent with its compensation philosophy, our compensation program, particularly our annual and long-term incentive plans, are designed to provide incentives for the executives to achieve our objectives without encouraging excessive risk-taking because:
•our incentive programs utilize a mix of short-term and long-term performance measures, which provide executives with short-term incentive to improve our results while also providing a significant incentive to maintain those results for the long-term;
•a significant portion of our NEOs’ incentive compensation consists of long-term incentive or other equity-based compensation, which, when coupled with our stock ownership guidelines, encourages long-term equity ownership of our Common Stock by the executives, aligning their interests with those of our shareholders;
•the financial metrics utilized under each of the programs are designed to reflect measures of shareholder value over various time horizons that the CMDC believes will create long-term shareholder value;
•various non-financial metrics related to achievement of environmental, health, and safety goals, as well as the achievement of individual objectives for all NEOs other than the CEO are used as part of the process of determining compensation;
•in determining the exact mix of compensation from year to year, the CMDC intends to grant awards that provide an appropriate level of “market risk” that do not encourage excessive risk taking;
•compensation payment opportunities that may be excessive are avoided due to the limits placed on the amount of incentive payments that may be earned as well as the selection of performance goals that are expected to be challenging to achieve at superior levels; and
•we have recovery policies (“clawbacks”) applicable to long- and short-term incentive compensation that permit (or in some cases require) the Company to cancel awards and recoup certain gains in the event of financial restatements or certain conduct detrimental to the Company.

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Executive Compensation
With respect to the compensation of employees other than the NEOs, the CMDC has reviewed our compensation policies and practices to determine whether those policies and practices encourage excessive or inappropriate risk. Our compensation programs for employees other than the NEOs are designed to incentivize employees to demonstrate the willingness to make decisions that benefit the Company as a whole, while accepting personal accountability and avoiding unnecessary risk.
Compensation and Management Development Committee Report
The Compensation and Management Development Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management and the Committee’s independent compensation consultant and, based on its review and discussions, the Compensation and Management Development Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and this Proxy Statement. This report was submitted by the CMDC as of February 11, 2026:

Ganesh Moorthy, Chair
Kathryn M. Hill
Michael Koenig
Kim K.W. Rucker
This Compensation and Management Development Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other filing under the Securities Act of 1933, or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the compensation and management development committee report by reference therein.

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Executive Compensation
Compensation Tables
2025 Summary Compensation Table
The following table summarizes all compensation for the fiscal years ended December 31, 2025, 2024 and 2023 awarded to, earned by, or paid to each of the NEOs:

Name and Principal Position(1)	Year	Salary ($)	Bonus ($)	Stock Awards ($)(2)		Option Awards ($)(2)		Non- Equity Incentive Plan Compen- sation ($)(3)	Change in Pension Value and Non-Qualified Deferred Compen- sation Earnings ($)(4)	All Other Compen- sation ($)(5)	Total ($)
(a)	(b)	(c)	(d)	(e)		(f)		(g)	(h)	(i)	(j)
Scott A. Richardson Chief Executive Officer and President	2025	1,150,000	—	5,249,958	(6)	2,249,990	(7)	1,342,625	6,000	138,499	10,137,072
	2024	800,000	—	2,449,936	(6)	1,049,953	(7)	481,600	5,000	99,142	4,885,631
	2023	714,534	—	1,889,911	(6)	809,992	(7)	749,326	5,000	88,608	4,257,371

Chuck B. Kyrish Senior Vice President and Chief Financial Officer	2025	700,000	—	1,399,979	(6)	599,977	(7)	706,104	6,000	65,692	3,477,752
	2024	651,237	—	1,049,864	(6)	449,972	(7)	352,840	5000	71,500	2,580,413
	2023	413,000	—	227,429	(6)	97,481	(7)	270,636	5000	45,439	1,058,985

Mark C. Murray Senior Vice President, Acetyls	2025	570,000	—	1,049,972	(6)	449,989	(7)	399,285	—	62,169	2,531,415
	2024	560,840	—	1,049,864	(6)	449,972	(7)	253,219	—	61,600	2,375,495
	2023	509,247	—	682,403	(6)	292,480	(7)	429,295	—	56,058	1,969,483

Todd L. Elliott Senior Vice President, Engineered Materials	2025	613,973	—	1,189,965	(6)	509,989	(7)	688,140	—	87,504	3,089,570

Ashley B. Duffie Senior Vice President, General Counsel and Corporate Secretary	2025	620,000	—	1,194,955	(6)	404,983	(7)	694,896	5,000	80,146	2,999,980
	2024	576,100	—	675,488	(6)	289,487	(7)	305,195	4000	76,985	1,927,255
	2023	455,153	—	349,953	(6)	149,985	(7)	298,258	4000	60,127	1,317,476

(1)Effective January 1, 2025, Mr. Richardson was appointed Chief Executive Officer and President. Mr. Richardson’s compensation information for years prior to 2025 reflects his compensation in his previous role as Executive Vice President and Chief Operating Officer. Information is not provided for years prior to 2025 for Mr. Elliott, because he was not an NEO in the two years prior to such year. From July 18, 2025 to February 9, 2026, following the departure of our previous CHRO, Ms. Duffie served as interim CHRO in addition to her role as Senior Vice President, General Counsel, and Corporate Secretary while management conducted a search for a new CHRO.
(2)Represents the grant date fair value of long-term incentive (equity) awards granted in the year indicated under our 2018 GIP computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC Topic 718”). The method and assumptions used to calculate such value are set forth in notes 6 and 7 below and additional information is set forth in the “2025 Grants of Plan-Based Awards Table” on a grant-by-grant basis.
(3)For 2025, represents Annual Incentive Plan award cash payouts with respect to 2025 performance. Further information about the Annual Incentive Plan is set forth in “Compensation Discussion and Analysis — Compensation Decisions — Annual

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Incentive Plan Awards" and the “2025 Grants of Plan-Based Awards Table”.
(4)Consists entirely of the respective aggregate change in the actuarial present value of each individual’s pension benefits based on a discount rate of 5.18% for 2025. The values shown assume retirement from the Celanese Americas Retirement Pension Plan (“CARPP”) and the Celanese Americas Supplemental Retirement Savings Plan (“CASRSP”) (as applicable) for Messrs. Richardson, Kyrish, Elliott and Ms. Duffie at age 65 with a life only benefit under the CARPP and the CASRSP, as applicable. See “2025 Pension Benefits Table” and accompanying text.
(5)The amounts reported in this column with respect to fiscal 2025 consist of the following:
(a) Aggregate Company contributions, including matching and retirement contributions made for 2025, under the Company’s tax-qualified and non-qualified defined-contribution retirement plans, including the Celanese Americas Retirement Savings Plan (“CARSP”), a tax-qualified, defined contribution (401(k)) plan, and the CASRSP, an unfunded, non-qualified defined contribution plan: Mr. Richardson, $126,204, Mr. Kyrish $65,692, Mr. Murray $62,169, Mr. Elliott $66,332 and Ms. Duffie $68,200.
The CARSP is available to substantially all of our U.S. employees, including all the NEOs based in the U.S. The plan is subject to the provisions of ERISA. Each eligible participant is entitled to a 6% match of his or her pre-tax and after-tax contributions to the CARSP and an allocation of 5% of his or her salary up to the Code Section 401(a)(17) limit ($350,000 in 2025) in lieu of the former pension plan contribution under the Celanese Americas Retirement Pension Plan (“Retirement Contributions”). The amount contributed to the plan by or on behalf of a participant is limited by Code Section 415 and is credited with earnings based on the earnings rate of an investment fund maintained for investments under the CARSP chosen by the participant.
Each of the NEOs is entitled to an allocation under the CASRSP equal to (i) Retirement Contributions limited by Code Section 415 and not contributed to the CARSP, and (ii) 6% of his or her salary in excess of the compensation limits under the CARSP (“Excess Earnings Contributions”). The amount contributed to the plan on behalf of a participant is credited with earnings based on the earnings rate of an investment fund maintained for investments under the CARSP which is currently the 1-3 year Government/Credit Bond Index Fund. Additional information about the CASRSP is set forth in the “2025 Nonqualified Deferred Compensation Table” and accompanying text.
(b) The Company provides an annual physical exam and reimbursement of up to $10,000 annually (with no tax gross-up) for personal financial planning and wealth management services to the NEOs.
From time to time, our NEOs travel for business purposes on Company-provided aircraft for security and safety reasons and to maximize the efficiency of their travel and availability for Company business.
In addition, from time to time, NEOs may utilize sporting and event tickets purchased by the Company at no incremental cost to the Company.
Perquisites and personal benefits were excluded for all of the NEOs to the extent that the total value of all perquisites and personal benefits for an NEO was less than $10,000. In addition, the table does not include any amounts for personal benefits provided to any of the NEOs for which we believe there is no aggregate incremental cost to us.
In addition to the foregoing, Mr. Elliott received relocation benefits of $17,324 and a tax gross-up on such relocation benefits equal to $1,552.73.
No other tax gross-ups were paid to any NEO during 2025.

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Executive Compensation
(6)The stock awards for 2025 consisted of annual equity awards of PRSUs under the 2025 long-term incentive plan (LTIP) and for Ms. Duffie also includes the additional RSU award granted for her services as interim CHRO.
The per-unit fair value of the 2025 PRSUs was calculated to be $49.00, as determined using a Monte Carlo simulation model with reference to the date of grant, discounted for lack of dividend participation and for implications of the potential application of the TSR modifier feature, and adjusted for a performance premium. Payout of such PRSUs can range from a minimum of 0% to a maximum of 240% of target. The target potential values of the award of PRSUs for the NEOs granted in 2025 using the fair value discussed above, and the maximum potential values of the PRSUs for the NEOs granted in 2025 using the closing stock price on the date of grant, assuming performance at the target and maximum levels of performance conditions, respectively, are set forth below. Actual performance, and the stock price at the eventual payout dates, is uncertain. The per-unit fair value of Ms. Duffie’s additional award was calculated to be $37.74 based on the average high and low market price of our common stock on the date of grant.

	2025 Annual PRSU Awards
Name	Target Number of PRSUs	Value at Target Performance	Maximum Number of PRSUs	Value at Highest Performance
Scott A. Richardson	107,142	$5,249,958	257,141	$13,538,474
Chuck B. Kyrish	28,571	$1,399,979	68,570	$3,610,211
Mark C. Murray	21,428	$1,049,972	51,427	$2,707,632
Todd L. Elliott	24,285	$1,189,965	58,284	$3,068,653
Ashley B. Duffie	19,285	$944,965	46,284	$2,436,853

(7)The fair value of the stock options granted to our NEOs under the 2025 LTIP as part of the annual award was calculated to be $23.65 per stock option. The fair value of each stock option granted is estimated on the grant date using the Black-Scholes option pricing method. Stock option awards are granted with an exercise price equal to the average of the high and low price of the Company's Common Stock on the grant date. The expense related to the Company's stock option awards is recognized over the vesting period of the respective grant on a straight-line basis. Stock options issued under the 2025 LTIP have a contractual term of ten years and vest in three annual installments. The Company recognizes forfeitures as they occur. The assumptions used in the Company’s Black-Scholes option pricing model for stock options include expected volatility, expected life, risk-free interest rate, and expected dividends. The computation of the expected volatility assumption used in the Black-Scholes calculation for new grants is based on the historical volatility of the price of the Company’s Common Stock for periods commensurate with the expected life. When establishing the expected life assumptions, as the Company does not have sufficient historical exercise or post-vest cancellation activity, the expected life of stock options is determined using the “simplified” method, as prescribed in the SEC’s Staff Accounting Bulletin No. 107, whereby the expected life equals the arithmetic average of the vesting term and the original contractual term of the stock option. The risk-free interest rate is determined by converting the semi-annual zero-coupon U.S. Treasury rates as of the grant date to continuously compounded rates. The continuously compounded risk-free rate is then selected that is commensurate with the expected life. The dividend yield is based on the quotient of the Company’s latest quarterly dividend annualized and the grant price of the Company’s Common Stock.

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Executive Compensation
2025 Grants of Plan-Based Awards Table
The following table summarizes incentive awards and other plan-based awards granted to each of the NEOs during the fiscal year ended December 31, 2025:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards	All Other Option Awards		Grant Date Fair Value of Stock and Option Awards ($)
								Number of Shares of Stock or Units (#)	Number of Securities Under- lying Options (#)	Exercise or Base Price of Option Awards ($/Sh)
Name	Grant Date	Thres- hold ($)	Target ($)	Maxi- mum ($)	Thres-hold (#)	Target (#)	Maxi- mum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Scott A. Richardson
AIP(1)	N/A	718,750	1,437,500	2,875,000	—	—	—	—	—	—	—
PRSUs(2)	2/26/25	—	—	—	53,571	107,142	257,141	—	—	—	5,249,958
Stock Options(2)	2/26/25	—	—	—	—	—	—	—	95,137	53.96	2,249,990
Chuck B. Kyrish
AIP(1)	N/A	315,000	630,000	1,260,000	—	—	—	—	—	—	—
PRSUs(2)	2/26/25	—	—	—	14,286	28,571	68,570	—	—	—	1,399,979
Stock Options(2)	2/26/25	—	—	—	—	—	—	—	25,369	53.96	599,977
Mark C. Murray
AIP(1)	N/A	213,750	427,500	855,000	—	—	—	—	—	—	—
PRSUs(2)	2/26/25	—	—	—	10,714	21,428	51,427	—	—	—	1,049,972
Stock Options(2)	2/26/25	—	—	—	—	—	—	—	19,027	53.96	449,989
Todd L. Elliott
AIP(1)	N/A	245,589	491,178	982,356	—	—	—	—	—	—	—
PRSUs(2)	2/26/25	—	—	—	12,143	24,285	58,284	—	—	—	1,189,965
Stock Options(2)	2/26/25	—	—	—	—	—	—	—	21,564	53.96	509,989
Ashley B. Duffie
AIP(1)	N/A	248,000	496,000	992,000	—	—	—	—	—	—	—
PRSUs(2)	2/26/25	—	—	—	9,643	19,285	46,284	—	—	—	944,965
RSUs(2)	11/17/25	—	—	—	—	—	—	6,624	—	—	249,990
Stock Options(2)	2/26/25	—	—	—	—	—	—	—	17,124	53.96	404,983

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Executive Compensation
(1)2025 Annual Incentive Plan. For purposes of this table, (i) the “threshold” bonus amount is calculated based on all performance measures being achieved at the plan threshold levels (50% of target bonus); (ii) the “target” bonus amount is calculated based on all performance measures being achieved at the plan target levels (100% of target bonus); (iii) the “maximum” bonus amount is calculated based on all performance measures being achieved at the plan superior levels (200% of target bonus); and (iv) the individual performance modifier (0-150%) for each NEO (other than our CEO) being equal to 100% in the “threshold” and “target” scenarios, in each case with respect to the executive’s eligible earnings for 2025 as set forth in the “Salary” column in the “2025 Summary Compensation Table”. Annual Incentive Plan awards are capped at 200% of target for NEOs and thus the individual performance modifier would not increase the payout in the “maximum” scenario. See “Compensation Discussion and Analysis — Compensation Decisions — Annual Incentive Plan Awards” for additional information.
(2)2025 LTIP. The 2025 LTIP was comprised of 70% PRSUs and 30% stock options. The PRSUs were awarded under the 2018 GIP and vest, if at all, in full on February 15, 2028, subject to the Company’s achievement of Adjusted EPS and Return on Capital Employed goals during fiscal years 2025-2027. See “Compensation Decisions — Long-Term Incentive Compensation” and “Exhibit A” for more information about these awards and performance measures. The time-based stock options were awarded under the 2018 GIP and vested 33% on February 15, 2026 and will vest 33% on February 15, 2027 and 34% on February 15, 2028. Stock option awards are granted with an exercise price equal to the average of the high and low price of the Company's Common Stock on the grant date, which was higher than the closing price of the Company’s Common Stock on the grant date for 2025.
(3)Reflects RSUs granted to Ms. Duffie for her services as interim CHRO, which vest 50% on each of November 17, 2026 and November 17, 2027.

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Executive Compensation
Outstanding Equity Awards at Fiscal 2025 Year-End Table
The following table summarizes outstanding equity awards held by each of the NEOs as of December 31, 2025, including the vesting dates for the portions of these awards that have not yet vested:

		Option Awards(1)					Stock Awards(1)
Name	Grant Date	Number of Securities Underlying Unexer- cised Options (#) Exercisable	Number of Securities Underlying Unexer- cised Options (#) Unexer-cisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested (2) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (2) ($)
(a)		(b)	(c)		(e)	(f)	(g)	(h)	(i)		(j)
Scott A. Richardson
	2/28/23	—	—		—	—	—	—	3,336	(6)	141,046
	2/28/23	14,702	7,575	(3)	116.93	2/27/33	—	—	—		—
	2/28/24	—	—		—	—	—	—	16,118	(7)	681,469
	2/28/24	6,779	13,764	(4)	149.09	2/27/34	—	—	—		—
	2/26/25	—	—		—	—	—	—	107,142	(8)	4,529,964
	2/26/25	—	95,137	(5)	53.96	2/25/35	—	—	—		—
Chuck B. Kyrish
	2/28/23	—	—		—	—	—	—	401	(6)	16,954
	2/28/23	1,768	913	(3)	116.93	2/27/33	—	—	—		—
	2/28/24	—	—		—	—	—	—	6,907	(7)	292,028
	2/28/24	2,905	5,899	(4)	149.09	2/27/34	—	—	—		—
	2/26/25	—	—		—	—	—	—	28,571	(8)	1,207,982
	2/26/25	—	25,369	(5)	53.96	2/25/35	—	—	—		—
Mark C. Murray
	2/28/23	—	—		—	—	—	—	1,205	(6)	50,947
	2/28/23	5,308	2,736	(3)	116.93	2/27/33	—	—	—		—
	2/28/24	—	—		—	—	—	—	6,907	(7)	292,028
	2/28/24	2,905	5,899	(4)	149.09	2/27/34	—	—	—		—
	2/26/25	—	—		—	—	—	—	21,428	(8)	905,976
	2/26/25	—	19,027	(5)	53.96	2/25/35	—	—	—		—
Todd L. Elliott
	2/26/25	—	—		—	—	—	—	24,285	(8)	1,026,770
	2/26/25	—	21,564	(5)	53.96	2/25/35	—	—	—		—
Ashley B. Duffie
	2/28/23	—	—		—	—	—	—	618	(6)	26,129
	2/28/23	2,722	1,403	(3)	116.93	2/27/33	—	—	—		—
	2/28/24	—	—		—	—	—	—	4,444	(7)	187,892
	2/28/24	1,869	3,795	(4)	149.09	2/27/34	—	—	—		—
	2/26/25	—	—		—	—	—	—	19,285	(8)	815,370

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Executive Compensation

2/26/25	—	17,124	(5)	53.96	2/25/35	—		—	—	—
11/17/25	—	—		—	—	6,624	(9)	280,063	—	—
(1)Vesting treatment upon termination of employment is described under “Potential Payments Upon Termination or Change in Control — Long-Term Incentive Awards”.
(2)For PRSUs, the market or payout value has been computed based on the number of units set forth in the preceding column for the 2023, 2024 and 2025 PRSUs, multiplied by the closing stock price of $42.28 on December 31, 2025. 2023 PRSUs are disclosed based on actual performance, and the actual performance and payout value for 2024 and 2025 PRSUs may vary. For time-based RSUs, the market value has been computed based on the number of unvested RSUs outstanding at the close of business on December 31, 2025, multiplied by the closing stock price on December 31, 2025. Actual payout values may vary.
(3)Represents stock options granted in February 2023 under our 2023 LTIP. These stock options vested 33% on each of February 15, 2024 and 2025, and 34% on February 15, 2026.
(4)Represents stock options granted in February 2024 under our 2024 LTIP. These stock options vested 33% on each of February 15, 2025 and February 15, 2026 and will vest 34% on February 15, 2027.
(5)Represents stock options granted in February 2025 under our 2025 LTIP. These stock options vested 33% on February 15, 2026 and will vest 33% on February 15, 2027 and 34% on February 15, 2028.
(6)Represents PRSUs granted under our 2023 LTIP, adjusted for actual performance at 20.6% of target. These PRSUs vested in full on February 15, 2026.
(7)Represents PRSUs granted under our 2024 LTIP. These PRSUs vest in full on February 15, 2027 subject to adjustment (0-200% of targeted amount shown) based on Company performance in 2024-2026 against pre-established performance measures.
(8)Represents PRSUs granted under our 2025 LTIP. These PRSUs vest in full on February 15, 2028 subject to adjustment (0-240% of targeted amount shown) based on Company performance in 2025-2027 against pre-established performance measures.
(9)Represents RSUs granted in November 2025 under our 2025 LTIP. These RSUs will vest 50% on each of November 17, 2026 and November 17, 2027.
For additional information, see “2025 Compensation Decisions — Long-Term Incentive Compensation” above.

2025 Option Exercises and Stock Vested Table
The following table summarizes the vesting of stock awards of each NEO during the fiscal year ended December 31, 2025. No NEOs exercised any stock options during fiscal 2025.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
(a)	(b)	(c)	(d)	(e)
Scott A. Richardson	—	—	3,851	266,220
Chuck B. Kyrish	—	—	626	43,275
Mark C. Murray	—	—	3,290	210,969
Todd L. Elliott	—	—	—	—
Ashley B. Duffie	—	—	626	43,275
(1)Gross shares acquired (includes shares withheld to cover taxes).
(2)Value realized reflects the number of shares vested multiplied by the average of the high and low market price of our Common Stock as reported by the NYSE on the applicable vesting date.

Celanese 2026 / Notice of Annual Meeting and Proxy Statement / 77

Executive Compensation
2025 Pension Benefits Table
The following table summarizes the present value of the accumulated retirement benefits of each NEO as of the end of the fiscal year ended December 31, 2025:

Name	Plan Name(1)	Number of Years Credited Service (#)(2)	Present Value of Accumulated Benefit ($)(3)	Payments During Last Fiscal Year ($)
(a)	(b)	(c)	(d)	(e)
Scott A. Richardson	CARPP	8.7500	108,000	—
Chuck B. Kyrish	CARPP	7.5833	109,000	—
Mark C. Murray	CARPP	—	—	—
Todd L. Elliott(4)	CARPP	26.3333	1,418,000	15,306
	CASRPP	26.3333	999,000	10,564
Ashley B. Duffie	CARPP	6.4167	85,000	—
(1)     As noted below, the CARPP has been frozen, meaning that benefits (other than earnings) are no longer accrued for compensation or service after the plan freeze date.
(2)     Accrued benefits under the CARPP for Messrs. Richardson, Kyrish, Elliott and Duffie were frozen as of December 31, 2013, and the credited service reflects their years of service prior to that date. Mr. Elliott was previously employed at Celanese from 1987 to 2020 and, after a brief retirement, he returned to Celanese and was appointed as Senior Vice President, Engineered Materials in February 2025.
(3)     The present value amounts shown in the table above are the amount needed as of December 31, 2025, that, with interest, would provide the NEO’s future retirement benefit. Retirement is assumed to occur at age 65 and participants receive their cash balance benefit as a lump sum.
(4)     Mr. Elliott previously retired from Celanese after being employed from 1987 to 2020 and is currently receiving benefits under the CARPP in connection with such retirement.

CARPP. The Celanese Americas Retirement Pension Plan (“CARPP”) is a tax-qualified, defined benefit pension plan sponsored by Celanese Americas. This plan covers substantially all of our U.S. employees who were hired prior to the plan’s 2013 freeze date. The plan is subject to the provisions of ERISA. Mr. Richardson, Mr. Kyrish, Mr. Elliott and Ms. Duffie participated in this plan in 2025.
Effective January 1, 2001, the plan began providing benefits for covered employees hired after December 31, 2000, based on a different benefit formula (“Cash Balance Plan”). The Cash Balance Plan provides that for each plan year that employees work as defined, we credit 5% of the employee’s annual pensionable earnings (up to Internal Revenue Code limits) to a hypothetical plan account that has been established for each employee, and credit that account with interest. For a given year, the plan’s interest rate is the annual rate of interest on 30-year United States Treasury Securities for the August before the first day of that year. Employees vest in their accrued benefit after completing three years of service with us. If employees are vested when they leave the Company, they have the option to take their account balance with them, either in a lump-sum payment or as an annuity. Employees also have the choice to leave their account balance in the plan until the normal retirement age of 65. The amount of benefit depends on the employee’s pay and any interest earned on the Company contributions. Once vested, survivor benefits are applicable to married participants.
In connection with amendments to the CARPP in 2013, accrued benefits under the CARPP were frozen as of December 31, 2013, no further contributions will be made to the CARPP other than interest credits for the cash balance participants (Mr. Richardson, Mr. Kyrish, Mr. Elliott and Ms. Duffie), and future pension-related contributions (“Retirement Contributions”) will be made to the CARSP or the CASRSP, depending on the level of eligible earnings of the participant.

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CASRPP. The Celanese Americas Supplemental Retirement Pension Plan (“CASRPP”) is an unfunded, nonqualified “excess benefit plan” sponsored by Celanese Americas. The purpose of the plan, which is also subject to the provisions of ERISA, is to supplement the benefits payable to certain employees who are also participants in the CARPP. The CASRPP applies to non-union employees hired before January 1, 2001, with five or more years of service, as defined in the plan. The annual pension benefit formula and other plan rules are also the same as in the CARPP, as described above, except that the benefit amount under the CASRPP is not limited with respect to annual pensionable earnings. Mr. Elliott is the only NEO who participated in this plan in 2025.
2025 Nonqualified Deferred Compensation Table
The following table contains certain information concerning benefits under nonqualified deferred compensation plans and similar plans for the fiscal year ended December 31, 2025:

Name	Plan Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)(1)	Aggregate Earnings in Last FY ($)(2)	Aggregate Withdrawal/ Distributions ($)	Aggregate Balance at Last FYE ($)(3)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
Scott A. Richardson	CASRSP	—	87,704	79,077	—	539,991
Chuck B. Kyrish	CASRSP	—	56,000	19,001	—	151,308
Mark C. Murray	CASRSP	—	40,700	7,612	—	69,952
Todd L. Elliott	CASRSP	—	28,611	—	—	—
Ashley B. Duffie	CASRSP	—	43,700	36,512	—	252,749
(1)Amounts in this column for the CASRSP represent Company contributions credited under the plan for 2025, which amounts are also included as All Other Compensation in the “2025 Summary Compensation Table.”
(2)Amounts in this column for the CASRSP represent earnings during 2025 under such plans. None of the amounts in this column were reported as compensation in the “2025 Summary Compensation Table.”
(3)Amounts in this column do not include contributions credited for 2025 (column (d)) but not yet deposited into the participant’s account. The following amounts for each NEO were previously reported as compensation to the NEO in the Summary Compensation Table for previous years: Mr. Richardson, $275,123; Mr. Kyrish, $62,697; Mr. Murray, $60,569; Ms. Duffie $26,974. Mr. Elliott was not an NEO in fiscal years 2023 and 2024.
CASRSP. All of our NEOs were eligible in 2025 to participate in the CASRSP, an unfunded, nonqualified defined contribution plan sponsored by Celanese Americas that is available only to persons who have a full year base salary in excess of the Code Section 401(a)(17) limit ($350,000 in 2025) or had their Retirement Contributions limited in the CARSP by Code Section 415. If a person is eligible to participate in the CASRSP because their salary exceeded the Code Section 401(a)(17) limit, such person is entitled to an allocation under this plan equal to 6% of his or her salary in excess of the compensation limits under the CARSP (“Excess Earnings Contributions”). In addition, eligible participants are entitled to an allocation under this plan equal to 5% of his or her qualified earnings in excess of the Retirement Contribution made to the CARSP. The amount contributed to the plan on behalf of a participant is credited with earnings based on the earnings rate of one of the funds maintained for investments under the CARSP, which is currently the 1-3 year Government/Credit Bond Index Fund. The aggregate annualized rate of return for the credited earnings in 2025 was 5.15%. Beginning in 2015, participants are credited with earnings based on the performance of certain hypothetical investment choices selected by the participant. These investment choices are the same investment choices available under the CARSP (other than the Celanese Stock Fund). Participants may change their investment elections at any time under the same rules that apply under the CARSP. Distributions under the CASRSP are in the form of a lump sum payment which is paid as soon as administratively practicable after termination of employment for most participants. Distributions to participants who are top 50 key employees of the Company must be delayed six months following termination based on Code Section 409A requirements.

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Potential Payments Upon Termination or Change In Control
The particular events that trigger payments to our NEOs upon termination of employment or a change in control are generally defined in our Severance Plan and the individual executives’ change in control agreements, deferred compensation agreements, and PRSU, RSU or stock option award agreements. The CMDC believes that the primary benefits to the Company of employment agreements are the non-competition and non-solicitation provisions found therein. In order to achieve the benefit of these provisions without incurring the generally negative obligations associated with employment agreements, the CMDC offers a more limited change in control agreement to each executive officer. However, the deferred compensation agreements and PRSU, RSU and stock option award agreements are still effective and provide for some potential payments upon termination and change in control as described below.
Severance Plan
Our Designated Roles Member Severance Benefits Plan (“Severance Plan”) applies to all our executive officers and other eligible employees. Effective as of January 1, 2025, the CMDC amended the Severance Plan to, among other things, reduce the severance benefit from 150% of base salary and annual incentive plan bonus to 100% of base salary and annual incentive plan bonus (or from 200% to 150% in the case of the CEO) for our executive officers, including our then-employed NEOs. As of December 31, 2025, the Severance Plan provided, upon involuntary termination without cause or termination by the executive for good reason, for the payment of (i) 100% of one year’s base salary for named executive officers (150% for the CEO); (ii) 100% of one year’s annual incentive plan bonus award for named executive officers (150% for the CEO) based on target Company performance and a 1.0 individual modifier; and (iii) a prorated portion of the annual incentive plan award for the year in which the termination occurs based on actual Company performance and a 1.0 individual modifier. The Severance Plan also provides for reduced premiums for post-termination health insurance coverage (“COBRA premiums”) for a period of one year from the date of termination (eighteen months for the CEO) and out-placement benefits. As a condition to the receipt of any benefits under the Severance Plan, an executive must agree to standard release, non-compete, non-solicitation, and confidentiality provisions. In addition, the Severance Plan provides that the vesting of long-term incentive or other equity awards upon termination without cause will be governed by the terms of the applicable award agreements. Executives who are involuntarily terminated for any other reason (e.g., death, disability, retirement, termination for cause) are not eligible to receive severance benefits under the Severance Plan.
Change in Control Agreements
We have change in control agreements with each of our actively employed executive officers. The change in control agreements provide for a payment to be made to these officers following a termination of employment by the Company without cause or by the officer with good reason within two years following a change in control or following the first public announcement of a potential change in control transaction, provided certain conditions are satisfied. These benefits are in lieu of payments under the Severance Plan. Generally, the change in control agreements provide for each executive officer to receive:
•a lump sum payment equal to up to two times (three times for the CEO) the sum of:
▪the named executive officer’s then current annualized base salary, and
▪the higher of (a) the officer’s target bonus in effect on the last day of the fiscal year that ended immediately prior to the year in which the date of termination occurs, or (b) the average of the cash bonuses paid by the Company to the NEO for the three fiscal years preceding the date of termination;
•a pro rata bonus award under our annual incentive plan award for the year in which the termination occurs based on actual Company performance;

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•group health and dental coverage for the NEO and his or her dependents for a period of up to eighteen months following the date of termination; and
•out-placement benefits for up to 12 months at the option of the executive officer.
The change in control agreements do not contain a tax reimbursement provision and require a cutback of benefits to avoid excise taxes if the after-tax benefit to the executive is greater than without the cutback. Each change in control agreement has a two-year term that is automatically renewed for successive two-year terms unless 90 days’ notice of non-renewal is given by either party to the agreement.

For purposes of the change in control agreements:

“cause” generally means (i) a willful failure to perform one’s duties (other than as a result of total or partial incapacity due to physical or mental illness) for a period of 30 days following written notice by the Company of such failure; (ii) conviction of, or a plea of nolo contendere to, (x) a felony under the laws of the United States or any state thereof or any similar criminal act in a jurisdiction outside the United States or (y) a crime involving moral turpitude; (iii) willful malfeasance or willful misconduct which is demonstrably injurious to the Company or its Affiliates (as defined); (iv) any act of fraud; (v) any material violation of the Company’s code of conduct; (vi) any material violation of the Company’s policies concerning harassment or discrimination; (vii) conduct that causes material harm to the business reputation of the Company or its Affiliates; or (viii) breach of the confidentiality, non-competition, or non-solicitation provisions of the change in control agreement.

“good reason” generally means (i) a material diminution in base salary or annual bonus opportunity; (ii) a material diminution in authority, duties, or responsibilities (including status, offices, titles and reporting requirements); (iii) a material change in the geographic location; (iv) the failure of the Company to pay compensation or benefits when due, or (v) any other action or inaction that constitutes a material breach by the Company of the change in control agreement.

“change in control” generally means any one of the following events: (a) any person becoming the beneficial owner of thirty percent (30%) or more of Company’s voting securities (other than as a result of certain issuances or open market purchases approved by incumbent directors); (b) the Company’s incumbent directors ceasing to constitute at least a majority of the board of directors; (c) the shareholders of the Company approving a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction, or the sale or other disposition of all or substantially all of the Company’s assets, unless immediately following such transaction, (i) all or substantially all of the beneficial owners of the Company’s voting securities prior to such transaction are the beneficial owners of more than 50% of the combined voting power of the securities of the surviving entity in the transaction, (ii) no person is the beneficial owner of 30% or more of the combined voting power of the surviving entity in the transaction and (iii) at least a majority of the members of the board of directors of the surviving entity are incumbent directors; or (d) approval by the Company’s shareholders of a complete liquidation and dissolution of the Company. The preceding was a summary of the definition of a change in control, so please refer to actual text of the definition as set forth in the change in control agreements.

Long-Term Incentive Awards
The award agreements under which our PRSU, RSU and stock option awards were issued describe the circumstances under which the awards will vest (or become non-forfeitable), if earlier than the stated date. The following is a general summary of the provisions applicable to the NEO awards that were unvested at December 31, 2025.
Upon the death or disability of a participant, a prorated portion of the award will generally vest. Upon a termination without cause, a similar prorated portion of the award will generally vest. For time-based RSUs and stock options, a retiring participant is eligible to receive the full award on the original vesting timeline if the participant is at the time of retirement at least 55 years of age and has at least 10 years of service with the Company, subject to provision of a release to the Company and compliance with two-year noncompetition and non-solicitation covenants. For PRSUs, a prorated portion of the award remains outstanding upon retirement based on service over the applicable performance period. PRSUs that vest after retirement remain subject to actual performance results in case of termination without cause or retirement, and are vested at target in case of death or disability. Unvested awards are forfeited upon a termination with cause or voluntary resignation.
In the case of a change in control, all awards are “double trigger” – if a change in control occurs, the award is continued or replaced with an award of comparable value, and the participant is subsequently terminated without cause within two years of the change in control, then the portion of the award that was unvested at the time of termination will be accelerated. If in connection with a change in control the award is not continued or replaced with an award of comparable value, then the unvested portion of the award would be accelerated upon the change in control without requiring termination of employment. PRSUs would vest at the greater of target level or estimated actual performance if otherwise payable upon a change in control.

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Executive Compensation
Under such long-term incentive award agreements, a “change in control” of the Company generally means, in accordance with Treasury Regulation Section 1.409A-3(i)(5), any of the following: (i) any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 30% of the total voting power of the stock of the Company; (ii) a majority of members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; (iii) any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to 50% of more of all of the assets of the Company immediately prior to such acquisition or acquisitions; or (iv) certain other business transactions affecting the Company.
Post-Termination Table
The table below shows an estimate of the amount of additional compensation that each of our NEOs would receive in the event of a termination or change in control, taking into consideration the circumstances of the termination and payments that the NEO would be entitled to under the various agreements described above. The amounts shown are generally categorized as follows: voluntary termination or termination for cause; involuntary termination without cause or by the executive for good reason; termination due to death or disability; qualified retirement (if eligible); and change in control (with and without termination). The amounts shown assume that such termination was effective as of December 31, 2025, and with reference to stock values on December 31, 2025. On December 31, 2025, the closing price of our Common Stock was $42.28 per share.
The table below includes additional benefits triggered by a termination and change in control only. Please see the following tables for details of the NEOs’ vested payments and benefits that they would be entitled to receive regardless of the occurrence of a termination or change of control:
•For PRSUs / RSUs / Stock Options – See “Outstanding Equity Awards at Fiscal 2025 Year-End Table”;
•For Pension Benefits – See “2025 Pension Benefits Table”; and
•For Nonqualified Deferred Compensation – See “2025 Nonqualified Deferred Compensation Table”.
The actual amounts that will be paid upon termination can only be determined at the time of the NEO’s termination from the Company. The following table shows the potential payments to our NEOs upon termination or change in control.

	Termination of Employment					Change in Control
	Voluntarily or for Cause	Involuntarily without Cause	Death	Disability	Retirement	Without Termination	With Termination
Scott A. Richardson
Cash Payments
Severance Payment(1)	$—	$5,223,875	$—	$—	$—	$—	$7,192,625
Equity Value
Stock Options(2)	—	—	—	—	—	—	—
RSUs(3)	—	—	—	—	—	—	—
PRSUs(4)	—	1,903,911	2,418,205	2,418,205	—	5,896,200	5,896,200
Benefits & Perquisites
Welfare Benefits Continuation(5)	—	45,396	—	—	—	—	45,396
Outplacement Services(6)	—	16,200	—	—	—	—	—
Reduction to Avoid Excise Tax(7)	—	—	—	—	—	—	—
Total	$—	$7,189,382	$2,418,205	$2,418,205	$—	$5,896,200	$13,134,221

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	Termination of Employment					Change in Control
	Voluntarily or for Cause	Involuntarily without Cause	Death	Disability		Without Termination	With Termination
Chuck B. Kyrish
Cash Payments
Severance Payment(1)	$—	$1,918,420	$—	$—	$—	$—	$3,248,420
Equity Value
Stock Options(2)	—	—	—	—	—	—	—
RSUs(3)	—	—	—	—	—	—	—
PRSUs(4)	—	556,828	618,683	618,683	—	1,582,414	1,582,414
Benefits & Perquisites
Welfare Benefits Continuation(5)	—	30,264	—	—	—	—	45,396
Outplacement Services(6)	—	16,200	—	—	—	—	—
Reduction to Avoid Excise Tax(7)	—	—	—	—	—	—	—
Total	$—	$2,521,712	$618,683	$618,683	$—	$1,582,414	$4,876,230

Mark C. Murray
Cash Payments
Severance Payment(1)	$—	$1,396,785	$—	$—	$—	$—	$2,394,285
Equity Value
Stock Options(2)	—	—	—	—	—	—	—
RSUs(3)	—	—	—	—	—	—	—
PRSUs(4)	—	499,115	684,809	684,809	—	1,445,257	1,445,257
Benefits & Perquisites
Welfare Benefits Continuation(5)	—	30,264	—	—	—	—	45,396
Outplacement Services(6)	—	16,200	—	—	—	—	—
Reduction to Avoid Excise Tax(7)	—	—	—	—	—	—	—
Total	$—	$1,942,364	$684,809	$684,809	$—	$1,445,257	$3,884,938

Todd L. Elliott
Cash Payments
Severance Payment(1)	$—	$1,624,939	$—	$—	$—	$—	$2,888,761
Equity Value
Stock Options(2)	—	—	—	—	—	—	—
RSUs(3)	—	—	—	—	—	—	—
PRSUs(4)	—	305,262	305,262	305,262	—	1,026,770	1,026,770
Benefits & Perquisites
Welfare Benefits Continuation(5)	—	30,264	—	—	—	—	45,396
Outplacement Services(6)	—	16,200	—	—	—	—	—
Reduction to Avoid Excise Tax(7)	—	—	—	—	—	—	—
Total	$—	$1,976,665	$305,262	$305,262	$—	$1,026,770	$3,960,927

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Executive Compensation

	Termination of Employment					Change in Control
	Voluntarily or for Cause	Involuntarily without Cause	Death	Disability		Without Termination	With Termination
Ashley B. Duffie
Cash Payments
Severance Payment(1)	$—	$1,579,264	$—	$—	$—	$—	$2,695,264
Cash Retention Award(8)	$—	$9,041	$—	$—	$—	$—	$9,041
Equity Value
Stock Options(2)	$—	$—	$—	$—	$—	$—	$—
RSUs(3)	$—	$32,767	$32,767	$32,767	$—	$280,063	$280,063
PRSUs(4)	$—	$383,987	$479,202	$479,202	$—	$1,130,060	$1,130,060
Benefits & Perquisites
Welfare Benefits Continuation(5)	$—	$30,264	$—	$—	$—	$—	$45,396
Outplacement Services(6)	$—	$16,200	$—	$—	$—	$—	$—
Reduction to Avoid Excise Tax(7)	—	—	—	—	—	—	—
Total	$—	$2,051,523	$511,969	$511,969	$—	$1,410,123	$4,159,824

(1)Reflects amounts that would be payable pursuant to our Executive Severance Benefits Plan and change in control agreements, as applicable as of December 31, 2025, and discussed above.
(2)Stock options vest in full upon a Change in Control if the award is not continued or replaced with an award of equivalent economic value. The numbers presented in the Change in Control scenarios assume that the awards are not continued or replaced with an award of equivalent economic value. To the extent the awards are continued or replaced with awards of equivalent economic value and the NEO remained employed following a Change in Control, the numbers shown in the Change in Control without termination column would be different.
In the event of other eligible termination events, generally a prorated amount will vest based on the portion of the service period that has lapsed. For stock options, an eligible retiree would receive the full award on the original vesting timeline, subject to provision of a release to the Company and compliance with two-year noncompetition and non-solicitation covenants. No values are presented in the table because the exercise prices of all outstanding stock options were in excess of the closing price of our Common Stock on December 31, 2025.
(3)Time-based RSUs vest in full upon a Change in Control if the award is not continued or replaced with an award of equivalent economic value. The numbers presented in the Change in Control scenarios assume that the awards are not continued or replaced with an award of equivalent economic value. To the extent the awards are continued or replaced with awards of equivalent economic value and the NEO remained employed following a Change in Control, the numbers shown in the Change in Control without termination column would be different.
In the event of other eligible termination events, generally a prorated amount will vest based on the portion of the service period that has lapsed. For time-based RSUs, an eligible retiree would receive the full award on the original vesting timeline, subject to provision of a release to the Company and compliance with two-year noncompetition and non-solicitation covenants.
(4)    Upon a Change in Control, PRSUs vest at the greater of target or estimated actual performance (target performance for 2023, 2024 and 2025 PRSUs has been assumed) if the award is not continued or replaced with an award of equivalent economic value. The numbers presented in the Change in Control scenarios assume that the awards are not continued or replaced with an award of equivalent economic value. To the extent the awards are continued or replaced with awards of equivalent economic value and the NEO remains employed following a Change in Control, the numbers shown in the Change in Control without termination column would be different.
    In the event of death or disability, a prorated amount of the unvested PRSUs would vest based on target performance.
    In the event the NEO is terminated without Cause, a prorated amount of the unvested PRSUs would remain outstanding and eligible to vest based on actual performance.
    In the event the NEO retires, a prorated amount of the unvested PRSUs would vest based on actual performance.

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(5)    Represents reimbursement of premiums for 12 months of medical and dental coverage continuation upon a termination in connection with a change in control as applicable, and the payment of COBRA premiums for a period of one year (1.5 years for Mr. Richardson) from the date of termination under our Executive Severance Benefits Plan, each based on 2025 rates. Actual reimbursement premiums will depend on each NEO’s elected medical and dental coverage and the current active employee monthly premium rate.
(6)    Upon termination by the Company without cause, each Executive would receive up to $16,200 in outplacement services.
(7)    The CIC Agreements provide for a “best net” feature which would reduce the parachute payments to the safe-harbor limit if it is more financially advantageous to the executive on an after-tax basis (taking into consideration federal, state and local income taxes, and the imposition of the excise tax). In the event it is more advantageous for the executive's payments to be reduced, the Company shall reduce or eliminate the payments by first reducing or eliminating those payments which are not payable in cash and then by reducing or eliminating cash payments, in each case in reverse order of when they would have otherwise been paid.
(8)    In the event Ms. Duffie is terminated without Cause, a prorated amount of the unvested portion of her one-time cash award will vest based on the portion of the vesting period that has lapsed.
CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of SEC Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our median-compensated employee and the annual total compensation of our CEO.
For the year ended December 31, 2025:
•the annual total compensation of our median-compensated employee, was $92,540; and
•the annual total compensation of our CEO, as reported in the Summary Compensation Table presented elsewhere in this Proxy Statement, was $10,137,072.
•based on this information, the ratio of the total compensation of our CEO to the annual total compensation of our median-compensated employee was 109.5 to 1.
As permitted under SEC rules, we are electing to use the same median employee identified for our 2023 CEO pay ratio disclosure for the year ended December 31, 2025. Since November 1, 2023, there have been no changes in the Company’s employee population or employee compensation arrangements that we believe would significantly impact the pay ratio disclosure, nor has there been any change in such median employee’s circumstances that we believe would cause such median employee’s compensation to no longer be reflective of our median pay.
We identified our median employee for 2023 using our employee population as of November 1, 2023. To identify our median employee, the methodology and the material assumptions, adjustments, and estimates that we used were as follows:
•We selected November 1, 2023 as the date upon which we would identify the “median employee” to allow sufficient time to identify the median employee given the global scope of our operations.
•We determined that, as of November 1, 2023, our employee population for pay ratio disclosure purposes consisted of approximately 12,403 individuals. We did not exclude any employees working outside of the U.S., and we did not use any statistical sampling techniques.
•To identify the median employee from our employee population, we used actual salary payments reflected in our payroll records, which we believe is a reasonable method of identifying the median employee. The substantial majority of our employees do not participate in annual bonus or long-term incentive programs, therefore we believe that excluding those programs from consideration does not meaningfully impact the identification of the median employee.
•In making these determinations, we annualized the compensation of all permanent employees who were hired in 2023 but did not work for us or our consolidated subsidiaries for the entire fiscal year. We did not make any cost-of-living adjustments in identifying the median employee.

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Executive Compensation
The CEO pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodologies and assumptions described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s total annual compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices, which were chosen from a wide range of permissible methodologies, estimates and assumptions. As a result, the CEO pay ratios reported by other companies, which may have employed other permitted methodologies, exclusions, estimates or assumptions, and which may have a significantly different work force structure, geographic locations, or compensation practices from ours, are likely not comparable to our CEO pay ratio.
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid (as computed in accordance with SEC rules) and certain financial performance of the Company. For information concerning the Company’s pay for performance philosophy and how the Company’s executive compensation aligns with the Company’s performance, refer to “Compensation Discussion and Analysis.”
Pay Versus Performance Table

					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO ($)(1)	“Compensation Actually Paid” to PEO ($)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(3)	Average “Compensation Actually Paid” to Non-PEO NEOs ($)(4)	Total Shareholder Return ($)(5)	Peer Group Total Shareholder Return ($)(6)	Net Income (millions) ($)(7)	Adjusted Earnings Per Share ($)(8)
2025	10,137,072	7,088,547	3,024,679	2,369,199	35.50	115.89	(1,165)	3.98
2024	12,795,946	(4,333,554)	3,166,373	483,184	57.97	118.84	(1,542)	8.18
2023	12,972,962	16,563,635	2,378,721	2,992,573	127.61	122.59	1,943	8.73
2022	10,967,783	(8,923,734)	2,671,920	(2,104,590)	81.97	112.10	1,890	15.84
2021	12,570,992	41,533,934	3,747,607	11,453,491	131.71	123.54	1,885	18.07
(1)Our Principal Executive Officer (PEO) for the year 2025 was Mr. Richardson. Our PEO for the years 2021, 2022, 2023, and 2024 was Lori J. Ryerkerk, our former Chair, CEO and President. The dollar amounts reported are the amounts of total compensation reported in our Summary Compensation Table.
(2)The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amount of compensation earned or realized by or paid to an NEO during the applicable year.

Year	Reported Summary Compensation Table Total for PEO	Year over Year Change in Present Value of Benefit under Defined Benefit Pension Plans	Reported Value of Equity Awards(a)	Equity Award Adjustments(b)	“Compensation Actually Paid” to PEO
2025	10,137,072	6,000	7,499,948	4,457,423	7,088,547
(a)The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

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Executive Compensation
(b)The amounts deducted or added in calculating the equity award adjustments for 2025 are set forth in the following table. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

Year	Year End Fair Value of Equity Awards Granted in the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Change in Fair Value from Prior Year End to Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value	Total Equity Award Adjustments
2025	5,113,299	(421,779)	—	(234,097)	—	—	4,457,423
(3)The dollar amounts reported represent the average of the amounts reported for the Company’s named executive officers (NEOs) as a group (excluding our CEO) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding our CEO) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2025, Mr. Kyrish, Mr. Murray, Mr. Elliott, and Ms. Duffie; (ii) for 2024, Mr. Richardson, Mr. Kyrish, Thomas F. Kelly, our former Senior Vice President, Engineered Materials, and Mr. Murray; (iii) for 2023, Mr. Richardson, Mr. Kyrish, Mr. Kelly, Mr. Murray, Ms. Duffie, and Anne L. Puckett, our Former Senior Vice President, General Counsel and Corporate Secretary; (iv) for 2022, Mr. Richardson, Mr. Kelly, John G. Fotheringham, our Former Senior Vice President, Acetyls, and Ms. Puckett; and (v) for 2021, Mr. Richardson, Mr. Kelly, Mr. Fotheringham and Ms. Puckett.
(4)The dollar amounts reported represent the average amount of “compensation actually paid” to the NEOs as a group (excluding our CEO), as computed in accordance with SEC rules. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding our CEO) during the applicable year. In accordance with the SEC rules, the following adjustments were made to average total compensation for the NEOs as a group (excluding our CEO) for 2025 to determine the compensation actually paid, using the same methodology described above in Note 2:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Year over Year Change in Present Value of Benefit under Defined Benefit Pension Plans	Average Reported Value of Equity Awards	Average Equity Award Adjustments(a)	Average “Compensation Actually Paid” to Non-PEO NEOs
2025	3,024,679	2,750	1,699,952	1,047,222	2,369,199
(a)The amounts deducted or added in calculating the total average equity award adjustments for 2025 are as follows:

Year	Average Year End Fair Value of Equity Awards Granted in the Year	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Average Change in Fair Value from Prior Year End to Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value	Total Average Equity Award Adjustments
2025	1,186,445	(95,485)	—	(43,738)	—	—	1,047,222
(5)Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end of each applicable fiscal year and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period (December 31, 2020).
(6)Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the Dow Jones (US) Chemical Index.
(7)The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

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Executive Compensation
(8)The CMDC has selected Adjusted EPS as the Company-Selected Financial Measure representing the most important financial measure used to link performance to pay in 2025. For 2025, Adjusted EPS was the most heavily weighted metric in our PRSU design, and under our pay-for-performance approach PRSUs represent a significant portion of the NEOs’ compensation. Adjusted EPS is a non-U.S. GAAP financial measure. See “Exhibit A” for information concerning this measure including a definition and reconciliation to the most comparable U.S. GAAP financial measure.

Financial Performance Measures
The most important financial performance measures used by the Company to link executive “compensation actually paid” to the Company’s NEOs in 2025 to the Company’s performance are listed below. These metrics are further described in “Compensation Discussion and Analysis — Compensation Decisions — Annual Incentive Plan Awards” and “— Long Term Incentive Compensation.”

Most Important Performance Measures
s	Adjusted EPS
s	Operating EBITDA
s	ROCE
s	Free Cash Flow
Description of Certain Relationships of Information Presented in the Pay Versus Performance Table
The Company uses several performance measures to align executive compensation with Company performance, which are described in “Compensation Discussion and Analysis — Compensation Philosophy and Elements of Pay” and “— Compensation Decisions”. Not all of these measures are presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and does not specifically align the Company’s performance measures with “compensation actually paid” (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.
Total Shareholder Return: Company versus Peer Group (Dow Jones US Chemicals Index) and (2) "Compensation Actually Paid” versus Company Total Shareholder Return
Our CEO and other NEOs’ “compensation actually paid” amounts are generally aligned with the trend in our TSR performance, as shown in the chart below. This is primarily because “compensation actually paid” is significantly impacted by year-over-year changes in stock prices due to the significant portion of each NEO’s compensation that is equity-based.

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Executive Compensation
“Compensation Actually Paid” versus GAAP Net Income and Adjusted EPS
The CMDC has selected Adjusted EPS as the Company-Selected Measure representing the most important financial measure used to link performance to pay in 2025. The CMDC does not use GAAP net income to make decisions regarding compensation levels or design, or incentive plan payouts.

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Questions and Answers about the Annual Meeting
QUESTIONS AND ANSWERS
Annual Meeting Information
1. What is the purpose of the Annual Meeting?
At our Annual Meeting, shareholders will vote upon several important Company matters, including the election of directors. In addition, following our meeting, our management will be available to respond to questions from shareholders.
2. How do I attend and participate in the Annual Meeting?

IMPORTANT NOTE: If you plan to attend the Annual Meeting virtually, you must follow these instructions to gain access to the meeting.
This year’s Annual Meeting will be held as a “virtual meeting.” To attend, participate in, vote, and submit questions during the annual meeting, shareholders will need to log-in to the virtual meeting at www.virtualshareholdermeeting.com/CE2026 using the 16-digit control number found on the proxy card, voting instruction form, or Notice of Internet Availability made available to shareholders entitled to vote at the 2026 Annual Meeting. Beneficial owners whose voting instruction form or Notice of Internet Availability does not indicate that their shares may be voted through the www.proxyvote.com website should contact their bank, broker or other nominee (preferably at least 5 days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in or vote at the Annual Meeting.
The live webcast of the 2026 Annual Meeting will begin promptly at 1:00 p.m. Central Time. Online access to the audio webcast will open 15 minutes prior to the start of the 2026 Annual Meeting. We encourage shareholders wishing to attend the meeting to access the meeting in advance of the designated start time and test their device’s audio system.
Beginning 15 minutes prior to, and during, the 2026 Annual Meeting, technical support will be available to assist shareholders with any technical difficulties they may have accessing or hearing the virtual meeting. Shareholders encountering any difficulties accessing, or during, the virtual meeting, please call the technical support team number that will be posted on the virtual meeting website’s login page.
In addition, any person may access the audio webcast of and listen to, but not participate in, ask questions or vote at, the 2026 Annual Meeting by logging on at the virtual meeting site www.virtualshareholdermeeting.com/CE2026.
Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance so that your vote will be counted if you later decide not to, or are unable to, attend the Annual Meeting.
3. What different methods can I use to vote?
See page 2 for additional information about how to vote.
By Telephone or Internet. All shareholders of record can submit a proxy through the Internet, using the procedures and instructions described on the Notice of Internet Availability or proxy card, or by touch tone telephone within the U.S., U.S. territories and Canada, using the toll-free telephone number on the notice or proxy card. Beneficial owners may submit a proxy through the Internet or by telephone if their bank, broker or other nominee makes those methods available, in which case the bank, broker or other nominee will include the instructions on the Notice of Internet Availability or voting instruction form that it provides with the proxy materials. The Internet and telephone proxy submission procedures are designed to authenticate shareholders’ identities, to allow shareholders to submit

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Questions and Answers about the Annual Meeting
their proxies and to confirm that their voting instructions have been recorded properly.
By Written Proxy. All shareholders of record can submit their voting instructions by written proxy card. If you are a shareholder of record and receive a Notice of Internet Availability, you may request a written proxy card by following the instructions included in the notice. If you are a beneficial owner, you may request a written proxy card or a voting instruction form from your bank, broker or other nominee.
At the meeting. All shareholders as of the record date (February 23, 2026) who attend the virtual annual meeting may vote at the meeting.
If you have questions or require assistance with voting your shares, or if you need additional copies of the proxy materials, please contact Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York 10022. Shareholders may call toll free: (877) 456-3524.
4. How can I submit questions for the Annual Meeting?
Shareholders will be able to submit questions in advance of the 2026 Annual Meeting. Beginning 15 minutes prior to and ending at the start of the 2026 Annual Meeting, shareholders may submit questions through the virtual meeting website at www.virtualshareholdermeeting.com/CE2026. After the business portion of the 2026 Annual Meeting concludes and the meeting is adjourned, the Company intends to answer all questions submitted during the meeting that are pertinent to the Company and the items being brought before the shareholder vote at the 2026 Annual Meeting, as time permits and in accordance with our Rules of Conduct for the 2026 Annual Meeting. To promote fairness and efficient conduct of the meeting, we will respond to no more than two questions from any single shareholder.
The Agenda and the Rules of Conduct for the 2026 Annual Meeting will be available beginning 15 minutes prior to, and during, the 2026 Annual Meeting, at www.virtualshareholdermeeting.com/CE2026.
Answers to any appropriate questions that are not addressed during the meeting will be posted following the meeting on our website at https://investors.celanese.com under the heading “News & Events – Annual Meeting”. Questions and answers may be grouped by topic and substantially similar questions answered only once.
5. What are my voting choices for each of the proposals to be voted on at the 2026 Annual Meeting and what are the voting standards?

Proposal	Voting Choices and Board Recommendation		Voting Standard
Item 1: Election of Directors	•	Vote in favor of all or specific nominees;	Majority of votes cast
	•	Vote against all or specific nominees; or
	•	Abstain from voting with respect to all or specific nominees.
The Board recommends a vote FOR each of the Director nominees.

Item 2: Ratification of the Selection of KPMG LLP as Independent Registered Public Accounting Firm	•	Vote in favor of the ratification;	Majority of the shares of Common Stock present in person or represented by proxy and entitled to vote
	•	Vote against the ratification; or
	•	Abstain from voting on the ratification.
The Board recommends a vote FOR the ratification.

Item 3: Advisory Vote to Approve Executive Compensation	•	Vote in favor of the advisory proposal;	Majority of the shares of Common Stock present in person or represented by proxy and entitled to vote
	•	Vote against the advisory proposal; or
	•	Abstain from voting on the advisory proposal.
The Board recommends a vote FOR the advisory vote to approve executive compensation.

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Questions and Answers about the Annual Meeting
6. Could any additional proposals be raised at the Annual Meeting?
Management does not know of any items, other than those referred to in the accompanying Notice of Annual Meeting or other matters incident to the conduct of the meeting, that may properly come before the meeting. As to any other item or proposal that may properly come before the meeting, including voting on a proposal omitted from this proxy statement pursuant to the rules of the SEC, it is intended that proxies will be voted in accordance with the discretion of the proxy holders. See the response to question 22 for how to submit a proposal for action at the 2027 Annual Meeting of Shareholders.
7. What if I am unable to attend the Annual Meeting?
All shareholders are encouraged to vote in advance of the meeting by one of the means addressed above. A webcast playback of the 2026 Annual Meeting will be available to the public at www.virtualshareholdermeeting.com/CE2026 within approximately 24 hours after the completion of the meeting.
8. What information is included on the Annual Meeting page of the Company’s website?
The Annual Meeting page of our website allows our shareholders to (a) easily access the Company’s proxy materials for the Annual Meeting, (b) submit a proxy through the Internet, and (c) learn more about our Company. Go to https://investors.celanese.com, and choose “Annual Meeting” under “News & Events”.
Proxy Materials and Voting Information
9. What is the difference between holding shares as a shareholder of record and as a beneficial owner?
If your shares are registered directly in your name with the Company’s registrar and transfer agent, Computershare Trust Company, N.A. (“Computershare”), you are considered a shareholder of record with respect to those shares. If your shares are held in a bank or brokerage account or through another nominee, you are considered the “beneficial owner” of those shares.
10. What is the process to vote if I hold shares through the Celanese 401(k) savings plan?
If you are a Company employee and hold shares of Common Stock in our 401(k) savings plan, it is important that you direct the plan’s trustee how to vote your shares. If you hold shares of Common Stock in the Celanese Americas Retirement Savings Plan administered by Fidelity or a successor and do not vote your shares or specify your voting instructions on your proxy card, the trustee of the plan will vote your shares in the same proportion as the shares for which they have received voting instructions, unless contrary to ERISA. To allow sufficient time for voting by the trustee, your voting instructions must be received by April 13, 2026.

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Questions and Answers about the Annual Meeting
11. What if I am a shareholder of record and do not specify a choice for a matter when returning a proxy?
Shareholders should specify their choice for each matter on the proxy card. If no specific instructions are given, proxies which are signed and returned will be voted:

●	FOR the election of all director nominees as set forth in this Proxy Statement;
●	FOR the proposal to ratify the selection of KPMG LLP as independent registered public accounting firm; and
●	FOR the advisory vote to approve executive compensation.
12. What if I am a beneficial owner and do not give voting instructions to my broker?
As a beneficial owner, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee. If you do not provide voting instructions to your bank, broker or other nominee, whether your shares can be voted by such person depends on the type of item being considered for vote. Brokers are not permitted to vote on certain proposals (including the election of directors), and may elect not to vote on any of the proposals, unless you provide voting instructions. If you do not provide voting instructions and the broker elects to vote your shares on some but not all matters, it will result in a “broker non-vote” for the matters on which the broker does not vote.
13. How are abstentions and broker non-votes counted?
Abstentions and broker non-votes are included in determining whether a quorum is present, but they are not considered as votes cast and will not be included with respect to determining the outcome of the vote on director elections. With respect to the proposal to ratify the selection of KPMG LLP as independent registered public accounting firm, the advisory vote to approve executive compensation, and any other matters properly presented at the meeting, abstentions will count in the denominator and broker non-votes will not be included in determining the vote on the particular proposal.
14. What can I do if I change my mind after I vote my shares?
Shareholders can revoke a proxy prior to the completion of voting at the meeting by:

●	giving written notice to the Corporate Secretary of the Company;
●	delivering a later-dated proxy; or
●	voting at the virtual meeting.
If a broker, bank or other nominee holds your shares, you must contact them in order to find out how to revoke or change your vote.
15. Can I access the proxy materials on the Internet? How can I sign up for the electronic proxy delivery service?
The Notice of Annual Meeting, this Proxy Statement and the 2025 Annual Report are available at www.proxyvote.com. In addition, shareholders are able to access these documents on the Annual Meeting page of our website, https://investors.celanese.com, by clicking “News & Events”. Instead of receiving future copies of our notice of annual meeting, proxy statement and annual report by mail, shareholders of record and most beneficial owners can elect to receive an e-mail that will provide electronic links to these documents. Opting to receive your

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Questions and Answers about the Annual Meeting
proxy materials online will save us the cost of producing and mailing documents, and also will give you an electronic link to the proxy voting site.
Shareholders of Record. If you submit your proxy over the Internet, simply follow the prompts for enrolling in the electronic shareholder document delivery service. You also may enroll in this service at any time in the future by going directly to www.proxyvote.com and following the enrollment instructions.
Beneficial Owners. If you hold your shares in a bank or brokerage account, you also may have the opportunity to receive copies of these documents electronically. Please check the information in the proxy materials provided to you by your bank, broker or other nominee regarding the availability of this service.
16. Are votes confidential? Who counts the votes?
We will continue our long-standing practice of holding the votes of all shareholders in confidence from directors, officers and employees except:

●	as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company;
●	in the case of a contested proxy solicitation;
●	if a shareholder makes a written comment on the proxy card or otherwise communicates his or her vote to management; or
●	to allow the independent inspector of election to certify the results of the vote.
We also will continue, as we have for many years, to retain an independent tabulator to receive and tabulate the proxies and an independent inspector of election to certify the results.
17. How are proxies solicited and what is the cost?
We bear all expenses incurred in connection with the solicitation of proxies. We have engaged Innisfree M&A Incorporated to assist with the solicitation of proxies for a fee of $25,000. We have also agreed to reimburse Innisfree M&A Incorporated for certain expenses and to indemnify Innisfree M&A Incorporated against certain losses and expenses. We will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of Common Stock.
Our directors, officers and employees also may solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities.
18. What is householding?
As permitted by the 1934 Act, only one copy of this Proxy Statement and our 2025 Annual Report is being delivered to shareholders residing at the same address who have the last same name, who we reasonably believe to be members of the same family or from whom we have previously received written consent to such a delivery unless, in each case, those shareholders have notified the Company of their desire to receive multiple copies of the Proxy Statement and our 2025 Annual Report. This is known as householding.
Even if the shareholders residing at the same address have received only one Proxy Statement and our 2025 Annual Report, each of those shareholders will receive a separate proxy card with which to submit their voting instructions by proxy as to that shareholder’s shares. It is important that each shareholder receiving a proxy card, sign, date, and return each proxy card received, submit their proxy via the internet or by phone in accordance with the instructions appearing on the proxy card or vote at the annual meeting.
The Company will promptly deliver, upon oral or written request, a separate copy of the Proxy Statement and our 2025 Annual Report to any shareholder residing at an address to which only one copy of the Proxy Statement and our 2025 Annual Report was mailed. Requests for additional copies of the Proxy Statement and our 2025 Annual Report or for a copy of our proxy statements and annual reports in future years to be delivered to each shareholder

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Questions and Answers about the Annual Meeting
residing at an address should be directed to the Corporate Secretary at the address listed in the response to question 22.
Beneficial owners residing at the same address should contact their bank, broker or other nominee if they do not wish to receive multiple copies of our proxy statements and annual reports to shareholders or if they are receiving only one copy and want to receive multiple copies of the Proxy Statement and our 2025 Annual Report and our proxy statements and annual reports to shareholders in future years. Each beneficial owner residing at the same address will receive a voting instruction form from their bank, broker or other nominee with which to direct how that beneficial owner’s shares are to be voted. It is important that each beneficial owner receiving a voting instruction form, sign, date, and return each voting instruction form received, submit such beneficial owner’s voting instructions by internet or phone if their bank, broker or other nominee makes such means of voting available, or vote at the annual meeting, in each case, in accordance with the instructions appearing on the voting instruction form.
19. Will you make a list of shareholders entitled to vote at the Annual Meeting available?
We will make available a list of shareholders of record as of the record date for inspection by shareholders or for any purpose germane to the meeting during normal business hours from April 6 through April 15, 2026 at 222 W. Las Colinas Blvd., Suite 900N, Irving, TX 75039.
Company Documents, Communications and Shareholder Proposals
20. How can I view or request copies of the Company’s corporate documents and SEC filings?
The Company’s website contains the Company’s certificate of incorporation, by-laws, corporate governance guidelines, Board committee charters, Code of Business Conduct and the Company’s SEC filings. To view these documents, go to our website, https://investors.celanese.com, and click “Corporate Governance.” To view the Company’s SEC filings, including Forms 3, 4 and 5 filed by the Company’s directors and executive officers, go to https://investors.celanese.com, and click “Financial Information.”
We will promptly deliver free of charge, upon request, a copy of the corporate governance guidelines, Board committee charters or Code of Business Conduct or our most recent Form 10-K or Annual Report to any shareholder requesting a copy. Requests should be directed to the Company’s Corporate Secretary, Celanese Corporation, 222 W. Las Colinas Blvd., Suite 900N, Irving, TX 75039.
21. How can I communicate with the directors?
Communications can be addressed to directors in care of the Corporate Secretary, Celanese Corporation, 222 W. Las Colinas Blvd., Suite 900N, Irving, TX 75039. At the direction of the Board, all mail received may be opened and screened for security purposes. All mail, other than trivial, obscene, unduly hostile, threatening, advertising, illegal or similarly unsuitable items, will be forwarded. Mail addressed to a particular director or Board committee will be forwarded or delivered to that director or the chair of such committee, respectively. Mail addressed to “Board of Directors”, “Outside Directors” or “Non-Employee Directors” will be forwarded or delivered to the Chair of the Board.

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Questions and Answers about the Annual Meeting
22. How do I submit a proposal for action or nominate individuals for election as directors at the 2027 Annual Meeting of Shareholders?
Any shareholder who wishes to present a proposal, director nomination, or other business at 2027 Annual Meeting of Shareholders, must comply with applicable SEC requirements and provisions of our by-laws (including the associated deadlines) which are summarized in the table below.

Submission Type	Applicable Rules and Requirements	Deadline
Shareholder proposals for inclusion in next year’s annual meeting proxy materials	SEC Rule 14a-8	No later than the close of business (5:30 p.m. Central Time) on November 4, 2026
Proxy Access Director Nominees	Section 2.03(B) of our by-laws	Between October 5, 2026 and the close of business on November 4, 2026
Notice Provision for Other Items of Business or non-Proxy Access Director Nominees *Includes information required under Rule 14a-19	Section 2.03(A) of our by-laws*
Between December 17, 2026 and the close of business on January 16, 2027 (assuming we do not change the date of our 2027 Annual Meeting of Shareholder to be more than 30 days from the first anniversary date of our 2026 Annual Meeting)

Any proposal for action to be presented by any shareholder at the 2027 Annual Meeting of Shareholders will be deemed timely submitted only if submitted in accordance with the applicable deadlines. In addition, the shareholder proponent, or a representative who is qualified under state law, must appear in person at the 2027 Annual Meeting of Shareholders to present such proposal or nomination.
Any such submission will be acted upon only if timely notice of the proposal or nomination is delivered in writing to the attention of the Corporate Secretary, Celanese Corporation, 222 W. Las Colinas Blvd., Suite 900N, Irving, TX 75039. We will not entertain any director nominations or other proposals from our shareholders at the 2027 Annual Meeting of Shareholders that do not meet the timing, disclosure, procedural and other requirements set forth in applicable SEC rules and/or our by-laws.
23. How do I submit a recommendation for a director nominee?
The NCG Committee will consider recommendations for director nominees made by shareholders. Shareholder recommendations should be sent to: Celanese Corporation, Board of Directors, 222 W. Las Colinas Blvd., Suite 900N, Irving, Texas 75039, Attn: Corporate Secretary. Generally, recommended candidates are considered at the first or second board meeting held prior to the annual meeting of shareholders.
The NCG Committee considers individuals recommended by shareholders in the same manner and to the same extent as it considers director nominees identified by other means. The chair of the NCG Committee will make exploratory contacts with those nominees whose skills, experiences, qualifications and personal attributes satisfy those that the NCG Committee has identified as essential for a nominee to possess, as described above. Then, an opportunity will be arranged for the members of the NCG Committee or as many members as can do so to meet any nominee so identified by the NCG for further consideration. The NCG Committee will then choose whether to recommend a nominee to the Board of Directors for consideration and appointment. Board members appointed in this manner will serve, absent unusual circumstances, until their election by our shareholders at the next annual meeting of shareholders.
The Annual Report on Form 10-K for the year ended December 31, 2025 includes our financial statements for the year ended December 31, 2025. We have furnished the 2025 Annual Report on Form 10-K to all shareholders as part of our Annual Report. The Annual Report on Form 10-K does not form any part of the material for the solicitation of proxies.

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Questions and Answers about the Annual Meeting
On behalf of the Board of Directors of Celanese Corporation

Ashley B. Duffie
Vice President, General Counsel
and Corporate Secretary
March 4, 2026

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Exhibit A
Exhibit A
Non-U.S. GAAP Financial Measures

Definitions and Rationale
This Proxy Statement contains information regarding operating EBITDA, adjusted EBIT, free cash flow, adjusted earnings per share, and return on invested capital (adjusted) which are non-GAAP financial measures used by the Company. These measures are not recognized in U.S. GAAP and should not be viewed as alternatives to U.S. GAAP measures of performance. Non-GAAP financial measures are provided as additional information to shareholders, investors, analysts and other parties as the Company believes them to be important supplemental measures for assessing our financial and operating results and as a means to evaluate our financial condition and period-to-period comparisons. These non-GAAP financial measures should be viewed as supplemental to, and should not be considered in isolation or as alternatives to, net earnings (loss), operating profit (loss), cash flow from operating activities (together with cash flow from investing and financing activities), earnings per share or any other U.S. GAAP financial measure. These non-GAAP financial measures should be considered within the context of our complete audited and unaudited financial results for the given period, which are available on the Financial Information/Financial Document Library page of our website, https://investors.celanese.com. The definition and method of calculation of the non-GAAP financial measures used herein may be different from other companies’ methods for calculating measures with the same or similar titles. Investors, analysts and other parties should understand how another company calculates such non-GAAP financial measures before comparing the other company’s non-GAAP financial measures to any of our own. These non-GAAP financial measures may not be indicative of the historical operating results of the Company nor are they intended to be predictive or projections of future results.
Adjusted EBIT is a performance measure used by the Company and is defined by the Company as net earnings (loss) attributable to Celanese Corporation, plus (earnings) loss from discontinued operations, less interest income, plus interest expense, plus refinancing expense and taxes, and further adjusted for Certain Items. We believe that adjusted EBIT provides transparent and useful information to management, investors, analysts and other parties in evaluating and assessing our primary operating results from period-to-period after removing the impact of unusual, non-operational or restructuring-related activities that affect comparability. Our management recognizes that adjusted EBIT has inherent limitations because of the excluded items. Adjusted EBIT is one of the measures management uses for planning and budgeting, monitoring and evaluating financial and operating results and as a performance metric in the Company’s incentive compensation plan. Adjusted EBIT margin is defined by the Company as adjusted EBIT divided by net sales. Adjusted EBIT margin has the same uses and limitations as adjusted EBIT.
Operating EBITDA is a performance measure used by the Company and is defined by the Company as net earnings (loss) attributable to Celanese Corporation, plus (earnings) loss from discontinued operations, less interest income, plus interest expense, plus refinancing expense, taxes and depreciation and amortization, and further adjusted for Certain Items, which Certain Items include accelerated depreciation and amortization expense. Operating EBITDA is equal to adjusted EBIT plus depreciation and amortization. We believe that operating EBITDA provides transparent and useful information to investors, analysts and other parties in evaluating our operating performance relative to our peer companies.
Adjusted earnings per share is a performance measure used by the Company and is defined by the Company as earnings (loss) from continuing operations attributable to Celanese Corporation, adjusted for income tax (provision) benefit, Certain Items, and refinancing and related expenses, divided by the number of basic common shares and dilutive restricted stock units and stock options calculated using the treasury method. We believe that adjusted earnings per share provides transparent and useful information to management, investors, analysts and other parties in evaluating and assessing our primary operating results from period-to-period after removing the impact of the

Celanese 2026 / Notice of Annual Meeting and Proxy Statement / A-1

Exhibit A
above stated items that affect comparability and as a performance metric in the Company’s incentive compensation plan.
Note: The income tax expense (benefit) on Certain Items (“Non-GAAP adjustments”) is determined using the applicable rates in the taxing jurisdictions in which the Non-GAAP adjustments occurred and includes both current and deferred income tax expense (benefit). The income tax rate used for adjusted earnings per share approximates the midpoint in a range of forecasted tax rates for the year. This range may include certain partial or full-year forecasted tax opportunities and related costs, where applicable, and specifically excludes changes in uncertain tax positions, discrete recognition of GAAP items on a quarterly basis, other pre-tax items adjusted out of our GAAP earnings for adjusted earnings per share purposes and changes in management’s assessments regarding the ability to realize deferred tax assets for GAAP. In determining the adjusted earnings per share tax rate, we reflect the impact of foreign tax credits when utilized, or expected to be utilized, absent discrete events impacting the timing of foreign tax credit utilization. We analyze this rate quarterly and adjust it if there is a material change in the range of forecasted tax rates; an updated forecast would not necessarily result in a change to our tax rate used for adjusted earnings per share. The adjusted tax rate is an estimate and may differ from the actual tax rate used for GAAP reporting in any given reporting period. The estimated GAAP rate excludes discrete recognition of GAAP items due to our inability to forecast such items. As part of the year-end reconciliation, we will update the reconciliation of the GAAP effective tax rate to the adjusted tax rate for actual results.
Free cash flow is a liquidity measure used by the Company and is defined by the Company as net cash provided by (used in) operations, less capital expenditures on property, plant and equipment, and adjusted for contributions from or distributions to our noncontrolling interest joint ventures. We believe that free cash flow provides useful information to management, investors, analysts and other parties in evaluating the Company’s liquidity and credit quality assessment because it provides an indication of the long-term cash generating ability of our business. Although we use free cash flow as a measure to assess the liquidity generated by our business, the use of free cash flow has important limitations, including that free cash flow does not reflect the cash requirements necessary to service our indebtedness, lease obligations, unconditional purchase obligations or pension and postretirement funding obligations.
Return on invested capital (adjusted) is defined by the Company as adjusted EBIT, tax effected using the adjusted tax rate, divided by the sum of the average of beginning and end of the year short- and long-term debt and Celanese Corporation shareholders’ equity. We believe that return on invested capital (adjusted) provides useful information to management, investors, analysts and other parties in order to assess our income generation from the point of view of our shareholders and creditors who provide us with capital in the form of equity and debt and whether capital invested in the Company yields competitive returns.
The most directly comparable financial measure presented in accordance with U.S. GAAP in our consolidated financial statements for adjusted EBIT and operating EBITDA is net earnings (loss) attributable to Celanese Corporation; for adjusted EBIT margin is operating margin; for adjusted earnings per share is earnings (loss) from continuing operations attributable to Celanese Corporation per common share-diluted; for free cash flow is net cash provided by (used in) operations; and for return on invested capital (adjusted) is net earnings (loss) attributable to Celanese Corporation divided by the sum of the average of beginning and end of the year short- and long-term debt and Celanese Corporation shareholders' equity.
Certain prior period amounts have been revised to correct for certain prior period immaterial errors. For more information, see our Annual Report on Form 10-K for the year ended December 31, 2025.

Celanese 2026 / Notice of Annual Meeting and Proxy Statement / A-2

Exhibit A
Adjusted EBIT and Operating EBITDA - Reconciliation of Non-GAAP Measures - Unaudited

	Year Ended December 31,
	2025		2024
	(In $ millions, except percentages)
Net sales	9,544		10,268

Net earnings (loss) attributable to Celanese Corporation	(1,165)		(1,542)
(Earnings) loss from discontinued operations	21		8
Interest income	(24)		(33)
Interest expense	701		676
Refinancing expense	68		—
Income tax provision (benefit)	(90)		507
Certain items attributable to Celanese Corporation(1)	1,639		2,009
Adjusted EBIT / Adjusted EBIT Margin	1,150	12.0%	1,625	15.8%
Depreciation and amortization expense(2)	743		728
Operating EBITDA	1,893		2,353

	Year Ended December 31,
	2023		2022		2021
	(In $ millions, except percentages)
Net sales	10,926		9,668		8,531

Net earnings (loss) attributable to Celanese Corporation	1,943		1,890		1,885
(Earnings) loss from discontinued operations	9		8		22
Interest income	(39)		(69)		(8)
Interest expense	720		405		91
Refinancing expense	7		—		9
Income tax provision (benefit)	(795)		(490)		329
Certain items attributable to Celanese Corporation(1)	(114)		422		139
Adjusted EBIT / Adjusted EBIT Margin	1,731	15.8%	2,166	22.4%	2,467	28.9%
Depreciation and amortization expense(2)	691		446		362
Operating EBITDA	2,422		2,612		2,829
(1)Information about Certain items is included in the Company’s Non-GAAP Financial Measures and Other Information document available on the Financial Information/Financial Document Library page of our website, investors.celanese.com, and is also available as Exhibit 99.2 to our Form 8-K furnished to the SEC on February 17, 2026.
(2)Excludes accelerated depreciation and amortization expense, which amounts are included in Certain Items above.

Celanese 2026 / Notice of Annual Meeting and Proxy Statement / A-3

Exhibit A
Adjusted Earnings (Loss) Per Share - Reconciliation of a Non-GAAP Measure - Unaudited

	Year Ended December 31,				Year over Year Change
	2025		2024
		per share		per share
	(In $ millions, except per share data and percentages)
Earnings (loss) from continuing operations attributable to Celanese Corporation	(1,144)	(10.44)	(1,534)	(14.04)	(25.6)%
Income tax provision (benefit)	(90)		507
Earnings (loss) from continuing operations before tax	(1,234)		(1,027)
Certain items attributable to Celanese Corporation(1)	1,639		2,009
Refinancing and related expenses	68		—
Adjusted earnings (loss) from continuing operations before tax	473		982
Income tax (provision) benefit on adjusted earnings(3)	(36)		(88)
Adjusted earnings (loss) from continuing operations(4)	437	3.98	894	8.18	(51.3)%

	Diluted shares (in millions)(5)
Weighted average shares outstanding	109.5		109.3
Incremental shares attributable to equity awards	0.2		—
Total diluted shares	109.7		109.3

	Year Ended December 31,
	2023		2022		2021
		per share		per share		per share
	(In $ millions, except per share data)
Earnings (loss) from continuing operations attributable to Celanese Corporation	1,952	17.85	1,898	17.38	1,907	17.01
Income tax provision (benefit)	(795)		(490)		329
Earnings (loss) from continuing operations before tax	1,157		1,408		2,236
Certain items attributable to Celanese Corporation(1)	(114)		422		139
Refinancing and related expenses	7		158	(2)	9
Adjusted earnings (loss) from continuing operations before tax	1,050		1,988		2,384
Income tax (provision) benefit on adjusted earnings(3)	(95)		(258)		(358)
Adjusted earnings (loss) from continuing operations(4)	955	8.73	1,730	15.84	2,026	18.07

	Diluted shares (in millions)(5)
Weighted average shares outstanding	108.8		108.4		111.2
Incremental shares attributable to equity awards	0.6		0.8		0.9
Total diluted shares	109.4		109.2		112.1
(1)Information about Certain items is included in the Company’s Non-GAAP Financial Measures and Other Information document available on the Financial Information/Financial Document Library page of our website, investors.celanese.com, and is also available as Exhibit 99.2 to our Form 8-K furnished to the SEC on February 17, 2026.
(2)Includes net interest expense and certain fees related to debt issued as part of our acquisition of the M&M Business.
(3)The adjusted effective tax rates for the years ended December 31, 2025, 2024, 2023, 2022 and 2021 are detailed in the Adjusted Tax Rate table below.

Celanese 2026 / Notice of Annual Meeting and Proxy Statement / A-4

Exhibit A
(4)Excludes the immediate recognition of actuarial gains and losses and the impact of actual vs. expected plan asset returns.

	Actual Plan Asset Returns	Expected Plan Asset Returns
	(In percentages
2025	7.8	5.3
2024	2.5	5.3
2023	8.1	5.2
2022	(18.4)	5.4
2021	1.1	6.3
(5)Potentially dilutive shares are included in the adjusted earnings per share calculation when adjusted earnings are positive.
Adjusted Tax Rate - Reconciliation of a Non-GAAP Measure - Unaudited

	Year Ended December 31,
	2025	2024	2023		2022		2021
	(In percentages)
US GAAP effective tax rate	7	(50)	(69)		(35)		15
Discrete quarterly recognition of GAAP items(1)	17	1	2		(5)		(2)
Tax impact of other charges and adjustments(2)	(12)	98	(3)		9		(1)
Utilization of foreign tax credits	—	—	—		—		(1)
Changes in valuation allowances, excluding impact of other charges and adjustments(3)	(12)	(40)	14		(1)		3
Other, includes effect of discrete current year transactions(4)	8	—	65	(5)	45	(5)	1
Adjusted tax rate	8	9	9		13		15
(1)Such as changes in tax laws (including US tax reform), deferred taxes on outside basis differences, changes in uncertain tax positions and prior year audit adjustments.
(2)Reflects the tax impact on pre-tax adjustments presented in Certain Items, which are excluded from pre-tax income for adjusted earnings per share purposes. Information about Certain items is included in the Company’s Non-GAAP Financial Measures and Other Information document available on the Financial Information/Financial Document Library page of our website, investors.celanese.com, and is also available as Exhibit 99.2 to our Form 8-K furnished to the SEC on February 17, 2026.
(3)Reflects changes in valuation allowances related to changes in judgment regarding the realizability of deferred tax assets or current year operations, excluding other charges and adjustments.
(4)Includes tax impacts related to full-year actual tax opportunities and related costs, as well as current year realization of U.S. GAAP benefits deferred in prior years.
(5)Includes the reversal of certain U.S. GAAP deferred tax benefits related to non-recurring internal restructuring transactions related to the M&M Acquisition, to centralize ownership of intellectual property with the business and to facilitate future deployment of cash to service acquisition indebtedness. Certain benefits of the internal restructuring will be realized in future periods for adjusted earnings purposes.

Celanese 2026 / Notice of Annual Meeting and Proxy Statement / A-5

Exhibit A
Free Cash Flow - Reconciliation of a Non-GAAP Measure - Unaudited

	Year Ended December 31,
	2025	2024	2023	2022	2021
	(In $ millions)
Net cash provided by (used in) investing activities	(349)	(470)	(134)	(11,141)	(1,119)
Net cash provided by (used in) financing activities	(513)	(1,313)	(1,456)	10,290	(1,042)

Net cash provided by (used in) operating activities	1,146	966	1,899	1,819	1,757
Capital expenditures on property, plant and equipment	(343)	(435)	(568)	(543)	(467)
Contributions from/(Distributions) to NCI	(30)	(33)	(11)	(13)	(27)
Free cash flow(1)	773	498	1,320	1,263	1,263
(1)Free cash flow is a liquidity measure used by the Company and is defined by the Company as net cash provided by (used in) operating activities, less capital expenditures on property, plant and equipment, and adjusted for contributions from or distributions to our noncontrolling interest joint ventures.
Return on Invested Capital (Adjusted) - Presentation of a Non-GAAP Measure - Unaudited

			2025
			(In $ millions, except percentages)
Net earnings (loss) attributable to Celanese Corporation			(1,165)

Adjusted EBIT			1,150
Adjusted effective tax rate			8%
Adjusted EBIT tax effected			1,058

	2025	2024	Average
	(In $ millions, except percentages)
Short-term borrowings and current installments of long-term debt - third parties and affiliates	1,204	1,501	1,353
Long-term debt, net of unamortized deferred financing costs	11,394	11,078	11,236
Celanese Corporation shareholders’ equity	4,049	5,129	4,589
Invested capital			17,178

Return on invested capital (adjusted)			6.2%

Net earnings (loss) attributable to Celanese Corporation as a percentage of invested capital			(6.8)%

Celanese 2026 / Notice of Annual Meeting and Proxy Statement / A-6

Exhibit A

			2024
			(In $ millions, except percentages)
Net earnings (loss) attributable to Celanese Corporation			(1,542)

Adjusted EBIT			1,625
Adjusted effective tax rate			9%
Adjusted EBIT tax effected			1,479

	2024	2023	Average
	(In $ millions, except percentages)
Short-term borrowings and current installments of long-term debt - third parties and affiliates	1,501	1,383	1,442
Long-term debt, net of unamortized deferred financing costs	11,078	12,301	11,690
Celanese Corporation shareholders’ equity	5,129	7,065	6,097
Invested capital			19,229

Return on invested capital (adjusted)			7.7%

Net earnings (loss) attributable to Celanese Corporation as a percentage of invested capital			(8.0)%

			2023
			(In $ millions, except percentages)
Net earnings (loss) attributable to Celanese Corporation			1,943

Adjusted EBIT			1,731
Adjusted effective tax rate			9%
Adjusted EBIT tax effected			1,575

	2023	2022	Average
	(In $ millions, except percentages)
Short-term borrowings and current installments of long-term debt - third parties and affiliates	1,383	1,306	1,345
Long-term debt, net of unamortized deferred financing costs	12,301	13,373	12,837
Celanese Corporation shareholders’ equity	7,065	5,628	6,347
Invested capital			20,529

Return on invested capital (adjusted)			7.7%

Net earnings (loss) attributable to Celanese Corporation as a percentage of invested capital			9.5%

Celanese 2026 / Notice of Annual Meeting and Proxy Statement / A-7

Celanese

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. (EDT) on April 15, 2026 (April 13, 2026 for participants in the Celanese Americas Retirement Savings Plan). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CE2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. (EDT) on April 15, 2026 (April 13, 2026 for participants in the Celanese Americas Retirement Savings Plan). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V85289-P45776-Z92017

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CELANESE CORPORATION

The Board of Directors recommends that you vote FOR all director nominees in Item 1 and FOR Items 2 and 3.

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Bruce E. Chinn	☐	☐	☐
1b. Edward G. Galante	☐	☐	☐
1c. Kathryn M. Hill	☐	☐	☐
1d. Deborah J. Kissire	☐	☐	☐
1e. Michael Koenig	☐	☐	☐
1f. Christopher J. Kuehn	☐	☐	☐
1g. Ganesh Moorthy	☐	☐	☐
1h. Scott A. Richardson	☐	☐	☐
1i. Kim K.W. Rucker	☐	☐	☐

	For	**Against**	**Abstain**
2. Ratification of the selection of KPMG LLP as our independent registered public accounting firm for 2026.	☐	☐	☐
3. Advisory approval of executive compensation.	☐	☐	☐

The proxies are authorized to vote, in their discretion, for a substitute should any nominee become unavailable for election and upon such other business as may properly come before the meeting and any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V85290-P45776-Z92017

CELANESE CORPORATION
222 W. Las Colinas Blvd., Suite 900N
Irving, Texas 75039
This Proxy is solicited by the Board of Directors

PROXY AND VOTING INSTRUCTIONS CARD

The undersigned hereby constitutes and appoints Chuck B. Kyrish and Ashley B. Duffie, and each of them (collectively, the "Proxyholders"), his/her true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of CELANESE CORPORATION (the "Company") to be held on Thursday, April 16, 2026 at 1:00 p.m. (CDT), and at any adjournments or postponements thereof (the "Meeting"), and to vote the undersigned's shares of Company Common Stock on all matters coming before the Meeting in the manner directed on the reverse side of this card. You are encouraged to specify your choices by marking the appropriate boxes. SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. **ON MATTERS FOR WHICH YOU DO NOT SPECIFY A CHOICE, THE SHARES OF COMPANY COMMON STOCK WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS; THEREFORE, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL OF THE COMPANY'S DIRECTOR NOMINEES IN ITEM 1; AND FOR ITEMS 2 AND 3.** The Proxyholders cannot vote the shares unless you sign and return this card.

If you are a participant in the Celanese Americas Retirement Savings Plan (the "Plan") this card also constitutes voting instructions to the trustee for any shares held on your behalf under the Plan. The trustee will vote the shares as instructed. Your voting instructions must be received by April 13, 2026, to allow sufficient time for the trustee to vote the shares. If no voting instructions are provided, the trustee will vote the shares in the same proportion as shares to which voting instructions have been received, unless contrary to ERISA.

(Continued and to be signed on reverse side)